UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
Delek US Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF THE 2021 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Delek US Holdings, Inc. (the “Company,” “Delek,” “we,” “us,” or “our”) will be held on May 6, 2021 at 1:00 p.m., central daylight saving time, for the following purposes:

(1)	To elect eight directors of the Company to serve until the 2022 Annual Meeting of Stockholders or until their respective successors are appointed, elected and qualified;
(2)	To adopt the advisory resolution approving the Company’s executive compensation program for our named executive officers as described in the Proxy Statement;
(3)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year;
(4)	To approve an amendment to our 2016 Long-Term Incentive Plan to increase the number of shares available for issuance thereunder;
(5)	To approve our Employee Stock Purchase Plan; and
(6)	To transact any other business properly brought before the Annual Meeting.

Following the success of last year’s virtual annual meeting, we are excited to embrace virtual annual meeting technology again, which we believe provides expanded access, improved communications and cost and time savings for our stockholders and the Company. In addition, in light of public health concerns regarding the COVID-19 pandemic and related travel restrictions, a virtual-only format protects the health and safety of our employees and stockholders during this time. You may virtually attend the meeting, submit questions, and vote your shares by visiting www.cesonlineservices.com/dk21_vm as described in the accompanying Proxy Statement. To participate in the Annual Meeting, you must register at www.cesonlineservices.com/dk21_vm by 1:00 p.m., central daylight saving time, on May 5, 2021.

Additional information concerning the matters to be voted upon at the Annual Meeting is set forth in the Company’s proxy materials. We have enclosed the 2020 Annual Report, Proxy Statement (together with the notice of Annual Meeting), and WHITE proxy card or voting instruction form. For instructions on how to request a paper copy of the proxy materials and/or our 2020 Annual Report free of charge, please refer to the instructions on the enclosed proxy card or voting instructions or write to me at the Company’s corporate headquarters located at 7102 Commerce Way, Brentwood, Tennessee 37027. If you have any questions, please contact MacKenzie Partners, Inc., our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders in the U.S. and Canada may call toll-free at (800) 322-2885. Banks and brokers may call collect at (212) 929-5500.

Only stockholders of record at the close of business on March 18, 2021 are entitled to receive notice of and vote at the Annual Meeting and at any postponement(s) or adjournment(s) thereof. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the Annual Meeting for ten (10) days prior to the Annual Meeting at our corporate headquarters.

If you were a stockholder at the close of business on March 18, 2021, it is important that you vote your shares as soon as possible using one of the methods set forth on the WHITE proxy card or voting instruction form or by signing and returning your WHITE proxy card. Your vote is important and you are encouraged to vote your shares as soon as possible, even if you plan to participate in and vote at the Annual Meeting.

Your vote will be especially important at the Annual Meeting. As you may be aware, certain entities affiliated with CVR Energy, Inc. (collectively, “CVR Energy”) have proposed three alternative director nominees for election at the Annual Meeting. As a result, you may receive solicitation materials, including a GOLD proxy card, from CVR Energy seeking your proxy to vote for CVR Energy’s nominees. After careful consideration, our Board of Directors does NOT endorse the election of CVR Energy’s nominees, as fully outlined in the accompanying Proxy Statement. The Board urges you NOT to sign or return or vote the GOLD proxy card sent to you by CVR Energy.

If you have already voted using a GOLD proxy card sent to you by CVR Energy, you can revoke it by signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or by voting via the Internet or by telephone by the following instructions provided on the enclosed WHITE proxy card or WHITE voting instruction form. Only your last-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement.

We strongly urge you (1) to read the accompanying Proxy Statement carefully and vote FOR ALL of the eight director nominees proposed by our Board and in accordance with our Board’s recommendations on the other proposals via the Internet or telephone or by mail using the enclosed WHITE proxy card and (2) not to return any proxy card sent to you by CVR Energy. If you vote using a GOLD proxy card sent to you by CVR Energy, you can subsequently revoke it by following the instructions on the WHITE proxy card in the postage-paid envelope provided. Only your last-dated proxy will count and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement.

It is important that your shares be represented at the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, it is important that you read the enclosed Proxy Statement and promptly vote by completing, signing, and dating the WHITE proxy card and mailing it in the enclosed, postage pre-paid envelope. You may also vote by telephone or by the Internet by following the instructions on the WHITE proxy card. Please note that if you hold your shares as a beneficial owner through a bank or broker and you do not indicate on your proxy card your preferences with respect to any given proposal, your bank or broker will not be permitted to vote on your behalf on such proposal.

By Order of the Board of Directors,
Denise McWatters	May 6, 2021
Executive Vice President, General Counsel and Corporate Secretary	1:00 p.m., central daylight saving time

Delek US Holdings, Inc.	Online at
March 25, 2021	www.cesonlineservices.com/dk21_vm

ADDITIONAL INFORMATION

On or about March 25, 2021, we expect to mail our proxy materials to all stockholders of record as of the record date. Our proxy materials include the Notice of the 2021 Annual Meeting of Stockholders, this Proxy Statement, a WHITE proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (“2020 Annual Report”). Copies of these documents are also available on the Investor Relations page of our website at www.delekus.com. You may also obtain these materials at the SEC website at www.sec.gov. For additional questions, assistance in submitting proxies or voting shares, or to request additional copies of the Proxy Statement or the enclosed WHITE proxy card, please contact MacKenzie Partners, Inc. (“MacKenzie”), our proxy solicitor assisting us in connection with the 2021 Annual Meeting:
MacKenzie Partners, Inc.
1407 Broadway
New York, New York 10018
Stockholders Call Toll Free: (800) 322-2885
Banks and Brokers Call: (212) 929-5500
Email: proxy@mackenziepartners.com

The Company’s 2020 Annual Report is not proxy soliciting material. Except to the extent specifically referenced herein, information contained or referenced on our website is not incorporated by reference into, and does not form a part of, this Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 6, 2021
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company’s proxy materials are available over the Internet at ir.delekus.com/sec-filings.

This Notice of the 2021 Annual Meeting of Stockholders, the accompanying Proxy Statement, the Company’s 2020 Annual Report, and form of WHITE proxy card, and any amendments thereto, are available free of charge at https://ir.delekus.com/proxy-materials. Information on our website does not constitute part of the Company’s proxy solicitation materials.

Stockholders may obtain a paper or email copy of these materials at no charge at https://ir.delekus.com/proxy-materials or through requests to our proxy solicitor, MacKenzie Partners, Inc. (“MacKenzie”) by calling (800) 322-2885 (toll-free in North America) or by emailing proxy@mackenziepartners.com. Upon payment of a reasonable fee, stockholders may also obtain a copy of the exhibits to our 2020 Annual Report. Any request for such materials should be delivered to MacKenzie before May 4, 2021 to facilitate timely delivery.

For information on how to attend, vote and participate at the Annual Meeting, any control/identification numbers needed and instructions on how to access or request a WHITE proxy card, please contact MacKenzie requesting such information.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S EIGHT NOMINEES UNDER PROPOSAL 1, “FOR” PROPOSAL 2 TO ADOPT THE ADVISORY RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION PROGRAM FOR OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE PROXY STATEMENT, “FOR” PROPOSAL 3 TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2021 FISCAL YEAR, “FOR” PROPOSAL 4 TO APPROVE AN AMENDMENT TO OUR 2016 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER, AND “FOR” PROPOSAL 5 TO APPROVE OUR EMPLOYEE STOCK PURCHASE PLAN USING THE ENCLOSED WHITE PROXY CARD.

Additionally, if you have any questions or require assistance in authorizing a proxy or voting your shares of our common stock or in obtaining any of the above materials, please contact MacKenzie through one of the channels listed above. Other than the three alternative director nominees CVR Energy has proposed for election at the Annual Meeting, we are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting.

PROXY STATEMENT

SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This is only a summary and may not contain all of the information that is important to you. For more complete information, please review this Proxy Statement in its entirety, as well as our 2020 Annual Report. The Company’s 2020 Annual Report is not proxy soliciting material.

2021 Meeting Information

This Proxy Statement is first being furnished to stockholders on March 25, 2021 in connection with the solicitation by the Board of Directors (the “Board”) of Delek US Holdings, Inc. (“we,” “us,” “our” or the “Company”) of proxies to be voted at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”), and at any adjournment or postponement of such meeting.

Record Date	March 18, 2021
Meeting Date	May 6, 2021
Meeting Time	1:00 p.m., central daylight saving time
Meeting Location	Online at www.cesonlineservices.com/dk21_vm

Matters to Be Voted Upon

Proposals	Board Recommendations	Page References
Proposal 1. Election of EIGHT Directors	FOR each Company nominee named herein	22
Proposal 2. Advisory Resolution on Executive Compensation	FOR	56
Proposal 3. Ratify the Appointment of Auditors	FOR	64
Proposal 4. Approve the Amendment to our 2016 Long-Term Incentive Plan	FOR	67
Proposal 5. Approve our Employee Stock Purchase Plan	FOR	74

The Company’s Board unanimously recommends that you vote “FOR ALL” of the Company’s director nominees on the enclosed WHITE proxy card. Your vote is especially important this year. You may receive solicitation materials from CVR Energy, including proxy statements and GOLD proxy cards, seeking your proxy to vote for CVR Energy’s three director nominees. We urge you NOT to sign or return any GOLD proxy card sent to you by CVR Energy. The persons named as proxies on the WHITE proxy card will use their discretion to vote on other matters that may properly arise at the Annual Meeting or any adjournment or postponement thereof. If you have already voted using a GOLD proxy card sent to you by CVR Energy, you can revoke it by signing and dating the enclosed WHITE proxy card and returning it in the postage-prepaid envelope provided or by voting via the Internet or by telephone by following the instructions provided below. Only your last-dated proxy will count.

Please note that CVR Energy has submitted to the Company a notice of nomination of three (3) nominees for election to the Board and stated that it intends to have the three (3) nominees stand for election to the Board at the 2021 Annual Meeting. You may receive solicitation materials from CVR Energy seeking your proxy to vote for CVR Energy’s nominees. The Company is not responsible for the accuracy of any information provided by, or relating to, CVR Energy or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, CVR Energy or any other statements that CVR Energy may otherwise make. CVR Energy chooses which of the Company’s stockholders will receive CVR Energy’s proxy solicitation materials.

Your vote is very important. You may vote by proxy or in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are encouraged to read the Proxy Statement and vote your shares as soon as possible to ensure that your shares are represented and voted at the Annual Meeting. If you hold your shares as a record holder, you may vote your shares by proxy via the phone or the Internet by following the instructions provided on the enclosed WHITE proxy card or by completing, signing, dating and returning your WHITE proxy card in the postage-paid envelope provided. If you hold your shares through your brokerage firm, bank, dealer, or other similar organization, please follow the instructions you received from the holder of record to vote your shares.

If you have any questions regarding this information or the proxy materials, please contact MacKenzie, our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders may call toll-free at (800) 322-2885. Banks and brokers may call collect at (212) 929-5500.

Stockholders will also transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

A copy of this Notice of 2021 Annual Meeting of Stockholders and Proxy Statement is being sent to stockholders beginning on or about March 25, 2021.

How to Vote

Your vote is important to our future. Even if you plan to attend the Annual Meeting, to ensure that your shares are represented and voted at the Annual Meeting, we encourage you to submit your WHITE proxy card or voting instructions form as soon as possible or to vote by Internet or phone prior to the Annual Meeting by following the instructions on your WHITE proxy card (though holders in “street name” should follow the instructions given to them by their bank, broker or other nominee to vote their shares). Internet and phone voting will close at 11:59 p.m. eastern daylight saving time on May 5, 2021.

YOU CAN VOTE BY ANY OF THE FOLLOWING METHODS:

INTERNET Online at the website on the enclosed WHITE proxy card or voting instruction form	PHONE By telephone by calling the number indicated on the enclosed WHITE proxy card or voting instruction form	MAIL By signing and returning your WHITE proxy card or voting instruction card before May 6, 2021	VIRTUALLY By virtually attending the Annual Meeting at www.cesonlineservices.com/dk21_vm and voting your shares online on May 6, 2021

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements contained in this Proxy Statement which are not purely historical, including, without limitation, statements regarding the preparations for and outcome of the 2021 Annual Meeting, actions which may be taken by CVR Energy and any response from Delek, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties such as those described in Delek’s Annual Report on Form 10-K for the year ended December 31, 2020 and subsequent filings with the SEC. Such risks and uncertainties include inherent risks and uncertainties relating to Delek’s internal models or the projections in this Proxy Statement; risks and uncertainties associated with the COVID-19 pandemic; negative changes in economic and industry conditions in the United States or other countries; disruptions to our refining operations; litigation and other judicial proceedings affecting Delek; restrictions on Delek’s liquidity or business operations resulting from its debt agreements; infringement of Delek’s technology or the assertion that Delek’s technology infringes the rights of other parties; actions of CVR Energy and other activist stockholders; risks and uncertainties associated with Delek’s information technology systems, including the potential for breaches of security and evolving regulations regarding privacy and data protection; increases in the prices of commodity components; potential for significant adverse changes in governing regulations; changes in tax laws and regulations in the United States; termination or interruption of relationships with Delek’s suppliers, or failure of such suppliers to perform; fluctuations in interest rates; concentration of a substantial portion of Delek’s revenues among four refining facilities; volatility in the market price of Delek’s common stock; failure to comply with applicable environmental laws; changes in key personnel; work stoppage or transportation risks; price and product competition; availability of labor and commodities; and other factors referenced in the 2020 Annual Report and other materials filed with the SEC. All subsequent forward-looking statements attributable to Delek or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Delek assumes no obligation to update or disclose revisions to those estimates.

DELEK US HOLDINGS, INC.	2021 PROXY STATEMENT | 3

This Proxy Statement and our 2020 Annual Report are also available at ir.delekus.com/proxy-materials

QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?
This Proxy Statement and enclosed form of proxy (first mailed to stockholders on or about March 25, 2021) are furnished in connection with the solicitation by our Board of proxies for use at the Annual Meeting or at any postponement or adjournment thereof.

How does the Board recommend that I vote?
The Board recommends that you vote: (1) “FOR” each of the eight nominees to the Board named in this Proxy Statement; (2) “FOR” the advisory resolution approving the executive compensation program for our named executive officers; (3) “FOR” the ratification of the appointment of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the 2021 fiscal year; (4) “FOR” the amendment to our 2016 Long-Term Incentive Plan; and (5) “FOR” our Employee Stock Purchase Plan.

Please note that CVR Energy has nominated three director nominees for election at the Annual Meeting in opposition to three of the nominees recommended by our Board. CVR Energy’s nominees have NOT been endorsed by the Board, and the Board strongly urges you NOT to sign or return the GOLD proxy card sent to you by CVR Energy. Please see “Why have I received different color proxy cards?” below for more information.

Your vote is especially important this year in light of CVR Energy’s proxy contest. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote as soon as possible using the enclosed WHITE proxy card. Please see “How do I vote?” below for more information on how to vote.

Who is entitled to vote?
Holders of record of our common stock, $0.01 par value (“Common Stock”), at the close of business on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, 73,875,197 shares of Common Stock were issued and outstanding. The Common Stock is our only outstanding class of voting securities. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. If you virtually attend the Annual Meeting, you may vote your shares online. Votes submitted and received as provided below on or before 11:59 p.m. eastern daylight saving time on May 5, 2021 will be counted. Only votes submitted online at the virtual Annual Meeting will be counted after that time.

How do I vote?
If you were a stockholder of record at the close of business on March 18, 2021, you can vote your shares by any one of the following methods:

YOU CAN VOTE BY ANY OF THE FOLLOWING METHODS:

INTERNET Online at the website on the enclosed WHITE proxy card or voting instruction form	PHONE By telephone by calling the number indicated on the enclosed WHITE proxy card or voting instruction form	MAIL By signing and returning your WHITE proxy card or voting instruction card before May 6, 2021	VIRTUALLY By virtually attending the Annual Meeting at www.cesonlineservices.com/dk21_vm and voting your shares online on May 6, 2021

Even if you currently plan to virtually attend the Annual Meeting, we recommend that you submit your WHITE proxy by one of the methods described above so that your shares will be represented and your vote will be counted if you later decide not to virtually attend and vote online at the Annual Meeting. If you hold your shares in street name, you may virtually attend and vote your shares online at the Annual

DELEK US HOLDINGS, INC.	2021 PROXY STATEMENT | 4

Meeting only if you have obtained a legal proxy from your brokerage firm, bank, trustee or other nominee giving you the right to vote the shares at the Annual Meeting.

How do I vote my shares if they are held in street name?
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company (“AmStock”), you are a “stockholder of record” (or “registered stockholder”) of those shares, and these proxy materials have been provided directly to you by the Company. If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “beneficial owner” of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your brokerage, bank, trust or other nominee as custodian (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares by using the voting instructions card, and the record holder is required to vote your shares in accordance with your instructions.

How will voting on any other business be conducted?
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to each of Ezra Uzi Yemin, our Board Chair, President, and Chief Executive Officer, and Reuven Spiegel, our Executive Vice President and Chief Financial Officer, to vote your shares on such matters at their discretion.

Can I revoke or change my vote?
Yes. You may revoke or change your proxy, including a proxy submitted via internet or telephone as described in this Proxy Statement by: (a) notifying our Corporate Secretary in writing on or before May 5, 2021; (b) submitting a later-dated but still timely proxy card by mail on or before May 5, 2021; or (c) virtually attending and voting online at the Annual Meeting. If you are a beneficial owner with your shares held in street name, you must follow the instructions of your broker, bank, trust or other nominee who is the registered stockholder of your shares to revoke a proxy. The latest-dated, timely, properly completed voting instructions that you submit will count as your vote. If a vote has been recorded for your shares and you submit a proxy card that is not properly signed and dated, the previously recorded vote will stand.

If you have previously signed a GOLD proxy card sent to you by CVR Energy, you may change your vote and revoke your prior proxy by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions on the enclosed WHITE proxy card.

Submitting a GOLD proxy card from CVR Energy — even if you withhold your vote on CVR Energy’s nominees on such proxy card — will revoke any vote you previously made via our WHITE proxy card. If you wish to vote pursuant to the recommendations of the Board, you should disregard any proxy card that you receive that is not a WHITE proxy card and NOT return any GOLD proxy card that you may receive from CVR Energy.

What if I submit my proxy but I do not specify how I want my shares voted?
If you submit a WHITE proxy but do not specify how you want your shares to be voted, the proxy holder will vote your shares FOR each of the five proposals described in this Proxy Statement. If other matters requiring the vote of stockholders properly come before the Annual Meeting, it is the intention of the persons named on the proxy card to vote proxies held by them in accordance with their best judgment.

What does it mean if I get more than one proxy statement or WHITE proxy card?
If your shares are registered in more than one name or in more than one account, you will receive more than one card. Please complete and return all of the WHITE proxy cards you receive to ensure that ALL of your shares are voted.

Since CVR Energy has nominated three alternative director candidates and commenced a proxy contest, we will likely conduct multiple mailings prior to the Annual Meeting to ensure stockholders have our latest proxy information and materials to vote. We will send you a new WHITE proxy card with each mailing, regardless of whether you have previously voted. The latest dated proxy you submit will be counted, and IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD OF DIRECTORS then you should only submit WHITE proxy cards.

Why have I received different color proxy cards?
CVR Energy has nominated three director nominees for election at the Annual Meeting in opposition to three of the nominees recommended by the Board. The Company has provided you with the enclosed WHITE proxy card. CVR Energy may send you a GOLD proxy card.

DELEK US HOLDINGS, INC.	2021 PROXY STATEMENT | 5

The Board unanimously recommends using the enclosed WHITE proxy card to vote FOR ALL of the Board’s nominees for directors. Our Board recommends and strongly urges that you simply DISREGARD the GOLD proxy card.

Who is soliciting my vote?
Your vote is being solicited by our Board. Certain of our officers, directors and employees, none of whom will receive additional compensation therefor, may solicit proxies by telephone or other personal communication. We have retained MacKenzie to assist us solicit proxies in connection with the Annual Meeting. Under our agreement with MacKenzie, MacKenzie will receive up to $650,000 plus reimbursement of reasonable out-of-pocket expenses. We will bear the cost of the solicitation of the proxies, including postage, printing and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares of Common Stock.

Who will count the vote?
Corporate Election Services, Inc. ("CES") will serve as master tabulator and First Coast Results, Inc. ("First Coast"), an independent third party, will act as the inspector of the elections.

What is a “quorum”?
A “quorum” is the presence of the holders of a majority of the outstanding shares entitled to vote either virtually attending or represented by proxy at the meeting. There must be a quorum for the Annual Meeting to be lawfully conducted. Proxies received but marked as abstentions, and withheld votes will be included in the calculation of the number of shares considered to be present at the meeting.

We expect there to be a “contest” with respect to the election of directors at the Annual Meeting within the meaning of the rules of the New York Stock Exchange (the “NYSE”). The rules of the NYSE provide that in the event of a contest banks, brokers, and other nominees may not exercise discretionary voting authority on behalf of such beneficial owners on any matters to be presented at the Annual Meeting, including “routine matters” such as the ratification of the selection of Ernst & Young LLP as our independent public accountants for our 2021 fiscal year (Proposal 3). As a result, shares held by such banks, brokers, or other nominees for which no instructions have been provided cannot be included in the number of shares present and entitled to vote at the Annual Meeting for the purposes of establishing a quorum. If you are a beneficial owner of shares held in street name, we urge you to provide voting instructions to the organization that holds your shares by using the voting instructions form that organization has provided so that your shares can be counted as present and voted.

What are the voting requirements to approve each proposal?
Because the director election at the 2021 Annual Meeting is contested, as defined in the Bylaws, the directors will be elected by a plurality of votes cast by holders of shares entitled to vote. This means that the director nominees with the most votes for the positions available are elected. To approve the advisory resolution approving the executive compensation program for our named executive officers, the proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2021, the proposal to approve the amendment of our 2016 Long-Term Incentive Plan, and the proposal to approve our Employee Stock Purchase Plan, a majority of the votes cast at the Annual Meeting must vote in favor of each proposal.

What is the effect of abstentions, withheld votes and broker non-votes?
Abstentions and instructions to withhold authority to vote will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum exists. They will not be counted as votes cast and will have no effect on the outcome of the vote. A “withhold” vote will have no effect on the outcome of the election of directors.

“Broker non-votes” are shares held by brokers or nominees which are present by virtually attending the Annual Meeting or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. We expect there to be a “contest” with respect to the election of directors at the Annual Meeting within the meaning of the rules of the NYSE. The rules of the NYSE provide that in the event of a contest banks, brokers, and other nominees may not exercise discretionary voting authority on behalf of such beneficial owners on any matters to be presented at the Annual Meeting, including “routine matters” such as the ratification of the selection of Ernst & Young LLP as our independent public accountants for our 2021 fiscal year (Proposal 3).

If for some reason the Annual Meeting does not turn out to be a “contest” with respect to the election of directors at the Annual Meeting within the meaning of the rules of the NYSE, then NYSE-member brokers who hold shares of Common Stock in street name for their customers and have transmitted our proxy solicitation materials to their customers, but do not receive voting instructions from such customers, will be permitted to vote on discretionary items.

•Non-Discretionary Items. The election of directors, the approval of the advisory resolution approving the executive compensation program for our named executive officers, the approval of the amendment of our 2016 Long-Term Incentive Plan and the

DELEK US HOLDINGS, INC.	2021 PROXY STATEMENT | 6

approval of our Employee Stock Purchase Plan are considered non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

•Discretionary Items. The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, if the election of directors at the Annual Meeting is “contested” within the meaning of the rules of the NYSE, then brokers, banks and other nominees that do not receive voting instructions from beneficial owners will not be able vote on this proposal in their discretion. If for some reason the election of directors at the Annual Meeting is not “contested” within the meaning of the rules of the NYSE, then brokers, banks and other nominees that do not receive voting instructions from beneficial owners may be able vote on this proposal in their discretion.

Can I change the number of copies of the Annual Meeting materials that I receive?
Yes. The Company will generally deliver one copy of its proxy materials to each address where multiple record holders of our Common Stock reside, unless we have received instructions to the contrary, a process commonly referred to as “householding.” However, in light of the contested nature of this year’s Annual Meeting, the Company will not be householding proxy materials. If you are a registered stockholder and would like to have separate copies of the proxy materials mailed to you in the future, or you would like to have a single copy of the proxy materials mailed to you in the future, please contact your bank, broker, or other nominee record holder, or you can notify the Company by sending a written request. Written requests for additional information or additional proxy materials should be directed to our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027, (615) 771-6701 or by sending an e-mail to Investor.Relations@delekus.com.

Who should I call if I have questions or need assistance voting my shares?
If you have any questions or need assistance in voting your shares, please call our proxy solicitor, MacKenzie, toll-free at (800) 322-2885.

Why is the Annual Meeting being held in virtual-only format this year?
Following the success of last year’s virtual annual meeting, we are excited to embrace virtual annual meeting technology again, which we believe provides expanded access, improved communications and cost and time savings for our stockholders and the Company. In addition, in light of public health concerns regarding the COVID-19 pandemic and related travel restrictions, a virtual-only format protects the health and safety of our employees and stockholders during this time. The Annual Meeting is planned to be a completely virtual meeting of stockholders, and will be conducted exclusively by webcast at www.cesonlineservices.com/dk21_vm.

How can I participate in the Annual Meeting?
You may virtually attend, submit questions and vote your shares during the Annual Meeting by visiting our Annual Meeting website at www.cesonlineservices.com/dk21_vm.

Registered Stockholders
Stockholders of record as of the record date must register in advance to participate in the Annual Meeting by visiting the website www.cesonlineservices.com/dk21_vm prior to the deadline of 1:00 p.m., central daylight saving time, on May 5, 2021. Please have your WHITE proxy card containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting.

Beneficial Stockholders
Stockholders whose shares are held through a broker, bank or other nominee as of the record date must register in advance to participate in the virtual Annual Meeting by visiting the website www.cesonlineservices.com/dk21_vm prior to the deadline of 1:00 p.m., central daylight saving time, on May 5, 2021. Please have your voting instruction form or other communication containing your control number available and follow the instructions to complete your registration request, including uploading a copy of one of these documents. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. If you are a beneficial stockholder and you wish to vote your shares online during the virtual Annual Meeting, rather than submitting your voting instructions before the Annual Meeting, you will need to contact your bank, broker or other nominee to obtain a legal proxy form that you must submit in PDF or Image file format with your ballot when voting online during the Annual Meeting.

Even if you plan to virtually attend the Annual Meeting, which is the only way to attend the Annual Meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to virtually attend the Annual Meeting. The Annual Meeting will begin promptly at 1:00 p.m., central daylight saving time. Online check-in will begin at 12:30 p.m., central daylight saving time, and you should allow ample time for the online check-in procedures.

In order to ensure that your shares are represented at the Annual Meeting, we strongly encourage you to vote your shares by proxy prior to the Annual Meeting, and further encourage you to submit your proxies electronically — by telephone or by Internet — by following the

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simple instructions on the enclosed WHITE proxy card. Your vote is important, and voting electronically should facilitate the timely receipt of your proxy despite any potential disruptions in mail service due to COVID-19.

May stockholders ask questions at the Annual Meeting?
Yes. Stockholders who have successfully registered will have the ability to submit questions during the Annual Meeting by visiting our Annual Meeting website at www.cesonlineservices.com/dk21_vm. We intend to answer all questions submitted during the meeting which are pertinent to the Company and the meeting matters, as time permits. Detailed guidelines for submitting questions during the meeting are available on the Investor Relations page of our website at www.delekus.com.

What if I have technical difficulties or trouble accessing the Annual Meeting?
Beginning 30 minutes prior to the start of and during the meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call the technical support number that will be posted on the virtual meeting login page.

Is it possible that the meeting format will be changed so that it is no longer virtual only?
We believe a virtual-only format provides expanded access, improved communications and cost and time savings for our stockholders and the Company. In addition, in light of public health concerns regarding the COVID-19 Pandemic and related travel restrictions, a virtual-only format protects the health and safety of our employees and stockholders during this time. However, if it becomes necessary or advisable to change the format of the meeting as circumstances evolve, we will notify stockholders as soon as practicable.

Do stockholders have any appraisal or dissenters’ rights on the matters to be voted on at the Annual Meeting?
No, stockholders of the Company will not have rights of appraisal or similar dissenters’ rights with respect to any of the matters identified in this Proxy Statement to be acted upon at the Annual Meeting.

How can I obtain additional information about the Company?
Copies of our Annual Report to Stockholders and Annual Report on Form 10-K for the year ended December 31, 2020, and our other annual, quarterly and current reports, and any amendments to those reports, are filed with the SEC, and are available free of charge on our website, which is located at www.delekus.com. These reports and other information are filed electronically with the SEC and are available at the SEC’s website, www.sec.gov. Copies of these reports will be sent without charge to any stockholder requesting it in writing to our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027. The investor relations page of our website contains our press releases, earnings releases, financial information and stock quotes, as well as links to our SEC filings. The information posted on our website is not incorporated into this Proxy Statement.

Background of the Solicitation
On March 19, 2020, CVR Energy, which is controlled by Carl Icahn and is a competitor of the Company, filed a Schedule 13D announcing that it had purchased 14.86% of our outstanding shares and intended to discuss a potential transaction involving Delek and CVR Energy. CVR Energy’s purchases of our stock were made at severely depressed prices in the midst of a dramatic decline in energy demand and global economic conditions.

On March 20, 2020, in response to CVR Energy’s announcement, the Board adopted a limited duration stockholder rights agreement to protect stockholder interests and maximize value for all stockholders. In announcing the adoption of the rights agreement, the Company said “Our Board and management are always open to exploring options that deliver increased value to shareholders including potential business combinations. We appreciate CVR’s investment in our company and we look forward to having a discussion about potential opportunities. Given the fact that Delek’s current share price does not reflect the company’s intrinsic long-term value due to the extreme dislocation caused by the COVID-19 crisis and low commodity prices, we had no choice but to take action to prevent a creeping change of control without a premium and on terms that would not deliver sufficient value for all shareholders.”

Following CVR Energy’s initial filing in March 2020, we were not contacted by either Icahn or CVR Energy until January 14, 2021 when CVR Energy delivered a letter indicating that it has no interest in acquiring Delek, and outlined a series of actions CVR Energy wanted Delek to take along with plans to replace three of our directors with its nominees. CVR Energy amended its Schedule 13D to publicly disclose the letter.

On January 14, 2021, the Company issued a press release noting that the Company welcomes dialogue with its stockholders and constructive input related to enhancing stockholder value, and stating that the Nominating and Corporate Governance Committee would evaluate any nominees from CVR Energy if and when they are received and make a recommendation in due course.

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On February 2, 2021, CVR Energy delivered a nomination notice to the Company indicating its intent to nominate a slate of three candidates to stand for election to the Board at the Annual Meeting. The nominees are Robert Edward Kent, Jr., George J. Damiris, and Randall D. Balhorn.

On February 3, 2021, the Company issued a press release stating that the Nominating and Corporate Governance Committee would evaluate CVR Energy’s nominees and make a recommendation in due course.

On February 18 and 19, 2021, members of the Nominating and Corporate Governance Committee had video conference interviews with CVR Energy’s proposed nominees.

In late February 2021, the Company reached out to CVR Energy, and subsequently has had several conversations with no resulting resolution.

At a meeting held on March 2, 2021, upon the recommendation of the Nominating and Corporate Governance Committee, the Board unanimously approved the filing of the preliminary proxy statement and the Board unanimously nominated each of the directors listed under Proposal 1 for election at the Annual Meeting.

On March 3, 2021, the Company filed its preliminary proxy statement with the SEC nominating the Board’s eight nominees for election to the Board at the Company’s 2021 Annual Meeting of Stockholders.

On March 9, 2021, CVR Energy filed a preliminary proxy statement nominating Messrs. Kent, Damiris, and Balhorn for election to the Board at the Annual Meeting.

On March 19, 2021, the stockholder rights agreement expired.

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CORPORATE GOVERNANCE

Composition of the Board

At the date of this Proxy Statement, the Board consists of seven non-employee directors (William J. Finnerty; Richard J. Marcogliese; Gary M. Sullivan, Jr.; Vicky Sutil; Laurie Z. Tolson; David Wiessman; and Shlomo Zohar) and one employee director (Ezra Uzi Yemin, our President, Chief Executive Officer and Chair of the Board). Each of these individuals currently serves as a director of the Company and has been nominated for election at the Annual Meeting to serve for a one-year term expiring at our 2022 Annual Meeting of Stockholders or when his or her successor is duly appointed, elected and qualified.

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee (the “Governance Committee”) and the Environmental Health & Safety Committee (the “EHS Committee”). The role of each of these standing committees is further described under “Committees of the Board of Directors” beginning on page 12. The following table shows the current composition of our standing committees:

Board Diversity

The following graphic presents information about the ages and tenures of the members of our Board.

Board Leadership

The Board is led by the Board’s Chair and Chief Executive Officer, Mr. Yemin. In accordance with our Third Amended and Restated Bylaws (the "Bylaws") and Corporate Governance Guidelines (“Governance Guidelines”), the Governance Committee and the Board periodically evaluate our leadership structure, including whether the roles of Chief Executive Officer and Chair of the Board should be held by the same or different individuals. Our Bylaws allow the Board flexibility to determine from time to time whether the two roles should be combined or separated based upon circumstances existing at such time. The Board considers Mr. Yemin’s ability to effectively identify strategic priorities and lead the discussion and execution of strategy, combined with his ability to facilitate the information flow between

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management and the Board and its committees, to be effective tools in ensuring effective governance of the Company’s affairs. In light of these factors, combined with Mr. Yemin’s leadership skills, extensive history with the Company and industry expertise, the Board believes his holding the roles of both Chief Executive Officer and Chair of the Board is in the best interest of the Company and its stockholders at this time. The Governance Committee and the Board will continue to periodically evaluate our leadership structure, including these roles, in the future.

Because the Chair of the Board is not an independent director, the Board considers it to be useful and appropriate to designate an independent director to serve in a lead capacity (the “Lead Independent Director”) to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may determine from time to time. Mr. Zohar has served as the Board’s Lead Independent Director since February 24, 2020. The Lead Independent Director is appointed annually by a majority of the independent directors on the Board and may be removed from or replaced in that position by a majority of the independent directors at any time. The Lead Independent Director will chair all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors, call additional meetings of the independent directors as deemed appropriate, and perform such other functions as the Board may direct, including: (i) serving as principal liaison between the independent directors, on one hand, and the Board Chair and senior management, on the other hand; (ii) providing input from the Board and make recommendations to the Chair regarding Board meetings including with respect to meeting frequency, dates, locations, agendas, management participation and other matters; and (iii) consulting with the Board Chair regarding information submitted by our management that is necessary or appropriate for the Board’s deliberations. In addition, the Lead Independent Director has the authority to engage in direct communication, as appropriate, with our major stockholders, and engage outside counsel and consultants.

87.5%

Independent Director Nominees
Director Independence
At the date of this Proxy Statement and at all times during 2020, the Board was composed of a majority of independent directors. The Board has affirmatively determined that Messrs. Finnerty, Marcogliese, Sullivan, Wiessman, and Zohar and Mses. Sutil and Tolson are each independent under the rules and regulations of the NYSE, the SEC and Company guidelines, and meet the requirements for outside directors under the rules and regulations of Section 162(m) of the Internal Revenue Code of 1986, as amended, and for non-employee directors under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). In reaching its determinations, the Board affirmatively determined that these individuals have no material relationship with us or our management, either directly or as a partner, stockholder or officer of an organization that has a relationship or has engaged in transactions with us or with our management. The Board based this determination and its independence determinations on a review of all of the relevant facts and circumstances, including the responses of the directors to questions regarding their employment history, compensation, affiliations and other relationships including but not limited to familial, commercial, industrial, banking, consulting, legal, accounting, charitable and other relationships.

2020 Board Meetings
Board Meetings. The Board held 25 meetings during 2020 and each director attended at least 75% of the aggregate of all meetings of the Board and committees on which he or she served during the year. While we do not have a policy with regard to Board member attendance at annual meetings of our stockholders, all directors serving at the time of our 2020 annual meeting of stockholders on May 5, 2020, attended the annual meeting.

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Executive Sessions. Our directors met in executive sessions without management present during each regular quarterly meeting of the Board in 2020. Our independent directors also met in executive sessions without management or Mr. Yemin present during each quarterly meeting of the Board in 2020. Our Lead Independent Director, Mr. Zohar, presided over these executive sessions of independent directors. The Board intends to continue to conduct such executive sessions of both the Board and independent directors as necessary or desirable in 2021, including in connection with each regular quarterly meeting. The Lead Independent Director will continue to preside at executive sessions of independent directors.

Committees of the Board of Directors
The Board has four standing committees: the Audit Committee, the Compensation Committee, the Governance Committee and the EHS Committee. Although primary responsibilities may be assigned to one of these committees, the Board receives regular, detailed reports from each committee, engages in additional discussion and oversight regarding matters of particular concern or importance, and non-committee members regularly participate in meetings of each committee. At all times during 2020, all of the members of each of the Company’s standing committees were independent as defined by the rules and regulations of the NYSE, the SEC and Company guidelines. All of the members of the Compensation Committee were outside directors as defined by the rules and regulations of the IRS. The Governance Committee reviews regularly the membership on each of the Board’s four standing committees, and periodically considers whether rotation of committee members or chairs is in the best interests of the Company and its stockholders.

Find more online
Each of the Board’s four standing committees has a written charter that may be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/. Each committee reviews the adequacy of its charter on an annual basis and recommends changes to the Board, as appropriate. Paper copies of the charters are available free of charge to all stockholders by calling (615) 771-6701 or by writing to our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37207.

Audit Committee
On January 1, 2020, the Audit Committee was comprised of Messrs. Sullivan (chair) and Zohar and Ms. Sutil. The Board appointed Messrs. Marcogliese and Wiessman to the Audit Committee in February 2020 and August 2020, respectively. The Board has determined that (i) Messrs. Sullivan, Marcogliese, Wiessman, and Zohar and Ms. Sutil each qualify as independent and financially literate under applicable SEC rules and regulations and the rules of the NYSE; and (ii) Mr. Sullivan is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. The Audit Committee met twelve times during 2020, either in person or by telephone. In performing its functions and to promote the independence of the audit, the Audit Committee consults separately and jointly with the independent auditors, our internal auditors, our Chief Executive Officer, our Chief Financial Officer and other members of our management. Among other responsibilities, the Audit Committee is responsible for assisting Board oversight of:

•The quality and integrity of our financial statements,

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•The disclosure and financial reporting process carried out by management and the systems of internal accounting and financial controls developed and carried out by management;
•The independent audit of our financial statements;
•The independent registered public accounting firm’s qualifications, independence, performance and compensation;
•The internal audit function;
•Our compliance with legal and regulatory requirements including procedures for the internal and external reporting of financial accounting, internal control and other concerns as required by the Sarbanes Oxley Act (the “whistleblower hotline”); and
•The general administration of our related party transactions policy.

Compensation Committee
On January 1, 2020, the Compensation Committee was comprised of Messrs. Zohar (chair), Finnerty, and Sullivan. Effective February 2020, the Board appointed Mr. Finnerty as the Chair of the Compensation Committee and appointed Mr. Marcogliese to the Compensation Committee. In August 2020, the Board appointed Mr. Wiessman to the Compensation Committee. The Board has determined that Messrs. Finnerty, Marcogliese, Sullivan, Wiessman, and Zohar each qualify as independent under applicable SEC rules and regulations and the rules of the NYSE and as a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act. The Compensation Committee met eight times in 2020, either in person or by telephone. Under its charter, the Compensation Committee may delegate its authority to subcommittees, the chair of the committee, or to one or more officers of the Company to make grants of equity awards to non-named executive officers and non-Section 16 officers under our incentive or equity-based plans and only in accordance with the terms of such plans. The Compensation Committee is only permitted to delegate its authority when it deems such delegation to be appropriate and in the best interests of the Company. Among other responsibilities, the Compensation Committee is responsible for:

•Our compensation practices, including ensuring they reflect the Board’s and our philosophy, competitive practices and regulatory requirements and aligned with our strategic direction;
•Evaluating the performance of our Chief Executive Officer and approving the compensation awarded to our executive officers;
•Overseeing equity awards issued under our long-term incentive plans; and
•Periodically evaluating our compensation and benefits programs generally, including risks relating thereto.

Governance Committee
During 2020, the Governance Committee was comprised of Ms. Sutil (chair) and Messrs. Finnerty and Sullivan, each of whom qualified as independent under applicable SEC rules and regulations and the rules of the NYSE. The Governance Committee met four times in 2020, either in person or by phone. Among other responsibilities, the Governance Committee is responsible for:

•Assisting the Board in identifying and evaluating individuals qualified to become Board members and recommending to the Board the director nominees for each annual meeting of stockholders in accordance with the parameters set forth in our Governance Guidelines;
•Overseeing our corporate governance policies and procedures applicable to the Governance Guidelines when required;
•Reviewing the Governance Guidelines on an annual basis and recommending to the Board any changes deemed necessary or desirable;
•Monitoring, overseeing and reviewing compliance with the Governance Guidelines and all other applicable policies of the Company as the Governance Committee or the Board deems necessary or desirable; and
•Leading the Board and each of its committees in an annual assessment of their performance.

EHS Committee
On January 1, 2020, the EHS Committee was comprised of Mr. Finnerty (chair) and Ms. Sutil. In February 2020, Mr. Marcogliese was appointed to the EHS Committee by the Board and designated its Chair. The EHS Committee met four times in 2020, either in person or by phone. Among other responsibilities, the EHS Committee is responsible for:

•Overseeing management’s establishment and administration of our environmental, health and safety policies, programs, procedures and initiatives;
•Receiving periodic reports from management regarding environmental, health and safety laws, rules and regulations applicable to the Company; and
•Evaluating risks relating to such policies, programs, procedures and initiatives.

Stockholder Engagement

The Company is committed to active stockholder engagement through a combination of investor conferences, non-deal roadshows, quarterly conference calls and ongoing dialogue with the analyst and investment community. Our ambition is to provide transparency and

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clearly articulate the strategic direction of the Company, along with key drivers that underpin financial performance. We strive to deliver sustainable, long-term value to our stakeholders by maintaining active dialogue and ensuring that our objectives are aligned.

Both the Board and our management team are committed to being prudent stewards of capital with a strong commitment to good corporate citizenship. We engage in ongoing efforts to address environmental, social and governance (“ESG”) matters that are important to our stockholders.

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Risk Oversight

The Board considers oversight of risk management to be a responsibility of the entire Board as well as its committees. The Board’s role in risk oversight includes receiving regular reports from its committees and members of senior management on areas of material risk to the Company, including operational, compliance, financial, liquidity, credit, legal and regulatory, strategic, commercial, cyber security, enterprise and reputational risks. The Board further understands, evaluates and oversees risk identification, risk management and risk mitigation strategies, including cyber security risks. The Board delegates to certain of its standing committees oversight of certain categories of risk. Those committees regularly report to the Board on matters relating to the specific areas of risk such committees oversee, and directors are encouraged to attend and participate, ex officio, in committee meetings, to ensure all directors engage in oversight of risks overseen by each committee. The roles of the standing committees in assisting the Board in its oversight of risk management are as follows:

Board Oversight of Cyber Risk

Cyber risks are monitored through our ERM program, which is overseen by the Board with our Chief Financial Officer having overall responsibility for financial, information technology, and cyber security. In overseeing cyber risk, the Board follows the principles identified by the National Association of Corporate Directors in the oversight of cybersecurity risks. At each regular meeting of the Board and the Audit Committee, cybersecurity risks and Company programs are discussed with the Chief Information Officer and others. Third parties are periodically engaged in the assessment of cybersecurity, including evaluating maturity under the National Institute for Security and Technology’s cybersecurity framework, testing informational and operational cyber defenses, and reviews of policies and procedures.

Additionally, in keeping with the Company’s commitment to provide the highest level of oversight of cybersecurity risks, we have recently hired a new Chief Information Security Officer who will focus all of their time to ensure the safety and security of our networks and systems. Our Chief Information Security Officer will oversee a team of security professionals within the Company and will regularly update the Board

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on any potential risks and threats to the Company. Our Chief Information Security Officer, Chief Information Officer, and other senior leadership brief the Board on information security matters multiple times throughout the year.

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Board Oversight of Sustainability

The Company is committed to “doing the right thing” by operating in a sustainable and environmentally responsible manner. We are committed to our employees and the communities in which we operate. We have demonstrated this through strong markets and industry downturns. Our employees are our greatest asset, and we are committed to supporting them and the local economies of their communities. In 2019, we produced our first Corporate Social Responsibility Report, and in 2020 we produced our first Sustainability Report.

The Board’s standing committees provide oversight and guidance over different aspects of ESG in connection with our projects and operations. The Governance Committee has overall responsibility for ESG oversight, particularly with respect to governance matters. The EHS Committee oversees ESG issues related to environmental, health and safety. The Compensation Committee considers ESG concerns, such as environmental, health and safety, in designing executive compensation programs. The Audit Committee considers financial risks arising from ESG concerns. Each committee reports its activities to our Board, which retains overall responsibility for incorporating ESG considerations into our strategic plans.

For example, our corporate governance and ERM programs are designed to help sustain our organization through a wide range of market and operating scenarios, and our community development efforts benefit the health and growth of the communities we serve. In addition, we are committed to supporting our employees through our health and safety policies and retention efforts. With the Board’s oversight, we have:
We believe these activities support our business and are integral to achieving the goals we have for the Company.

Find more online
•Delek’s 2020 Sustainability Report can be found on the “Social Commitment” page of our website at https://www.delekus.com/social-commitment/, as well as a more comprehensive look at our corporate responsibility and sustainability policies, practices and procedures.

•Our Diversity, Equity and Inclusion Policy can be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/.

•For more information about the Delek Fund for Hope, and information about our philanthropic programs, events, and donations, please visit the Delek Fund for Hope website at https://delekhope.com/.

Nomination of Directors

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In accordance with our Governance Guidelines and the charter of the Governance Committee, the Governance Committee seeks to identify individuals qualified to become directors and considers such factors as it deems appropriate, including the individual’s independence, education, experience, reputation, judgment, skill, integrity and industry knowledge. The Governance Committee considers the individual’s contribution to the Board’s overall diversity in the foregoing factors, the degree to which the individual’s qualities and attributes complement those of other directors, and the extent to which the candidate would be a desirable addition to the Board and committees thereof. Directors should have experience in positions with a high degree of responsibility; be leaders in the organizations with which they are affiliated; and have the time, energy, interest and willingness to serve as a member of the Board.

While we do not have a specific policy regarding diversity of our Board members and nominees, we recognize the importance of diversity of viewpoints, industry and professional experiences, ethnicity, age, race, backgrounds, education, skill sets and gender. Our goal is that by 2022, 30% of our Board will be female and/or racially diverse. Among other criteria, the Governance Committee seeks candidates who have business and/or professional knowledge and experience applicable to our industry and businesses and the goals and interests of our stockholders; are well regarded in their communities with a long-term, good reputation for the highest ethical standards; possess common sense and good judgment; have a positive record of accomplishment in present and prior positions; offer diverse viewpoints; have an excellent reputation for preparation, attendance, participation, interest and initiative on other boards on which they may serve; and have the time, energy, interest and willingness to become involved in our business and future.

The Governance Committee annually and periodically assesses whether the Board and its Committees possess the right diversity of skills and backgrounds for the current issues we face. Annually, the Governance Committee will assess this composition in connection with the nomination of directors for re-election to the Board as well as during the annual Board and committee self-assessments. From time to time, the Governance Committee utilizes the services of third parties to assist in identifying or evaluating director nominees. The Governance Committee will also consider nominees for directors recommended by our stockholders and will evaluate each such nominee using the same criteria used to evaluate director candidates identified by the Governance Committee. Stockholders wishing to make such recommendations may write to the Board in care of our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027. Persons making submissions should include the full name and address of the recommended nominee, a description of the proposed nominee’s qualifications and other relevant biographical information.

Director Recruitment Process

Compensation Committee Interlocks and Insider Participation

Each of Messrs. Finnerty, Marcogliese, Sullivan, Wiessman, and Zohar served on the Compensation Committee during the 2020 fiscal year, and each of them qualified as independent under applicable SEC rules and regulations and the rules of the NYSE and as a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act during 2020. None of our executive officers currently serves (and did not serve during the 2020 fiscal year) as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board.

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Governance Guidelines and Code of Business Conduct & Ethics

Our Governance Guidelines may be found on our website at www.delekus.com. The Governance Guidelines set out our and the Board’s guidelines on, among other things:

•The qualifications, independence and responsibilities of directors;
•The process for selection of director candidates and qualifications thereof;
•Board leadership and Board meetings;
•Annual evaluation of the performance of the Board and its committees;
•Director compensation and orientation; and
•The functions of the Board and its committees and the expectations we have for directors.

We have also adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees, including the principal executive officer, principal financial officer and principal accounting officer. On June 1, 2020 we amended and restated our Code of Business Conduct and Ethics, and we will, within the time periods prescribed by the SEC and the NYSE, timely post on our website at www.delekus.com any further amendments to this code. If we waive any material departure from a provision of our Code of Business Conduct and Ethics, we intend to post such waiver (to the extent applicable to our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions) on this website.

Find more online
The full texts of our Governance Guidelines and Code of Business Conduct and Ethics may be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/. Paper copies of our Governance Guidelines are available to all stockholders free of charge by calling (615) 771-6701 or by writing to our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37207.

Communications with the Board of Directors

Stockholders or other interested parties who wish to communicate with any of our directors, any committee chairperson or the Board may do so by writing to the director, committee chairperson or the Board in care of our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027. Any such communications received will be forwarded directly to the director to whom it is addressed. If the communication is addressed to the Board generally and no particular director is named, the communication will be forwarded, depending on the subject matter, to the appropriate committee chairperson, to the Lead Independent Director or to all members of the Board.

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DIRECTOR COMPENSATION

Non-Employee Director Compensation Process

The compensation paid to our non-employee directors is determined by the Board, upon recommendation of the Compensation Committee. This compensation is designed to attract and retain nationally-recognized, highly-qualified directors to lead the Company, to meaningfully align the interests of those directors with the interests of stockholders and to be demonstrably fair to both the Company and its non-employee directors. In setting non-employee director compensation, the Compensation Committee and the Board consider these factors, as well as the significant amount of time that directors spend fulfilling their duties to the Company, the skill and experience required of the directors and other factors deemed appropriate by the Compensation Committee from time to time. The Compensation Committee and the Board relies upon various sources of information and advice including the advice of independent consultants, comparative surveys, third party proprietary databases providing comparative information, the current economic conditions and industry environment in which the Company operates and the Compensation Committee members’ common sense, experience and judgment. Non-employee director compensation typically consists of both cash and equity components.

Non-Employee Director Compensation for 2020

For 2019, the Compensation Committee and the Board reviewed data and analysis provided by its independent compensation consultant, Pay Governance, in conjunction with other factors and the objectives discussed above, and determined to maintain the level of compensation to non-employee directors for 2020 the same as 2019. The following table shows our non-employee director compensation for 2020, the cash portions of which were paid ratably each quarter:

2020 Non-Employee Director Compensation
Annual Base Retainer Fee	$90,000
Annual Committee Retainers:	Chair	Member
- Audit Committee	$15,000	$7,000
- Compensation Committee	$15,000	$7,000
- Governance Committee	$10,000	$5,500
- EHS Committee	$10,000	$5,500
Annual Equity Award*	$125,000
Lead Independent Director Fee	$15,000

* The annual equity award to non-employee directors is a restricted stock unit (“RSU”) award that vests over one year. The number of RSUs is based on the closing price of the Company’s Common Stock on the date of grant.

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The following table sets forth a summary of the compensation paid to our non-employee directors during fiscal year 2020.

2020 Director Compensation
Name (1)	Fees Earned or Paid in Cash (2)	Stock Awards (3)	Option Awards	Changes in Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
William J. Finnerty	$116,000	$124,982	—	—	—	$240,982
Richard J. Marcogliese	$114,000	$124,982	—	—	—	$238,982
Gary M. Sullivan, Jr.	$117,500	$124,982	—	—	—	$242,482
Vicky Sutil	$112,500	$124,982	—	—	—	$237,482
Laurie Z. Tolson (4)	—	—	—	—	—	—
David Wiessman	$95,745	$124,982	—	—	—	$220,727
Shlomo Zohar	$119,000	$124,982	—	—	$1,995 (5)	$245,977

(1)	As the only employee director, Mr. Yemin did not receive any compensation in 2020 for his service as a director.
(2)
This column reports the amount of cash compensation earned in 2020 for Board and committee service. Amounts in this column include both annual cash retainers and fees for services on committees or as chair of committees during 2020.

(3)
Amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for financial statement reporting purposes of 6,246 RSUs granted to each of Messrs. Finnerty, Marcogliese, Sullivan, Wiessman, and Zohar and Ms. Sutil on June 10, 2020. The grant date fair value of $20.01 per share for Messrs. Finnerty, Marcogliese, Sullivan, Wiessman, and Zohar and Ms. Sutil was equal to the closing stock price on the grant date. The RSUs vest quarterly over the course of one year.

(4)	Effective January 20, 2021, Ms. Tolson was appointed as a director. Ms. Tolson did not receive any compensation from the Company during 2020.
(5)	The amount in All Other Compensation for Mr. Zohar is for tax preparation services provided in 2020.

DELEK US HOLDINGS, INC.	2021 PROXY STATEMENT | 21

PROPOSAL 1:    ELECTION OF DIRECTORS

At the Annual Meeting, eight directors are to be elected to hold office until the 2022 Annual Meeting and until their successors are duly elected and qualified or until their earlier termination of service. Each of the following individuals is a nominee for election to our Board: Ezra Uzi Yemin, William J. Finnerty, Richard J. Marcogliese, Gary M. Sullivan, Jr., Vicky Sutil, Laurie Z. Tolson, David Wiessman, and Shlomo Zohar. All director nominees are currently serving on our Board. The Board has determined that each of Messrs. Finnerty, Marcogliese, Sullivan, Wiessman, and Zohar and Mses. Sutil and Tolson qualifies as an independent director under applicable SEC rules and regulations and the rules of the NYSE.

We believe that each director nominee will be able to stand for election. All nominees have consented to be named and have indicated their intent to serve if elected. If any nominee becomes unable to stand for election, proxies in favor of that nominee will be voted in favor of any substitute nominee named by the Board. If you do not wish your shares to be voted for one or more of the nominees, you may so indicate when you vote by withholding your vote for the particular nominee. The persons named in the enclosed WHITE proxy card intend to vote the proxy for the election of each of the eight nominees, unless you indicate on the WHITE proxy card that your vote should be withheld from any of the nominees.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” OF THE BOARD’S EIGHT NOMINEES NAMED IN THIS PROXY STATEMENT USING THE ENCLOSED WHITE PROXY CARD.

Pursuant to our Bylaws, written notice by stockholders of qualifying nominations for election to our Board of Directors must have been received by our Corporate Secretary by February 4, 2021. We did not receive any such nominations other than the nominations from CVR Energy, and no other nominations for election to our Board may be made by stockholders at the 2021 Annual Meeting. CVR Energy nominated three nominees for election as directors at the Annual Meeting. As a result, if CVR Energy proceeds with its alternative nominations, the number of director nominees will exceed the number of directors to be elected, and the eight nominees who receive the greatest number of votes cast will be elected.

Our Board of Directors recommends that you simply DISREGARD any GOLD proxy card that may be sent to you by CVR Energy and only vote using the enclosed WHITE proxy card. Voting to withhold your support on CVR Energy’s nominees on its GOLD proxy card is NOT the same as voting FOR our Board of Director nominees because a vote against CVR Energy’s nominees on its GOLD proxy card will revoke any proxy previously submitted by you, including any vote you may have made for our Board’s eight nominees. If you have already voted using the GOLD proxy card sent to you by CVR Energy, you may change it by voting in favor of our Board’s eight director nominees using the enclosed WHITE proxy card or by voting via the Internet or by telephone by following the instructions on the enclosed WHITE proxy card. Only the latest validly executed proxy that you submit will be counted.

If you have any questions, please contact MacKenzie, our proxy solicitor assisting us in connection with the Annual Meeting, by calling toll-free at (800) 322-2885; banks and brokers may call collect at (212) 929-5500.

Biographies for each director nominee are set forth below. Except as listed in their biographies, no director has served as a director of a publicly traded company or a registered investment company in the past five years.

Under applicable SEC rules and regulations, members of the Board of Directors, the Board of Directors’ nominees, and certain officers and certain other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the 2021 Annual Meeting. Certain required information regarding these “participants” is set forth in Appendix C to this Proxy Statement.

In March 2021, the Company amended the Bylaws to require majority voting in uncontested elections of directors. However, because the director election at the 2021 Annual Meeting is contested, as defined in the Bylaws, directors will be elected by a plurality of the votes cast at the 2021 Annual Meeting instead. Accordingly, the eight (8) director nominees receiving the highest number of shares voted “FOR” the nominees’ election will be elected to the Board of Directors. Shares that are not voted in the election of directors, including abstentions and broker non-votes, have no direct effect in the election of directors. Those shares, however, are taken into account in determining whether a sufficient number of shares are present to establish a quorum.

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The Board of Directors recommends a vote “FOR” each of the following nominees:

Ezra Uzi Yemin	Mr. Yemin, age 52, has served as the Chair of our Board since 2012, as our Chief Executive Officer since 2004 and as our President and a director since 2001. He has also served as the chair of the board of directors and chief executive officer of Delek Logistics GP, LLC since 2012. Mr. Yemin served as the chair of the board of directors of Alon USA Energy, Inc. from May 2015 until its merger with a subsidiary of the Company in July 2017. Mr. Yemin’s duties include the formulation of our policies and strategic direction, oversight of executive officers, and overall responsibility for our operations and performance. The Board believes that Mr. Yemin’s service on the Board provides it with important interaction with, and access to, management’s principal policy-maker that facilitates the Board’s development and implementation of Company policies. In addition, his extensive industry experience, leadership skills and knowledge of the Company make him well-qualified to serve on our Board.
William J. Finnerty	Mr. Finnerty, age 72, has served as one of our directors since 2014, as a member of the Compensation Committee since 2014 and its chair since February 2020, as a member of the Nominating and Corporate Governance Committee since 2014, as a member of the Environmental, Health and Safety Committee since its inception in 2014 and its chair from 2014 until February 2020, and served as our Lead Independent Director from November 2015 until February 2020. Mr. Finnerty has over 40 years of experience leading businesses in the petroleum and refining industry. From 2011 until 2012, he served as a member of the board of directors of CVR Energy Inc. (NYSE: CVI) where he chaired the environmental, health and safety committee and was a member of the nominating and corporate governance committee. Prior to retiring from Tesoro Corporation in 2010, he served as its executive vice president, strategy and corporate development and as its chief operating officer. Mr. Finnerty served on the board of directors of the National Petrochemical and Refiners Association (now known as the American Fuel & Petrochemical Manufacturers) from 2005 to 2010 and was its vice chairman from 2007 to 2010. Mr. Finnerty’s career began with Texaco, Inc. in 1970. Since then, he also held executive positions with Equiva Trading Company and Chevron Corporation (NYSE: CVX). The Board believes that Mr. Finnerty’s experience in all facets of the downstream sector with both integrated major oil companies and independent refiners, as well as his expertise in strategic considerations, provide significant value to us.
Richard J. Marcogliese
Mr. Marcogliese, age 68, has served as one of our directors since January 2020, as chair of the EHS Committee since February 2020, and as a member of the Compensation Committee and the Audit Committee since February 2020. Mr. Marcogliese has over 40 years of experience in the refining industry. He is currently the principal of iRefine, LLC, a privately-owned petroleum refining consulting company and a director of Cenovus Energy, Inc., an integrated oil and natural gas company. From 2011 to 2019 he was an executive advisor of Pilko & Associates L.P., a private chemical and energy advisory company. From 2000 to 2010, he worked for Valero Energy Corporation where he held increasingly senior positions, including serving as executive vice president and chief operating officer from 2007 to 2010. Prior to joining Valero, Mr. Marcogliese worked for ExxonMobil Corporation for over 25 years. Mr. Marcogliese also served as operations advisor to NTR Partners III LLC, a private investment company, from 2013 to 2017, and Operations Advisor to the CEO of Philadelphia Energy Solutions, from 2012 to 2016. Mr. Marcogliese has been a past chair of the Western States Petroleum Association and holds a Bachelor of Engineering in Chemical Engineering from the New York University School of Engineering and Science. Mr. Marcogliese was appointed to the Board because the Board believes that his vast experience in the refining industry and background in operations, consulting, and strategic planning will provide the Board with invaluable insights as the Company continues to execute on our growth strategy.

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Gary M. Sullivan, Jr.
Mr. Sullivan, age 74, has served as one of our directors and as the chair of the Audit Committee since 2015. He has also served as a member of the Governance Committee since 2016 and the Compensation Committee since August 2019. Mr. Sullivan previously served as a member of the board of directors of Delek Logistics GP, LLC and the chair of its audit committee from 2012 until 2015. Mr. Sullivan is a certified public accountant, a certified global management accountant and has completed the National Association of Corporate Directors’ Cyber-Risk Oversight Program. Mr. Sullivan has been a faculty member at Virginia Commonwealth University's School of Business since 2012, where he teaches accounting and auditing. From 2009 to 2012, Mr. Sullivan was a private investor. From 1975 through 2009, Mr. Sullivan served in various roles with Deloitte & Touche LLP culminating in the role of senior client partner from 2004 through 2009 where he worked with public companies, including sponsors of master limited partnerships. Mr. Sullivan retired from the U.S. Navy as a Captain in 1990 after serving in various naval aviation and naval reserve intelligence assignments. Mr. Sullivan holds a Bachelor of Arts in economics from the University of Virginia and a Master of Business Administration from Tulane University. Mr. Sullivan was appointed to the Board because the Board believed that his experience as a certified public accountant and partner with Deloitte & Touche LLP provides the Board with valuable expertise in matters involving finance and accounting.

Vicky Sutil
Ms. Sutil, age 56, has served as one of our directors since February 2019. She has served as a member of the Nominating and Corporate Governance Committee since April 2019 and as its chair since February 2020, as a member of the EHS Committee since April 2019 and as a member of the Audit Committee since August 2019. Ms. Sutil also serves on the board of Antero Resources Corporation (NYSE: AR) since 2019. From 2010 to 2015, Ms. Sutil served as a member of the board of directors of Plains All American Pipeline, L.P. (NASDAQ: PAA) and from 2013 to 2015 Ms. Sutil served as a member of the board of directors of Plains GP Holdings, L.P. Ms. Sutil has over 30 years of experience in the petroleum and refining industry. From July 2017 to January 2020, she worked with SK E&P Company focusing on strategic planning and from 2014 to 2016 Ms. Sutil worked with California Resources Corporation as vice president of commercial analysis for CRC Marketing, Inc. From 2000 to 2014 she worked with Occidental Petroleum Corporation (NYSE: OXY) in different capacities including roles in corporate development, mergers and acquisitions and financial planning. Ms. Sutil has additional experience with ARCO Products Company and Mobil Oil Corporation working as a project engineer and business analyst in the refining and marketing divisions. Ms. Sutil attended the University of California, Berkeley where she graduated with a Bachelor of Science degree in mechanical engineering with a petroleum emphasis and she also holds an MBA from Pepperdine University. Ms. Sutil was appointed to the Board because the Board believed that her varied experience in the refining and petroleum industry provides the Board with valuable expertise in energy industry matters.

Laurie Z. Tolson
Ms. Tolson, age 60, has served as one of our directors since January 2021. Since December 2020, Ms. Tolson has served on the board of directors of Fenix Marine Services, which operates one of the largest container terminals in the Port of Los Angeles. Since March 2020, Ms. Tolson has been the chief executive officer of Tolson Consulting Company, where she advises companies on digital transformation strategies. From 2017 to 2020, Ms. Tolson previously served as the chief digital officer of GE Transportation, a division of Wabtec Corporation (NYSE: WAB), which manufactures equipment for the railroad, marine, mining, drilling and energy generation industries. Prior to that, Ms. Tolson worked at ABB Ltd. (NYSE: ABB), a manufacturer of electrification, industrial automation, and robotics and motion products for customers in utilities, industry, transport and infrastructure worldwide, first as executive vice president of research and development, product management and marketing from 2012 to 2016, and then as global head of the enterprise software group from 2016 to 2017. Ms. Tolson’s experience also includes five years as vice president, software, at Dell Inc., a global information technology company, and 13 years as vice president, Java software group, at Sun Microsystems, Inc., a software development and network infrastructure provider. Ms. Tolson attended Point Loma Nazarene University where she graduated with a Bachelor of Arts degree in business administration and economics and minor in computer science, and she holds an MBA from National University in La Jolla, California. Ms. Tolson was appointed to the Board because the Board believed her many years of experience at the intersection of technology and the energy and transportation industries is important as the Board navigates technological developments in the petroleum industry.

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David Wiessman	Mr. Wiessman, age 66, has served as one of our directors since July 2017. Mr. Wiessman has served as a member of our Audit and Compensation Committees since August 2020. Mr. Wiessman is the controlling owner and executive chair of the board of directors of Sonol, the second largest oil company in Israel. He has more than 40 years of experience in the oil and retail industries. He served as the chair of the board of directors of Alon USA Partners GP, LLC from 2012 until its merger with a subsidiary of the Company in February 2018. Mr. Wiessman also served as executive chair of the board of directors of Alon USA Energy, Inc. from 2000 until 2015, a director from 2000 until its merger with a subsidiary of the Company in July 2017 and its president and chief executive officer from its formation in 2000 until 2005. From 1994 to 2015, Mr. Wiessman served as a director of Alon Israel Oil Company, Ltd. (“Alon Israel”), an Israeli energy service company, and served as its chief executive officer and president from 1994 to 2014. He also served as chief executive officer of Alon Blue Square-Israel, Ltd., from 2013 to 2014, and its executive chair of the board of its directors from 2006 to 2013; the chair of Blue Square Real Estate Ltd. from 2006 to 2014, and executive chair of the board and president of Dor-Alon Energy Israel (1988) Ltd. from 2005 to 2014, all of which were subsidiaries of Alon Israel. In 1976, after serving in the Israeli Air Force, he became chief executive officer of Bielsol Ltd., a privately-owned Israeli company that owns and operates gasoline stations and owns real estate in Israel. Mr. Wiessman is a founder of Gefen Capital, a venture capital fund, which is a U.S. Israeli investment fund that targets high growth Israeli startups with disruptive technologies. We believe Mr. Wiessman’s vision, business expertise, industry experience, leadership skills and devotion to community service qualify him to serve on our Board.
Shlomo Zohar	Mr. Zohar, age 69, has served as our Lead Independent Director since February 2020, and as one of our directors since 2010. Mr. Zohar has served on the Board’s Audit Committee since 2011 and as its chair from 2014 to 2015. He has also served as a member of the Compensation Committee since 2013 and as its chair from August 2019 until February 2020. He served on the Governance Committee from its inception in 2013 until February 2020, served as chair of the Governance Committee from 2013 until February 2020 and served on the Board’s Incentive Plan Committee from 2011 until its dissolution in 2013. Mr. Zohar has worked as an independent consultant in the financial services sector since 2006. Between 2006 and 2009, Mr. Zohar served as a member and chair of the boards of directors of Israel Discount Bank Ltd., Mercantile Discount Bank Ltd., Israel Discount Capital Markets & Investments Ltd. and Israel Credit Cards, Ltd. During this time, Mr. Zohar also served as a member and vice chair of the board of directors of Israel Discount Bank of New York and as a member of the board of directors of Discount Bancorp, Inc. The Board believes that Mr. Zohar’s financial industry experience provides the Board with valuable expertise in the Company’s financial and accounting matters.

YOUR VOTE IS EXTREMELY IMPORTANT. The Board of Directors unanimously recommends a vote FOR ALL of the above eight director nominees. The Board of Directors does NOT endorse any CVR Energy nominees and urges you to sign and return the WHITE proxy card and to NOT sign or return the GOLD proxy card sent to you by CVR Energy. The Company is not responsible for the accuracy of any information provided by or relating to CVR Energy or their nominees contained in solicitation materials filed or disseminated by or on behalf of CVR Energy or any other statements that CVR Energy may make.

DELEK US HOLDINGS, INC.	2021 PROXY STATEMENT | 25

Executive Officers

As of the date of this Proxy Statement, we have five executive officers who lead the Company. Our executive officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office.

EZRA UZI YEMIN Board Chair, President & CEO Age: 52	REUVEN SPIEGEL Executive Vice President & CFO Age: 64

LOUIS LABELLA Executive Vice President & President, Refining Age: 52	DENISE MCWATTERS Executive Vice President, General Counsel & Corporate Secretary Age: 61

TODD O'MALLEY
Executive Vice President & Chief Commercial Officer
Age: 47

Information regarding the background and experience of each of these executive officers is listed below, except for information regarding Mr. Yemin, which is included under Proposal 1 above since he is a director standing for re-election at the Annual Meeting.

DELEK US HOLDINGS, INC.	2021 PROXY STATEMENT | 26

Executive Officers

Reuven Spiegel	Mr. Spiegel has served as our Chief Financial Officer since May 2020, and a member of the board of directors of the general partner of Delek Logistics Partners, LP since 2014. Mr. Spiegel has served in the financial and real estate industry since 1983. Prior to joining the board of directors of the general partner of Delek Logistics Partners, LP, Mr. Spiegel served as president, chief executive officer, and senior executive vice president of Israel Discount Bank Ltd. from 2001 through 2014. In 2005 and 2006, Mr. Spiegel also served as chairman of the board of Discount Mortgage Bank.
Louis LaBella
Mr. LaBella has served as our Executive Vice President and President of Refining since September 2018. Prior to his current position, Mr. LaBella served as our Senior Vice President, Refinery Operations from June 2017 to September 2018 and as a Vice President and General Manager, Tyler Refinery from April 2012 to June 2017, including rotating equipment engineer and maintenance manager. Prior to 2002, Mr. LaBella served in various operational capacities at Columbia Gulf Transmission Co.

Denise McWatters
Ms. McWatters has served as the Executive Vice President, General Counsel and Corporate Secretary of the Company and of the general partner of Delek Logistics Partners, LP since February 2021. Ms. McWatters previously served as the general counsel, chief compliance officer and corporate secretary of HollyFrontier Corporation, an independent petroleum refiner (NYSE: HFC), and of the general partner of Holly Energy Partners, L.P. (NYSE: HEP) from 2008 until August 2019. Prior to joining HollyFrontier, Ms. McWatters served as the general counsel of The Beck Group, an architecture, construction and design firm, from 2005 to 2007.

Todd O'Malley	Mr. O’Malley has served as the Executive Vice President and Chief Commercial Officer of the Company and of the general partner of Delek Logistics Partners, LP since March 2021. From January 2018 until February 2021, Mr. O’Malley served as president of TKO Energy Enterprises, Inc., an advisory services firm specializing in the petrochemical and renewable energy industries. From April 2020 to February 2021, Mr. O’Malley served as president and CEO of Citizens Companies, a consulting and investment concern active in the petrochemical and renewable energy industries. Previously, from March 2016 through December 2017, Mr. O’Malley served as the executive vice president and chief commercial officer of Gulf Oil L.P., a refined products terminaling, storage, and logistics business and a leading distributor of motor fuels in the United States. Prior to joining Gulf Oil, Mr. O’Malley served as President of the general partner of PBF Logistics LP, the general partner of a master limited partnership active in the midstream sector of the oil and gas industry, a position he held from January 2015 until December 2015. Prior to that, Mr. O’Malley held positions of increasing responsibility at PBF Energy, Inc., an independent oil refiner and supplier of unbranded petroleum products, and worked as a commodities trader and in supply and distribution positions within the energy industry.

DELEK US HOLDINGS, INC.	2021 PROXY STATEMENT | 27

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This “Compensation Discussion and Analysis” is intended to provide material information that is necessary to an understanding of our compensation policies and decisions regarding the individuals named in the Summary Compensation Table in this Proxy Statement. These individuals may be referred to as our “named executive officers” or “NEOs” herein. For 2020, our NEOs were as follows:

Ezra Uzi Yemin, our President, Chief Executive Officer and Chair of the Board;
Louis LaBella, our Executive Vice President and President of Refining;
Reuven Spiegel, our Executive Vice President and Chief Financial Officer;
Assaf Ginzburg, our former Executive Vice President and Chief Financial Officer;
Frederec C. Green, our former Executive Vice President;
Avigal Soreq, our former Executive Vice President and Chief Operating Officer; and
Abigail K. Yates, our former Executive Vice President, General Counsel, and Corporate Secretary.

Executive Summary

Impact of the COVID-19 Pandemic

The outbreak of COVID-19 and its development into a pandemic in March 2020 (the “COVID-19 Pandemic” or the “Pandemic”) has resulted in significant economic disruption globally, including in the United States and specific geographic areas where we operate. Actions taken by various governmental authorities, individuals and companies around the world to prevent the spread of the COVID-19 Pandemic through both voluntary and mandated social distancing, curfews, shutdowns and expanded safety measures have restricted travel, many business operations, public gatherings and the overall level of individual movement and in-person interaction across the globe. The COVID-19 Pandemic has had a devastating impact on the airline industry, dramatically reducing the number of domestic flights and, due to foreign travel bans and immigration restrictions abroad as well as traveler concerns over exposure, virtually eliminating international travel originating from the United States to many parts of the world. Additionally, the COVID-19 Pandemic has had a significant negative impact on motor vehicle use at a time when seasonal driving patterns typically result in an increase of consumer demand for gasoline.

These developments have materially impacted the compensation of our named executive officers. In November 2020, our Chief Executive Officer Mr. Yemin voluntarily reduced his base salary by 35% in recognition of the challenges facing our business. Further, as a result of the negative impact of the Pandemic on our operating and financial results, the Company did not achieve the minimum Adjusted Earnings Per Share hurdle of $0.75 required to fund bonuses under our Annual Incentive Plan for 2020. Therefore, no cash bonuses were provided to our NEOs or any other participants in this plan. The Compensation Committee did not modify or adjust any of our outstanding incentive plans as a result of the impact of the Pandemic.

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Executive Officer Performance in 2020

As more fully described in the Company’s 2020 Annual Report, 2020 marked a challenging year as a result of the Pandemic and its impact on the global economy. The Company, led by its executive officers, achieved numerous accomplishments during 2020, including:

Compensation Highlights for Fiscal 2020

The following are the highlights of our 2020 compensation program:
•Our Compensation Committee has adopted a strong pay-for-performance philosophy which targets compensation at the market median of our energy sector peers and a broader group of energy and industrial companies.
•Compensation is paid in a mix of base salary; annual cash-based incentives under our Annual Incentive Plan (“AIP”); and equity-based long-term incentive awards (consisting of equal amounts of Restricted Stock Units (“RSUs”) and Performance-based Restricted Stock Units (“PSUs”)).
•Compensation is tied to our financial, operating, environmental, safety, and stock performance, so that a substantial portion of the compensation provided to our executive officers is at risk.
•Payment of annual cash-based incentives under the AIP is based on achieving critical measures of financial, safety, environmental, and operating performance, consistent with our pay-for-performance philosophy. Financial metrics comprise 60% of the performance weighting and includes Adjusted Earnings Per Share (“Adjusted EPS”) and Return on Invested Capital (“ROIC”) relative to peers. Any payment under the Plan requires achieving at least threshold Adjusted EPS performance for the year. In 2020, the Company did not achieve the threshold Adjusted EPS hurdle of $0.75; therefore, no cash bonuses were earned under the Plan.
•Our equity-based long-term incentive program is intended to attract, motivate, and retain participants, and to enhance stockholder value through the use of non-cash, equity incentive compensation opportunities. In 2020, 50% of the target value of each executive’s long-term incentive opportunity was granted in time-vesting RSUs and 50% was granted in performance-vesting PSUs. The RSU grants vest on a quarterly basis over a three-year period and the PSU grants vest based on our total shareholder return (“TSR”) relative to our peers. PSU grants made in early 2018 for the performance period covering 2018 through 2020 were earned at 85.7% of target based on our TSR that ranked at the 43rd percentile of our peer group over the three-year performance period.

Advisory Vote on Executive Compensation

We conducted an advisory vote to approve our executive compensation at our 2020 Annual Meeting of Stockholders, and more than 96% of the votes cast were in favor of our NEO compensation as described in our Proxy Statement. As a result, our NEO compensation was approved (on an advisory basis) by our stockholders.

While these votes are not binding on us, our Board or its committees, we believe it is important for our stockholders to have an opportunity to express their views regarding our executive compensation philosophy, our compensation policy and programs, and our decisions regarding executive compensation, all as disclosed in our Proxy Statement. Our Board and its Compensation Committee value the

DELEK US HOLDINGS, INC.	2021 PROXY STATEMENT | 29

opinions of our stockholders. To the extent there is any significant vote against the compensation of our NEOs as disclosed in the Proxy Statement, our Board will consider our stockholders’ concerns and our Compensation Committee will evaluate whether any actions are necessary to address the concerns. In addition to the advisory vote to approve our executive compensation, we encourage ongoing engagement with our stockholders on executive compensation and corporate governance issues.

Summary of Compensation Actions for 2021

At its February 2021 meeting, the Compensation Committee approved the following actions regarding the Company’s compensation program for 2021. The Committee’s actions were influenced by the Company’s current financial and share performance, a desire to maintain strong pay for performance alignment, as well as market insights and advice provided by the Committee’s independent consultant.

■The Compensation Committee approved an Annual Inventive Plan for the 2021 fiscal year (the “2021 AIP”) applicable to executive officers. Under the 2021 AIP, payment of awards under the 2021 AIP will be based on the Company’s Adjusted EPS for the year ending December 31, 2021. Under the 2021 AIP, no annual bonuses will be paid to our executive officers unless the Company’s Adjusted EPS for the year ending December 31, 2021 equals or exceeds $0.50. If this threshold is achieved, the 2021 AIP will be funded and the Compensation Committee will further evaluate the Company’s relative performance and exercise downward discretion.
■The Compensation Committee approved long-term incentive awards to our named executive officers under the 2020 Long-Term Incentive Plan (the “2020 LTIP”). The awards have two components: (i) RSUs and (ii) PSUs. The PSUs vest at the end of the applicable three year performance period and are based solely on our total shareholder return (“TSR”), which we define generally as appreciation in the Company’s stock price plus all dividends paid during the applicable performance period, relative to the performance of the peer group of companies identified by the Compensation Committee. Our named officers may earn from 0% to 200% of the PSUs granted based on certain performance standards. The RSUs generally vest quarterly in equal amounts through the third anniversary of the grant date (provided the initial installment that would otherwise vest three months following the grant date will instead vest with the second installment six months following the grant date). The RSUs are conditioned upon the employee’s continued employment with the Company. Two-thirds of RSUs awarded under the 2020 LTIP will be in Company stock and one-third of the RSUs will be in Delek Logistics common limited partner units.
■The Compensation Committee approved, subject to stockholder approval, an employee stock purchase plan in which participating employees may purchase up to $25,000 of Company stock per year at a 10% discount. See the discussion of our Employee Stock Purchase Plan on page 74 for more information.

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Compensation Overview, Objectives and Philosophy

Our NEO compensation framework in 2020 emphasized retention and recruitment in a manner that was designed to support stockholder value and reward the performance of our NEOs with reference to the overall performance of the Company. Attracting quality candidates has been especially important in 2020 and entering 2021 with the departures of Messrs. Ginzburg, Green, and Soreq and Ms. Yates. We have developed a compensation framework that is designed to:

These objectives governed the decisions that the Compensation Committee made during 2020 for compensation of our NEOs and will govern the decisions it makes during fiscal year 2021 with respect to the amount and type of compensation payable to our NEOs. Further, we believe that these objectives strengthen our commitment to operate our business in conformity with the highest standards of ethical conduct.

Elements of Our Compensation

The compensation framework for our NEOs consists primarily of the following three elements:

•Fixed Compensation: Base salaries, predetermined severance, limited fringe benefits and perquisites and other benefits are primarily intended to attract and retain our NEOs by providing reliable compensation that is not contingent upon short-term or long-term objectives.

•Annual Incentive Compensation: Performance-based annual cash bonuses are primarily intended to reward superior performance by our NEOs and support fixed compensation in attracting and retaining our NEOs.

•Long-Term Incentive Compensation: In 2020, our long-term incentive compensation for our NEOs included grants of time-vesting RSUs and performance-based PSUs.

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With regard to the mix of these elements in our NEO compensation framework, our philosophy has been to weigh more heavily toward long-term incentive compensation and less toward fixed and annual incentive compensation, and we expect this philosophy to continue. Each of these elements is discussed further below.

Compensation Setting Process

The Compensation Committee is responsible for determining the amount and mix of total compensation to be paid to our NEOs. In making these determinations for our NEOs other than Mr. Yemin, the Compensation Committee typically solicits the input and recommendations of Mr. Yemin and references external consultant studies of our compensation programs conducted contemporaneously or in recent years.

Our goal from year to year is to develop an appropriate mix of fixed, annual incentive and long-term incentive compensation to attract and retain our NEOs while simultaneously incentivizing them to exert their best efforts to maximize near-term results and longer-term value for our stockholders.

External Consultants
We believe that, in some circumstances, external compensation consultants can provide valuable assistance to us in setting NEO compensation. The Compensation Committee typically engages external compensation consultants to provide reports related to the design and amount of NEO compensation and to evaluate achievement under performance awards. The Compensation Committee also engages compensation consultants to provide director compensation analyses and target compensation reports that are used to develop our director compensation framework. Finally, the Compensation Committee engages compensation consultants to assist us with the development of our annual cash bonus plans and the evaluation of achievement under such plans. For 2020, the Committee retained Pay Governance LLC (“Pay Governance”), a nationally recognized independent executive compensation consultant, to provide the Compensation Committee advice on executive compensation matters going forward. We expect that, from time to time, the Compensation Committee will continue to reference data and guidance provided, and to be provided, by Pay Governance or similar external consultants in setting NEO and director compensation. The Compensation Committee believes that Pay Governance is independent of management and provides the Compensation Committee with objective guidance.

Benchmarking

We believe that effective executive compensation practices depend upon the particular facts and circumstances of each employer and should not be dictated by the practices of others. Therefore, our compensation practices for our NEOs are not designed to track any particular company or group of companies. However, we believe that referencing specific and aggregated compensation data from certain companies and groups of companies from time to time can be a useful tool in our decision-making process for all areas of our compensation framework. The Compensation Committee, with the assistance of its former compensation consultant, developed the group of companies listed below (the “Comparator Group”) during 2019, which it revisited in 2020. Because these comparator companies vary in size, the Compensation Committee may consider regression analyses of their data to provide more meaningful points of reference. We may also reference unregressed data from a larger group of general industry companies with sizes similar to ours. We believe this compensation data is derived from appropriate comparative cross sections of competitors in our industries and for our talent with market capitalization and/or operational complexity similar to ours and provides meaningful market information to be referenced from time to time in our compensation decisions. The Comparator Group consists of the following companies:

CVR Energy, Inc.	ONEOK, Inc.
Genesis Energy, LP	Par Pacific Holdings, Inc.
HollyFrontier Corporation	PBF Energy, Inc.
Magellan Midstream Partners, LP	Phillips 66
Marathon Petroleum Corporation	Plains All American Pipeline, LP
NuStar Energy, LP	Valero Energy Company

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Variable Compensation and Promotion of a Long-Term Perspective
We increase the variable at-risk components of compensation for our executives as they progress higher into our organization and adjust the ratio of short-term to long-term compensation to promote accountability and a long-term equity ownership culture. We structure our executive compensation program so that the proportion of variable versus fixed compensation increases as the role and responsibility of the executive increases. We believe this structure is appropriate as executives are best positioned to be able to affect the Company’s performance. Therefore, they should receive a substantial portion of their total compensation value in the form of long-term equity incentives that measure and reward the Company’s performance over a multiple year period. The table below illustrates that the actual percentage of variable pay relative to total compensation depends on the executive’s position within the Company. The higher the executive’s position within the Company, the greater the proportion of variable pay that is linked to Company performance and shareowner return metrics. Similarly, as the executive rises to positions of greater responsibility within our Company, short-term compensation begins to decrease proportionately relative to long-term compensation which, in most cases, begins to represent a greater proportion of the executive’s total compensation. Accordingly, the decision to emphasize variable elements for these individuals results in a reduced emphasis of fixed elements of compensation. In some cases, the variances between short-term and long-term compensation are related to tenure in the position or initial compensation package provided upon hiring. The following chart summarizes the breakout of fixed versus variable compensation and short-term versus long-term compensation as disclosed in the Summary Compensation Table for our NEOs in 2020.

	Fixed vs. Variable Compensation		Short vs. Long-Term Compensation
Title	% of Annual Compensation Fixed	% of Annual Compensation Variable	% of Short- Term Compensation (1)	% of Long- Term Compensation
Ezra Uzi Yemin, our President, Chief Executive Officer and Chair of the Board	15.70%	84.30%	20.96%	79.04%
Louis LaBella, our Executive Vice President and President of Refining	47.77%	52.23%	39.98%	60.02%
Reuven Spiegel, our Executive Vice President and Chief Financial Officer	77.88%	22.12%	0%	100%
Assaf Ginzburg, our former Executive Vice President and Chief Financial Officer	21.63%	78.37%	32.36%	67.64%
Frederec C. Green, our former Executive Vice President	37.67%	62.33%	33.81%	66.19%
Avigal Soreq, our former Executive Vice President and Chief Operating Officer	37.98%	62.02%	31.88%	68.12%
Abigail K. Yates, our former Executive Vice President, General Counsel, and Corporate Secretary	38.66%	61.34%	46.48%	53.52%

(1)	The percent listed is based on the target bonus for 2020, as the threshold was not achieved and there was not a payout.
Fixed Compensation

A portion of our NEOs’ overall cash compensation is base salary. Generally, NEO base salaries have not been based upon specific measures of corporate performance, but are determined by the Compensation Committee with reference to each employee’s individual performance, position and responsibilities, the fixed compensation of our other NEOs and other members of senior management, competitive data and the recommendations of our Chief Executive Officer (except as it pertains to his own compensation). We generally seek to position NEO base salaries at or below the median of size-regressed data from our Comparator Group and unregressed data from other companies of similar size to us. The Compensation Committee believes that the fixed compensation paid to our NEOs is appropriate and helps achieve our objectives to attract, retain and motivate our NEOs. In November 2020, our Chief Executive Officer Mr. Yemin, voluntarily reduced his base salary by 35% in recognition of the challenges facing our business.

For a description of the base salaries and other elements of fixed compensation paid to our NEOs for 2020, please refer to the Summary Compensation Table in this Proxy Statement.

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Annual Incentive Compensation

Annual cash bonuses paid to our NEOs for a fiscal year are typically determined in the first quarter of the ensuing fiscal year and are intended to reward company-wide performance and, to a lesser extent, individual performance during the year.

Compensatory Arrangements and Annual Bonuses
No compensatory arrangement with any NEO guarantees that an annual cash bonus will be paid to her or him each year. The decision to award annual cash bonuses to our NEOs, and the determination of the amounts thereof (if any), is the prerogative of the Compensation Committee and/or the Board.

2020 Annual Bonus Plan
In February 2020, the Compensation Committee approved an Annual Incentive Plan for the 2020 fiscal year (the “2020 Bonus Plan”) applicable to executive officers, which is the same plan applicable to other employees otherwise eligible under the 2020 Bonus Plan. Under the 2020 Bonus Plan, payment of awards under the 2020 Bonus Plan would be based on the Company’s Adjusted EPS for the year ending December 31, 2020.

Under the 2020 Bonus Plan, no annual bonuses would be paid to our executive officers unless the Company’s Adjusted EPS for the year ending December 31, 2020 equaled or exceeded $0.75. If this threshold was achieved, the 2020 Bonus Plan was to be funded and the Compensation Committee could further evaluate the Company’s relative performance and exercise downward discretion under the formula set forth below.

●
Financial Performance. The Compensation Committee would attribute 60% of its evaluation to the Company’s financial performance under an Adjusted EPS / relative return on invested capital (“Relative ROIC”) matrix as set forth below:

Adjusted EPS		Relative ROIC Performance (Percentile of Comparator Group)
		<25%	≥25% <50%	≥50% <75%	≥75%
≥ $4.75		150%	175%	200%	200%
$4.10	$4.75	125%	150%	175%	200%
$3.43	$4.09	100%	125%	150%	175%
$2.76	$3.42	75%	100%	125%	150%
$2.09	$2.75	66%	75%	100%	125%
$1.42	$2.08	50%	66%	75%	100%
$0.75	$1.41	25%	50%	66%	75%
< $0.75		0%	0%	0%	0%

●
Safety Metrics. The Compensation Committee would attribute 10% of its evaluation, apportioned equally, to the Company’s performance in safety as measured by each of (i) the Company’s total recordable incident rate (“TRIR”) and (ii) the Company’s days away, restricted or transferred rate (“DART”).

●
Process Safety Management / Environmental Metrics. The Compensation Committee would attribute 10% of its evaluation to process safety management and environmental metrics as follows: (i) 5% of its evaluation to Tier I and II events at company refining facilities under the OSHA Process Safety Management standard and (ii) 5% of its evaluation to environmental metrics which consist of (A) 3% to spills and releases, (B) 1% to flaring hours and (C) 1% to water exceedances.

●
Refinery Reliability and Utilization. The Compensation Committee would attribute the remaining 20% of its evaluation, apportioned equally, to the Company’s performance in (i) refinery operational availability as compared to the operational availability of other U.S. refineries as reported in the most recent published Solomon Associates North and South America Fuels Study at the beginning of the applicable bonus year (with the 2020 bonus year being based on the 2016 study published by Solomon Associates) and (ii) refinery utilization as compared to utilization of other U.S. refineries as reported in the most recent published Solomon Associates North and South America Fuels Study.

In February 2021, the Compensation Committee evaluated the performance of the Company under the 2020 Bonus Plan. Because the Company’s Adjusted EPS for the year ending December 31, 2020 did not exceed the $0.75 threshold contained in the 2020 Bonus Plan, no amounts were paid.

The following table illustrates each NEO’s opportunity under 2020 Bonus Plan as well as the actual bonus earned under the Plan for 2020 performance:

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	2020 AIP Opportunities as a % of Base Salary			Actual 2020 AIP Earned
NEO	Minimum	Target	Maximum	% of Base Salary	Dollar Value
Ezra Uzi Yemin, our President, Chief Executive Officer and Chair of the Board	0%	140%	280%	0%	$0
Louis LaBella, our Executive Vice President and President of Refining	0%	75%	150%	0%	$0
Reuven Spiegel, our Executive Vice President and Chief Financial Officer	0%	0%	0%	0%	$0
Assaf Ginzburg, our former Executive Vice President and Chief Financial Officer	0%	75%	150%	0%	$0
Frederec C. Green, our former Executive Vice President	0%	75%	150%	0%	$0
Avigal Soreq, our former Executive Vice President and Chief Operating Officer	0%	75%	150%	0%	$0
Abigail K. Yates, our former Executive Vice President, General Counsel, and Corporate Secretary	0%	50%	100%	0%	$0
Long-Term Incentives

The Compensation Committee believes that the grant of long-term compensation, primarily in the form of long-term equity incentive awards, to our NEOs is appropriate to attract, motivate and retain such individuals, and enhance stockholder value through the use of non-cash, equity incentive compensation opportunities. The Compensation Committee believes that the best interests of our stockholders would be most effectively advanced by enabling our NEOs, who are responsible for our management, growth and success, to receive compensation from time to time in the form of long-term incentive awards. Because the vesting of long-term awards is based upon continued employment with us, the awards are designed to provide our NEOs with an incentive to remain with us. Since long-term awards will increase in value in conjunction with an increase in the value of our Common Stock or other performance metrics, such awards are also designed to align the interests of our NEOs and our stockholders.

Compensatory Arrangements and Long-Term Incentives
No compensatory arrangement with any NEO guarantees that long-term incentive compensation will be awarded to her or him each year. The decision to award long-term incentive compensation to our NEOs, and the determination of the amounts thereof (if any), is the prerogative of the Compensation Committee and/or the Board.

Equity Awards in 2020
In 2020, the Compensation Committee approved long-term incentive awards to our named executive officers under the 2016 Long-Term Incentive Plan (the “2016 Plan”). The awards have two components: (i) PSUs and (ii) time-vested RSUs. The PSUs granted to Messrs. Yemin, LaBella, Green, and Soreq on March 10, 2020, and Ms. Yates on June 10, 2020, were subject to a performance period beginning January 1, 2020 and ending December 31, 2022.

The PSUs vest at the end of the applicable performance period and are based solely on our TSR, which we define generally as appreciation in the Company’s stock price plus all dividends paid during the applicable performance period, relative to the performance of the peer group of companies identified by the Compensation Committee. Our named executive officers may earn from 0% to 200% of the PSUs granted based on the performance standards in the table below:

Performance Level	Relative TSR	Payout (as a % of target)
Below Threshold	< 25th Percentile	0%
Threshold	25th Percentile	50%
Target	50th Percentile	100%
Maximum	≥ 75% Percentile	200%

The time-vested RSUs generally vest quarterly in equal amounts through the third anniversary of the grant date (provided the initial installment that would otherwise vest three months following the grant date will instead vest with the second installment six months following the grant date). The time-vested RSUs are conditioned upon the employee's continued employment with the Company.

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2016 Long-Term Incentive Plan
In 2016, our stockholders approved our 2016 Plan, which succeeded our 2006 Long-Term Incentive Plan (the “2006 Plan”) adopted by our Board upon our initial public offering. The 2016 Plan allows us to grant stock options, stock appreciation rights (“SARs”), restricted stock, RSUs, performance awards and other stock-based awards to certain directors, officers, employees, consultants and other individuals who perform services for us or our affiliates. RSU and PSU awards under the 2016 Plan may be accompanied by dividend equivalent rights providing for a lump sum cash amount equal to the accrued dividends from the grant date of the RSU or PSU, which is paid in cash on the vesting date.

The Compensation Committee generally administers the 2016 Plan, has discretion to select the persons to whom awards are made under the 2016 Plan, and prescribes the terms and conditions of each award under the 2016 Plan. The Board also has the power to administer the 2016 Plan. With respect to the application of the 2016 Plan to non-employee directors, the Board has sole responsibility and authority for matters relating to the grant and administration of awards. For a description of the Compensation Committee’s delegation of authority to grant equity awards, please see the narrative discussion of our Compensation Committee under the heading “Committees of the Board of Directors” in this Proxy Statement.

Equity awards under the 2016 Plan are subject to exercise or base prices equal to (or greater than) the market price of our Common Stock on the grant date. We define the market price of our Common Stock as the NYSE closing price on the date of the grant, or the last previous NYSE closing price if the date of the grant occurs on a day when the NYSE is not open for trading. For a description of the equity awards made under the 2016 Plan in 2020 to our NEOs and directors, please see the narrative discussions and tables under the headings “Grants of Plan-Based Awards in 2020” and “2020 Director Compensation” in this Proxy Statement.

We intend to continue our practice of providing long-term equity-based compensation under the 2016 Plan to our employees, including our NEOs, through time-vested grants with exercise or base prices equal to (or greater than) the fair market value of our Common Stock on the grant date. We also intend to continue our practice of making initial grants to newly hired executives, including future NEOs. The Compensation Committee does not currently consider gains or losses from prior equity awards in setting other elements of compensation.

Fringe Benefits, Perquisites and Severance Provisions

Our NEOs are eligible to participate in the benefit plans generally available to all of our employees, which include health, dental, life insurance, vision and disability insurance. We also sponsor a voluntary 401(k) Employee Retirement Savings Plan (“401(k) Plan”) for eligible employees (including our NEOs) administered by Fidelity Investments. Employees must be at least 21 years of age to participate in the 401(k) Plan. Prior to January 1, 2021, after the first anniversary of employment with us, provided such employee is at least 21 years of age and with at least 1,000 hours worked, we matched employee contributions to the 401(k) Plan, including those by our NEOs, on a fully vested basis up to a maximum of six percent of eligible compensation.

Because compensation limits imposed on qualified retirement plans by the Internal Revenue Code prevent certain of our executives, including our NEOs, from being able to contribute amounts to the 401(k) Plan sufficient to receive the full Company match of six percent of eligible compensation, in 2019 we adopted the Delek US Holdings, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) that allows our executives, including our NEOs, to receive such matching contributions. The Deferred Compensation Plan allows participating executives, including our NEOs, to defer up to 50% of their base salary, and up to 100% of amounts payable under our annual incentive plan, and, prior to January 1, 2021, receive matching contributions as if they had been made under the 401(k) Plan up to a maximum of six percent of eligible compensation.

Since the 2008 tax year, we have reimbursed our executive officers for the cost of professional preparation of their income tax returns. Because our executive officers are typically among our most highly compensated employees, their personal tax returns may be examined in connection with examinations of our tax returns. In addition, Exchange Act reporting requirements expose the executive officers’ compensation to public scrutiny. We believe that encouraging our executive officers to seek professional tax advice will mitigate the personal risks that accompany the heightened scrutiny of their compensation, provide us with a retention and recruiting tool for executive officers, and protect us from the negative publicity that could surround an executive officer’s misstatement of his or her personal income tax liabilities.

We currently have employment agreements with each of Messrs. Yemin, Spiegel, and LaBella. These employment agreements generally provide for certain benefits to and commitments from each NEO, including:

•Provisions requiring the confidentiality of Company information obtained by the executive during his or her employment;
•Non-competition and non-solicitation restrictions on the executive in the event of termination of his or her employment;

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•The provision of certain perquisites described above including reimbursement of certain tax preparation costs and, for Mr. Yemin, the use of a Company-owned vehicle, which perquisites are more fully described in the Summary Compensation Table in this Proxy Statement.

In addition, these employment agreements, as well as the terms of the 2006 Plan, the 2016 Plan and Delek Logistics LTIP, may require us to provide compensation or other benefits to our NEOs in connection with certain events related to a termination of employment or a change in control or exchange transaction. For a description of the terms of these arrangements, see “Potential Payments Upon Termination or Change-in-Control” in this Proxy Statement. We have established these arrangements because we believe that providing NEOs with compensation and benefit arrangements upon termination or a change in control or exchange transaction is necessary for us to be competitive with compensation packages of other companies in our industry and assists us in recruiting and retaining talented executives. In addition, formalizing these benefits provides us with certainty in terms of our obligations to an eligible executive in the event that our relationship with any such executive is terminated.

Amendment and Restatement of Yemin Employment Agreement

In anticipation of the expiration of Mr. Yemin’s employment agreement on October 31, 2020, we entered into an amended and restated employment agreement with Mr. Yemin (the “Yemin Agreement”) on May 8, 2020. While the Yemin Agreement is consistent in most material respects to the prior employment agreement, several modifications were made to the Yemin Agreement as a result of negotiations between Mr. Yemin and the Compensation Committee, with input from the Company’s and the Compensation Committee’s advisors, including Pay Governance.

•The covenants in the Yemin Agreement regarding noncompetition and customer noninterference were extended from six months to one year following Mr. Yemin’s termination of employment.
•Mr. Yemin’s prior agreement had a provision which allowed him to resign and receive a reduced severance payment equal to one year of base salary but only if Mr. Yemin delivers advance notice at least three months prior to his resignation. This provision is designed to ensure the orderly transition of Mr. Yemin’s duties in the event of his resignation. This notice period was increased to six months in the Yemin Agreement.
•The Yemin Agreement also provides for single trigger vesting of time-based RSUs outstanding on May 8, 2020 in the event of a change in control (as defined in the Yemin Agreement). The Yemin Agreement also provides that performance based awards will vest upon a change in control at the greater of target or actual performance (determined at the time of the change in control). This provision regarding performance based vesting is substantially similar to the vesting provided under our form of PSU agreement in the event a successor does not elect to assume PSUs. As of December 31, 2020, Mr. Yemin held 222,813 RSUs and 336,008 PSUs subject to this provision. The Compensation Committee agreed to this limited single trigger protection with respect to Mr. Yemin’s because (1) the likelihood is very high that any change in control transaction would also result in Good Reason (as defined in the Yemin Agreement) for Mr. Yemin to resign and accelerate vesting, (2) the single trigger vesting provided in the Yemin Agreement is limited to those awards outstanding on May 8, 2020 and Mr. Yemin will have vested into those remaining awards by the first quarter of 2023, and (3) the limited single trigger vesting provides the appropriate economic incentive to encourage Mr. Yemin to expedite a transaction that is in the best interests of our stockholders without also creating the economic incentive for Mr. Yemin to resign for Good Reason on or shortly following such a transaction in order to receive accelerated vesting.

Stock Ownership Guidelines

The Board has adopted the following stock ownership and retention guidelines for its executive officers, including Mr. Yemin, and for its non-employee directors:

Individual	Value of Shares To Be Owned
Chief Executive Officer	5 x Base Salary
Other Executive Officers	2 x Base Salary
Non-Employee Directors	3 x Base Annual Retainer

Executive officers and non-employee directors have five years to meet the requisite ownership threshold and, once attained, are expected to continuously own sufficient shares to meet that threshold. Compliance with the guidelines is monitored by the Compensation Committee.

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Clawback Policy

Our Compensation Committee adopted a clawback policy in March 2016 that was updated in May 2020 (the “Clawback Policy”). The changes to the Clawback Policy in 2020 expanded the policy to cover (i) any conduct that results in a material restatement of our consolidated financial statements, without requiring intentional misconduct, (ii) fraud, intentional misconduct, gross negligence, and failures to monitor conduct or risk that harm the Company without resulting in a restatement, and (iii) incentive compensation in addition to equity compensation.

Under the Clawback Policy, as amended in 2020, if our consolidated financial statements are materially restated within three years of the first filing of such financial statements with the SEC due to material noncompliance with any financial reporting requirements under applicable securities laws, the Compensation Committee may require that any current or former employee subject to the Clawback Policy (which includes all of our executive officers) forfeit and/or return to us all or a portion of (a) any bonus or incentive compensation received or awarded for the period to the extent that the amount that would have been awarded had the financial results been properly reported would have been lower than the amount actually awarded (with respect to restatements), or in full or part (with respect to fraud, intentional misconduct, gross negligence, and failures to monitor conduct or risk that harm the Company) and (b) any compensation vested, awarded or received under any equity award (including any award of stock options, restricted stock, RSUs, PSUs or other performance shares, phantom shares or SARs) during the period subject to restatement or the period during which the fraud, intentional misconduct, gross negligence, or failure to monitor conduct or risk took place.

Prohibition Against Speculative Transactions

Our Code of Business Conduct and Ethics, which applies to all of our employees and directors, prohibits speculative transactions in our stock such as short sales, puts, calls or other similar options to buy or sell our stock in an effort to hedge certain economic risks or otherwise. In 2019 we also prohibited the pledging of our stock as collateral for loans or otherwise, with existing pledges grandfathered in.

Guidelines for Trades by Insiders

We maintain policies that govern trading in our common stock by officers and directors required to report under Section 16 of the Exchange Act, as well as certain other employees who may have regular access to material non-public information about us. These policies include pre-approval requirements for all trades and periodic trading “black-out” periods designed with reference to our quarterly financial reporting schedule. We also require pre-approval of all trading plans adopted pursuant to Rule 10b5-1 promulgated under the Exchange Act. To mitigate the potential for abuse, no trades are allowed under a trading plan within 30 days after adoption. In addition, we discourage termination or amendment of trading plans by prohibiting trades under new or amended plans within 90 days following a plan termination or amendment.

Find more online
The following may be found on the “Corporate Governance” page of our website at https://www.delekus.com/about/corporate-governance/:
•Share Ownership and Retention Requirements for Directors and Executive Officers
•Clawback Policy
•Code of Business Conduct and Ethics

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Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on the review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee
William J. Finnerty, Chair
Richard J. Marcogliese
Gary M. Sullivan, Jr.
David Wiessman
Shlomo Zohar

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Summary Compensation Table

The Summary Compensation Table below summarizes the compensation for the fiscal year ended December 31, 2020 (and the two prior fiscal years) for (i) our principal executive officer (Mr. Yemin), (ii) our principal financial officer (Mr. Spiegel), (iii) our three other most highly compensated executive officers for the fiscal year ended December 31, 2020 (Messrs. LaBella and Soreq and Ms. Yates), (iv) our former principal financial officer (Mr. Ginzburg), and (v) our former executive vice president (Mr. Green). We refer to these individuals collectively herein as our “named executive officers” or “NEOs.” The footnotes to the Summary Compensation Table set forth narrative discussions of the material factors necessary to understand the information disclosed in the table.

Name Principal Position(s)	Fiscal Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards	Non-Equity Incentive Plan Compensation (4)	All Other Compensation (5)	Total
		($)	($)	($)	($)	($)	($)	($)
Ezra Uzi Yemin Chief Executive Officer	2020	1,056,487 (6)	—	5,673,958	—	—	41,211	6,771,657
	2019	972,500	142	6,292,178	—	1,756,335	39,753	9,060,908
	2018	972,500	100	—	—	1,987,790	33,557	2,993,948
Reuven Spiegel EVP, Chief Financial Officer	2020	351,923	—	99,973 (7)	—	—	40,891	492,787
Louis LaBella EVP, President of Refining	2020	411,923	—	450,313	—	—	36,879	899,115
	2019	323,942	100,142	406,758	—	208,943	31,883	1,071,669
	2018	256,428	35,394	460,595	—	187,193	15,079	954,688
Former Executive Officers
Assaf Ginzburg Former EVP and Chief Financial Officer	2020	161,539	—	585,389	—	—	879,751	1,626,678
	2019	373,077	142	705,110	—	336,889	17,361	1,432,578
	2018	267,254	41,981	630,311	—	234,115	17,032	1,190,692
Frederec C. Green Former EVP, Corporate Development	2020	408,231	—	675,470	—	—	941,743	2,025,444
	2019	448,943	142	813,588	—	434,352	27,021	1,724,045
	2018	423,077	97,187	945,513	—	463,269	18,742	1,947,788
Avigal Soreq Former EVP and Chief Operating Officer	2020	588,846	—	961,724	—	—	23,765	1,574,335
	2019	422,885	142	813,588	—	409,141	34,881	1,680,637
	2018	363,789	715,971	756,391	—	398,348	18,040	2,252,540
Abigail K. Yates Former EVP, General Counsel	2020	282,077	228,671 (8)	218,795	—	—	18,483	748,027
(1)
Amounts shown represent 26 bi-weekly pay periods during each fiscal year, 27 bi-weekly pay periods in 2020 due to leap year, and are not reduced to reflect the NEO’s contributions, if any, to the Company’s 401(k) Plan. Amounts shown are amounts actually earned by the NEO during the applicable fiscal year and reflect, to the extent applicable, the impact of any salary adjustments during the year.

(2)
For 2018 and 2019, the amounts reported in this column reflect discretionary cash bonuses awarded by the Compensation Committee in 2020 for 2019 service and 2019 for 2018 service, respectively, in consideration of the Company’s successful performance in 2018 and 2019.

(3)
Amounts in this column represent the grant date fair value of PSUs and RSUs granted under the 2016 Plan. The fair value of PSUs is calculated using a Monte-Carlo simulation model, which assumes a risk-free rate of interest of 2.42%, an expected term of 2.81 years and expected volatility of 39.67%. The fair value of RSUs is calculated using the closing price of our Common Stock on the date of the grant. Assumptions used in the calculation of these amounts for the 2020 fiscal year are included in footnote 21 to our audited financial statements for the 2020 fiscal year included in our Annual Report on Form 10-K filed with the SEC on March 1, 2021. Because the fair value of PSUs is calculated differently than the fair value of RSUs, the grant date fair values for PSUs and RSUs covering identical quantities of shares may differ. If achievement of the highest level of performance conditions is assumed, the grant date fair value of the PSUs and RSUs granted in 2020 would be $8,197,926 for Mr. Yemin, $845,790 for Mr. Ginzburg, $975,942 for Mr. Green, $1,423,468 for Mr. Soreq, $337,601 for Ms. Yates, and $650,628 for Mr. LaBella. The grant date fair value of each PSU and RSU award in 2020 is set forth in the Grants of Plan-Based Awards in 2020 table on page 42.

(4)								For 2018 and 2019, the amounts reported in this column reflect amounts earned under the 2018 and 2019 Bonus Plans, respectively.

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(5)
For fiscal year 2020, this amount includes matching contributions to the Company’s 401(k) Plan in the amount of $17,100 for Mr. Yemin, $17,100 for Mr. Ginzburg, $17,100 for Mr. LaBella, $17,100 for Mr. Green, and $17,100 for Mr. Soreq; group term life insurance premiums of $1,242 for Mr. Yemin, $2,467 for Mr. Spiegel, $1,242 for Mr. LaBella, $343 for Mr. Ginzburg, $908 for Ms. Yates, $2,143 for Mr. Green, and $540 for Mr. Soreq. For Mr. Yemin, this amount also includes reimbursement in the amount of $20,900 for professional tax preparation fees, $1,077 YMCA membership fee, and $892 for auto expenses. No other NEO had perquisites or other personal benefits in 2020 with an aggregate value in excess of $10,000. For Mr. Green, this amount also includes a severance payment of $750,000, a company contribution to his HSA of $885, and a vacation payout of $171,615. For Mr. LaBella, this amount includes a company match of $18,537 for his contributions to the Deferred Compensation Plan. For Mr. Ginzburg, this amount also includes a severance payout of $750,000 and a vacation payout of $112,308. For Mr. Soreq, this amount includes a company contribution to his HSA of $1,000. For Ms. Yates, this amount includes $16,845 for relocation services rendered in 2020 and a company contribution to her HSA of $731. For Mr. Spiegel, this amount includes $14,298 for relocation services rendered in 2020 and his Delek Logistics Board of Director fees received in the first quarter of 2020 in the amount of $24,125.

(6)	This amount reflects Mr. Yemin’s decision to waive 33% of his salary beginning November 3, 2020, as discussed above under “Executive Summary – Impact of the COVID-19 Pandemic.”
(7)
This amount reflects the Delek Logistics Board of Directors equity award that Mr. Spiegel received on June 10, 2020 for his services to the board. He was granted an award of $99,973, awarded in 3,654 Delek Logistics shares at the fair market value of $27.36.

(8)	This amount reflects a bonus paid in $128,671 to offset the bonus Ms. Yates would have received at her previous employer and a $100,000 sign-on bonus.

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Grants of Plan-Based Awards in 2020

The following table provides information regarding plan-based awards granted to our NEOs during fiscal year 2020:

Name	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)				Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards (4)
	Threshold	Target	Maximum	Grant Date	Threshold	Target	Maximum
Ezra Uzi Yemin	—	1,505,000	3,010,000	03/10/2020 03/10/2020	124,211	248,422	496,844	248,422	$3,149,991 $2,523,968
Louis LaBella	—	300,000	600,000	03/10/2020 03/10/2020	9,858	19,716	39,432	19,716	$249,999 $200,315
Reuven Spiegel	—	—	—	06/10/2020	—	—	—	3,654 (5)	$99,973
Former Executive Officers
Assaf Ginzburg	—	$300,000	$600,000	03/10/2020 03/10/2020	12,815	25,630	51,260	25,630	$324,988 $260,401
Frederec C. Green	—	$337,500	$675,000	03/10/2020 03/10/2020	14,787	29,574	59,148	29,574	$374,998 $300,472
Avigal Soreq	—	450,000	900,000	03/10/2020 03/10/2020 06/10/2020 06/10/2020	14,787 3,123	29,574 6,246	59,148 12,492	29,574 6,246	$374,998 $300,472 $124,982 $128,855
Abigail K. Yates	—	190,000	380,000	06/10/2020 06/10/2020 06/10/2020 06/10/2020	625 625 1,250	1,249 1,249 2,499	2,498 2,498 4,998	4,997	$99,990 $25,767 $29,339 $63,233

(1)	Represents possible payouts under the 2020 Bonus Plan.
(2)
The amounts in this column reflect the threshold, target, and maximum shares to be issued upon the vesting of PSUs. The PSUs granted to Messrs. Yemin, LaBella, Green, Ginzburg, and Soreq on March 10, 2020 under the 2016 Plan are subject to a performance period beginning January 1, 2020 and ending December 31, 2022. The PSUs granted to Mr. Soreq on June 10, 2020 under the 2016 Plan are subject to a performance period January 1, 2020 and ending December 31, 2022. The PSUs granted to Ms. Yates on June 10, 2020 are broken out into three performance periods: January 1, 2020 and ending December 31, 2020, January 1, 2020 and ending December 31, 2021, and January 1, 2020 and ending December 31, 2022.

(3)	The amounts in this column reflect the shares to be issued upon the vesting of RSUs granted under the 2016 Plan. The RSUs vest quarterly for three years, pro rata.
(4)
The amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for financial statement reporting purposes over the expected term of the grant. Assumptions used in the calculation of this amount for the 2020 fiscal year are included in footnote 21 to our audited financial statements for the 2020 fiscal year included in our Annual Report on Form 10-K filed with the SEC on March 1, 2021. Because the fair value of PSUs is calculated differently than the fair value of RSUs, the grant date fair values for PSUs and RSUs covering identical quantities of shares may differ.

(5)
The amount represented for Mr. Spiegel, is the Delek Logistics’ Board of Directors’ annual equity award. The shares vest bi-annual over the course of one year. The shares were granted as Delek Logistics stock, under the fair market value (“FMV”) of $27.36.

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Narrative to the Summary Compensation Table and Grants of Plan-Based Awards in 2020 Table

The following is a discussion of certain terms of the employment agreements with our NEOs that we believe are necessary to an understanding of the information disclosed in the Summary Compensation Table and Grants of Plan-Based Awards in 2020 Table.

Yemin Employment Agreement
The Yemin Agreement provides Mr. Yemin an annual base salary of at least $1,075,000, and sets his annual bonus target at 140% of his base salary with a maximum payout opportunity of 200% of the target amount. The Yemin Agreement also provides for annual grants under the Company’s 2016 Long-Term Incentive Plan in a target amount of at least $6,300,000 per year split evenly between time-vesting RSUs and performance-based PSUs. The Yemin Agreement has an initial term expiring May 8, 2023, and will automatically renew for one-year terms unless terminated by either Mr. Yemin or the Company.

Under the Yemin Agreement, Mr. Yemin also leases his residence from us at fair market value and holds an option to purchase the residence at fair market value. This option will expire on May 7, 2021. Perquisites provided by the Yemin Agreement include reimbursement for the reasonable costs of professional preparation of his personal income tax return(s), not to exceed $25,000 in any calendar year, and the personal use of a company-owned automobile.

The Yemin Agreement also includes a noncompetition clause which provides that Mr. Yemin will not compete with the Company, directly or indirectly, in a geographic territory defined in the Yemin Agreement during the term of the Yemin Agreement and for one year thereafter. The Yemin Agreement also includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the Yemin Agreement and for one year thereafter.

Under the terms of the Yemin Agreement, Mr. Yemin may receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.

Spiegel Employment Agreement
On August 1, 2020, we entered into an employment agreement with Mr. Spiegel that expires on December 31, 2023 (the “Spiegel Agreement”). The Spiegel Agreement amends and replaces the offer letter the Company entered into with Mr. Spiegel in April 2020 in connection with his appointment as Chief Financial Officer. The Spiegel Agreement provides for the following: an annual base salary of $500,000; a $500,000 cash bonus opportunity payable in April 2021; beginning in 2021, an annual bonus opportunity with a target amount of 75% of base salary and a maximum payout opportunity of 200% of the target amount; and, beginning in 2021, annual grants under the Company’s 2016 Long-Term Incentive Plan in an amount of $800,000 per year split evenly between time-vesting RSUs and performance-based PSUs.

The Spiegel Agreement includes a noncompetition clause which provides that Mr. Spiegel will not compete with the Company, directly or indirectly, in the geographic territory defined in the Spiegel Agreement during the term of the Spiegel Agreement and for one year thereafter. The Spiegel Agreement also includes non-solicitation provisions with respect to the customers and employees of the Company during the term of the Spiegel Agreement and for one year thereafter.

Mr. Spiegel may receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.

LaBella Employment Agreement
In August 2018, we entered into an employment agreement with Mr. LaBella that expires on August 5, 2022 (the “LaBella Agreement”). The LaBella Agreement provides Mr. LaBella an annual base salary of at least $300,000 and reimbursement for the reasonable costs of professional preparation of his personal income tax return(s) during the term of his agreement, not to exceed $25,000 in any calendar year. It also provides that Mr. LaBella will be eligible to participate in the Company’s annual cash incentive plan at a level that is commensurate with his position as determined by the Board (or any applicable committee thereof) in its sole and reasonable discretion. Additionally, the LaBella Agreement provides that Mr. LaBella will be eligible to participate in the Company’s long-term incentive plans on terms commensurate with his position and duties, as determined by the Board in its sole discretion.

Mr. LaBella may receive certain benefits upon the expiration or termination of his employment. Please see the narrative discussion under the heading “Potential Payments Upon Termination or Change-In-Control” in this Proxy Statement for further discussion of these terms.

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Outstanding Equity Awards at December 31, 2020

The following table provides information about the number of outstanding equity awards held by our NEOs at December 31, 2020.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units That Have Not Vested	Market Value of Shares or Units That Have Not Vested (1)	Equity Incentive Plan Awards
							Number of Unearned Shares or Units	Market or Payout Value of Unearned Shares or Units (1)
Ezra Uzi Yemin	— — —	— — —	— — —	— — —	36,495 (3) 186,318 (4)	$586,475 $2,994,130	73,261 (2) 87,586 (3) 248,422 (4)	$1,177,304 $1,407,507 $3,992,142
Louise LaBella	6,500 6,500 6,500 —	— — — —	$30.10 $36.53 $26.32 —	6/10/2024 6/10/2025 6/10/2027	1,000 (5) 822 (6) 2,360 (7) 14,788 (8)	$16,070 $13,210 $37,925 $237,643	1,643 (6) 5,662 (7) 19,716 (8)	$26,403 $90,988 $316,836
Reuven Spiegel					1,827 (9)	$58,464
Former Executive Officers
Assaf Ginzburg	—	—	—
Frederec C. Green	—	—	—
Avigal Soreq	— — — —	— — — —	— — — —		671 (10) 4,720 (11) 22,181 (12) 5,205 (13)	$10,783 $75,850 $356,449 $83,644	8,051 (10) 11,325 (11) 29,574 (12) 6,246 (13)	$129,380 $181,993 $475,254 $100,373
Abigail K. Yates	— — —	— — —	— — —		4,165 (14)	$66,932	1,249 (14) 1,249 (14) 2,499 (14)	$20,071 $20,071 $40,159
(1)	Amounts in this column are based upon a fair market value of $16.07 per share which was the NYSE closing price of our Common Stock on December 31, 2020, which was the last trading day of fiscal year 2020. The value of PSUs assume settlement at the target quantities.
(2)
On December 10, 2017, Mr. Yemin was granted 73,261 PSUs and 73,261 RSUs. The PSUs are subject to a performance period beginning January 1, 2018 and ending December 31, 2020. The RSUs vest quarterly over the next three years, pro rata. The final 6,106 RSUs vested on December 10, 2020.

(3)
On March 10, 2019, Mr. Yemin was granted 87,586 PSUs and 87,586 RSUs. The PSUs are subject to a performance period beginning January 1, 2019 and ending December 31, 2021. The RSUs vest quarterly over the next three years, pro rata. 51,091 of the RSUs had vested at December 31, 2020.

(4)
On March 10, 2020, Mr. Yemin was granted 248,422 PSUs and 248,422 RSUs. The PSUs are subject to a performance period beginning January 1, 2020 and ending December 31, 2022. The RSUs vest quarterly over the next three years, pro rata. 62,104 of the RSUs had vested at December 31, 2020.

(5)	On June 10, 2018, Mr. LaBella was granted 2,000 RSUs. The RSUs vest annually over the next four years, pro rata. 1,000 of the RSUs had vested at December 31, 2020.
(6)	On September 10, 2018, Mr. LaBella was granted 3,286 PSUs and 3,286 RSUs. The PSUs were broken out into two performance periods beginning August 8, 2018 and ending December 31, 2019 and August 8, 2018 and ending December 31, 2020. The RSUs vest quarterly over the next three years, pro rata. 2,464 of the RSUs had vested at December 31, 2020.

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(7)	On March 10, 2019, Mr. LaBella was granted 5,662 PSUs and 5,662 RSUs. The PSUs are subject to a performance period beginning January 1, 2019 and ending December 31, 2021. The RSUs vest quarterly over the next three years, pro rata. 3,302 of the RSUs had vested at December 31, 2020.
(8)	On March 10, 2020, Mr. LaBella was granted 19,716 PSUs and 19,716 RSUs. The PSUs are subject to a performance period beginning January 1, 2020 and ending December 31, 2022. The RSUs vest quarterly over the next three years, pro rata. 4,928 of the RSUs had vested at December 31, 2020.
(9)
On June 10, 2020, Mr. Spiegel was granted 3,654 Delek Logistics RSUs for his services to the Delek Logistics Board of Directors. The RSUs vest bi-annual over the course of one year. The shares were granted as Delek Logistics stock; under the fair market value (FMV) of $27.36. 1,827 of the RSUs had vested as of December 31, 2020.

(10)	On March 10, 2018, Mr. Soreq was granted 8,051 PSUs and 8,051 RSUs. The PSUs are subject to a performance period beginning January 1, 2018 and ending December 31, 2020. The RSUs vest quarterly over the next three years, pro rata. 7,380 of the RSUs had vested at December 31, 2020.
(11)	On March 10, 2019, Mr. Soreq was granted 11,325 PSUs and 11,325 RSUs. The PSUs are subject to a performance period beginning January 1, 2019 and ending December 31, 2021. The RSUs vest quarterly over the next three years, pro rata. 6,605 of the RSUs had vested at December 31, 2020.
(12)	On March 10, 2020, Mr. Soreq was granted 29,574 PSUs and 29,574 RSUs. The PSUs are subject to a performance period beginning January 1, 2020 and ending December 31, 2022. The RSUs vest quarterly over the next three years, pro rata. 7,393 of the RSUs had vested at December 31, 2020.
(13)	On June 10, 2020, Mr. Soreq was granted 6,246 PSUs and 6,246 RSUs. The PSUs are subject to a performance period beginning January 1, 2020 and ending December 31, 2022. The RSUs vest quarterly over the next three years, pro rata. 1,041 of the RSUs had vested at December 31, 2020.
(14)	On June 10, 2020, Ms. Yates was granted three tranches of 4,997 (1,249, 1,249, and 2,499) PSUs and a grant of 4,997 RSUs. The tranches of PSUs are subject to a performance period beginning January 1, 2020, with the performance period for the first tranche ending on December 31, 2020, the second tranche ending on December 31, 2021, and the third tranche ending on December 31, 2022. The RSUs vest quarterly over the next three years, pro rata. 832 of the RSUs had vested at December 31, 2020.

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Option Exercises and Stock Vested in 2020

The following table provides information about NQSO and SAR exercises by, and the vesting of RSUs and PSUs for, our NEOs during fiscal year 2020.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting		Value Realized on Vesting
Ezra Uzi Yemin	n/a	n/a	201,643	(1)	$2,777,467	(1)
Louis LaBella	n/a	n/a	10,036	(2)	$156,767	(2)
Reuven Spiegel	n/a	n/a	3,446	(3)	$101,207	(3)
Former Executive Officers
Assaf Ginzburg	3,250	$18,558	12,009	(4)	$152,274	(4)
Frederec C. Green	n/a	n/a	20,908	(5)	$274,618	(5)
Avigal Soreq	n/a	n/a	20,209	(6)	$287,353	(6)
Abigail K. Yates	n/a	n/a	832	(7)	$14,244	(7)
(1)    Quantities and values for these columns are comprised of the following:

Name	Vesting Date	Shares/Units Vested	Award Type	Fair Market Value Per Share*	Fair Market Value
YEMIN	3/10/2020	80,691	PSU**	$12.68	$1,023,162
	3/10/2020	18,635	RSU	$12.68	$236,292
	6/10/2020	13,404	RSU	$20.01	$268,214
	9/10/2020	54,807	RSU	$12.15	$665,905
	12/10/2020	34,106	RSU	$17.12	$583,895
* The amounts in this column reflect the NYSE closing price of our Common Stock on the vesting date or the last trading day prior to the vesting date.
** Reflects the PSUs earned for the performance period that commenced on January 1, 2017 and ended on December 31, 2019, because performance targets were met.

(2)    Quantities and values for these columns are comprised of the following:

Name	Vesting Date	Shares/Units Vested	Award Type	Fair Market Value Per Share*	Fair Market Value
LABELLA	3/10/2020	745	RSU	$12.68	$9,447
	6/10/2020	2,871	RSU	$20.01	$57,449
	9/10/2020	4,032	RSU	$12.15	$48,989
	12/10/2020	2,388	RSU	$17.12	$40,883
* The amounts in this column reflect the NYSE closing price of our Common Stock on the vesting date or the last trading day prior to the vesting date.

(3)    Quantities and values for these columns are comprised of the following:

Name	Vesting Date	Shares/Units Vested	Award Type	Fair Market Value Per Share*	Fair Market Value
SPIEGEL	6/10/2020	1,619	RSU	$27.36	$44,296
	12/10/2020	1,827	RSU	$31.15	$56,911

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* The amounts in this column reflect the NYSE closing price of our Common Stock on the vesting date or the last trading day prior to the vesting date.

(4)    Quantities and values for these columns are comprised of the following:

Name	Vesting Date	Shares/Units Vested	Award Type	Fair Market Value Per Share*	Fair Market Value
GINZBURG	3/10/2020	9,411	PSU**	$12.68	$119,331
	3/10/2020	2,598	RSU	$12.68	$32,943
	6/4/2020	3,250	SAR	$14.25	$18,558
* The amounts in this column reflect the NYSE closing price of our Common Stock on the vesting date or the last trading day prior to the vesting date.
** Reflects the PSUs earned for the performance period that commenced on January 1, 2017 and ended on December 31, 2019, because performance targets were met.

(5)    Quantities and values for these columns are comprised of the following:

Name	Vesting Date	Shares/Units Vested	Award Type	Fair Market Value Per Share*	Fair Market Value
GREEN	3/10/2020	9,411	PSU**	$12.68	$119,331
	3/10/2020	3,003	RSU	$12.68	$38,078
	6/10/2020	1,782	RSU	$20.01	$35,658
	9/10/2020	6,712	RSU	$12.15	$81,551
* The amounts in this column reflect the NYSE closing price of our Common Stock on the vesting date or the last trading day prior to the vesting date.
** Reflects the PSUs earned for the performance period that commenced on January 1, 2017 and ended on December 31, 2019, because performance targets were met.

(6)    Quantities and values for these columns are comprised of the following:

Name	Vesting Date	Shares/Units Vested	Award Type	Fair Market Value Per Share*	Fair Market Value
SOREQ	3/10/2020	4,705	PSU**	$12.68	$59,659
	3/10/2020	2,225	RSU	$12.68	$28,213
	6/10/2020	1,615	RSU	$20.01	$32,316
	9/10/202	6,544	RSU	$12.15	$79,510
	12/10/2020	5,120	RSU	$17.12	$87,654
* The amounts in this column reflect the NYSE closing price of our Common Stock on the vesting date or the last trading day prior to the vesting date.
** Reflects the PSUs earned for the performance period that commenced on January 1, 2017 and ended on December 31, 2019, because performance targets were met.

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(7)    Quantities and values for these columns are comprised of the following:

Name	Vesting Date	Shares/Units Vested	Award Type	Fair Market Value Per Share*	Fair Market Value
YATES	12/10/2020	832	RSU	$17.12	$14,244
* The amounts in this column reflect the NYSE closing price of our Common Stock on the vesting date or the last trading day prior to the vesting date.

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Non-Qualified Deferred Compensation

We sponsor a voluntary 401(k) Plan that allows eligible employees to make plan contributions on both a pre-tax and after-tax basis. Prior to January 1, 2021, we matched eligible employee contributions, including those by our NEOs, on a fully-vested basis up to a maximum of six percent of eligible compensation. Although NEOs are eligible to participate in the 401(k) Plan, the application of annual compensation limits under the Internal Revenue Code significantly limits our NEOs’ contributions under the 401(k) Plan. In 2019, we adopted a non-qualified Deferred Compensation Plan that allows our participating executives, including our NEOs, to defer up to 50% of their base salary, and up to 100% of amounts payable under our annual incentive plan. Prior to January 1, 2021, participants also received matching contributions as if they had been made under the 401(k) Plan up to a maximum of six percent of eligible compensation.

The following table sets forth information regarding the contributions by each NEO and the Company to the Deferred Compensation Plan, as well as information regarding earnings, aggregate withdrawals and distributions and balances for each NEO as of and for the fiscal year ended December 31, 2020.

Name	Executive Contributions in Last FY (1)	Registrant Contributions in Last FY (2)	Aggregate Earnings in Last FY (3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
Ezra Uzi Yemin	—	—	—	—	—
Louis LaBella	$18,537	18,537	$9,278	—	$59,272
Reuven Spiegel	—	—	—	—	—

Former Executive Officers

Assaf Ginzburg	—	—	—	—	—
Frederec C. Green	—	—	$2,589	—	$21,246
Avigal Soreq	—	—	$1,417	—	$10,266
Abigail K. Yates	—	—	—	—	—

(1)
These amounts represent elective contributions into the Deferred Compensation Plan during 2020 of eligible compensation earned by each of our NEOs. The amount of any base salary deferred is included in the amount reported in the 2020 salary column of the Summary Compensation Table above, and the amount of any annual incentive deferred is included in the amount reported in the 2020 non-equity incentive plan compensation column of the Summary Compensation Table above. Deferrals related to amounts otherwise payable in 2021 (even if considered earned in 2020) will be shown as executive contributions for 2021. Mr. LaBella was the only NEO to elect deferrals to the Deferred Compensation Plan in 2020.

(2)
These amounts represent Company matching contributions to the Deferred Compensation Plan during 2020. The amount in this column for each NEO is included in the 2020 “All Other Compensation” column of the Summary Compensation Table above. The amounts in this column account for the company match of 100% up to 6%. This calculation considers the NEOs eligible earnings for the year and what was already paid on the 401(k) match.

(3)
These amounts represent the net gains for each NEO for the contributions to the Deferred Compensation Plan. None of these amounts are included in compensation reported in the Summary Compensation Table above because none of the earnings are considered to be “above market.”

The Deferred Compensation Plan account of each participating NEO is deemed to be invested in certain investment options available under the plan, as designated by the NEO. Deemed investment earnings and losses are applied to each NEO’s Deferred Compensation Plan account based upon the performance of the applicable investment. The Deferred Compensation Plan allows participants to elect the timing and method of distributions.

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Potential Payments Upon Termination or Change-In-Control

The following tables disclose the estimated payments and benefits that would be provided to each of our NEOs, applying the assumptions that each of the triggering events relating to termination of employment and changes in control described in their respective employment agreements, the 2006 Plan, the 2016 Plan and the Delek Logistics LTIP took place on December 31, 2020 and their last day of employment was December 31, 2020. These amounts are in addition to benefits payable generally to our salaried employees. Due to a number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may differ. Factors that could affect these amounts include the timing during the year of any such event and the fair market values of our Common Stock and Delek Logistics’ common units.

Termination of Employment (1)	Yemin (2)	LaBella (3)	Spiegel (4)	Ginzburg (5)	Green (6)	Soreq (7)	Yates (8)
Severance Payment	$6,665,000	$1,000,000	$500,000	$750,000	$750,000	$1,350,000	$760,000
COBRA	$31,307	$20,871	$20,871	$21,265	$20,871	$20,871	$20,871
Accrued/Unused Vacation	$129,551	$73,673	$40,385	$112,308	$171,615	$189,231	$21,923
Accelerated RSUs	$899,952	$190,430	$58,464	$ —	$ —	$137,029	$13,370
Accelerated PSUs	$3,446,356	$192,674	$ —	$ —	$ —	$442,584	$46,839
Accelerated SARs	$ —	$ —	$ —	$ —	$ —	$ —	$ —
TOTAL	$11,172,166	$1,477,648	$619,720	$883,573	$942,486	$2,139,715	$863,003

Change-In-Control (9)	Yemin (10)(11)	LaBella (12)	Spiegel (4)	Ginzburg (5)	Green (6)	Soreq (13)	Yates (14)
Severance/Change-In-Control Payment	$9,245,000	$1,700,000	$1,500,000	$ —	$ —	$3,550,000	$1,330,000
COBRA	$31,307	$20,871	$20,871	$ —	$ —	$20,871	$20,871
Accrued/Unused Vacation	$129,551	$73,673	$40,385	$ —	$ —	$189,231	$21,923
Accelerated RSUs	$3,580,605	$621,684	$58,464	$ —	$ —	$526,726	$66,932
Accelerated PSUs	$6,576,953	$434,227	$ —	$ —	$ —	$887,000	$80,302
Accelerated Options/SARs	$ —	$ —	$ —	$ —	$ —	$ —	$ —
TOTAL	$19,563,416	$2,850,456	$1,619,720	$ —	$ —	$5,173,828	$1,520,028

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(1)
The “Termination of Employment” table assumes that (a) we terminated the NEO’s employment without cause effective December 31, 2020 when the fair market value of our Common Stock was $16.07 per share, (b) any required advance notice provisions had been satisfied, (c) the vesting of equity awards under the 2006 Plan and 2016 Plan were accelerated by our Board pursuant to any applicable employment agreement provisions (including the prorated acceleration of PSUs at target quantities), and (d) the vesting of equity awards under the Delek Logistics LTIP were not accelerated because the Delek Logistics GP board is not bound by the employment agreements with our NEOs.

(2)	Assumes acceleration of 56,002 unvested RSUs and 214,459 unvested PSUs.
(3)	Assumes acceleration of 11,850 unvested RSUs and 11,990 unvested PSUs.
(4)	Assumes acceleration of Delek Logistics Board Share valued at Delek Logistics fair market value of common stock, $32.00 per share and 1,827 unvested RSUs.
(5)	On February 25, 2020, Mr. Ginzburg notified the Company that he would be leaving to pursue other opportunities. The amounts shown in the table reflect the amounts that were actually paid in connection with his departure. No amounts are shown in the Change-in-Control table because employment actually terminated in 2020.
(6)	Mr. Green terminated his employment with us on November 2, 2020, and the amounts shown in the table reflect the amounts that were actually paid in connection with his departure. No amounts are shown in the Change-in-Control table because employment actually terminated in 2020.
(7)	Assumes acceleration of 8,527 unvested RSUs and 27,541 unvested PSUs.
(8)	Assumes acceleration of 832 unvested RSUs and 2,915 unvested PSUs.
(9)	The “Change-In-Control” table assumes that an “exchange transaction” (as described under the heading “2006 Long-Term Incentive Plan” below) and “change in control” (as described under the heading “2016 Long-Term Incentive Plan” below) occurred on December 31, 2020 when the fair market values of our Common Stock and Delek Logistics’ common units were $16.07 per share and $32.00 per unit, respectively, and, as a result, the NEO’s employment is terminated and our Board and the Delek Logistics GP board of directors decided that all outstanding plan-based and other equity awards should become fully vested (including PSUs at target values) and participate in the transaction value of the shares covered by the award (e.g., by exercise or cash out).
(10)	Assumes acceleration of 222,813 unvested RSUs and 409,269 unvested PSUs.
(11)	Mr. Yemin’s change in control payout on his equity awards are single trigger, such that he will receive his equity awards whether or not he is terminated.
(12)	Assumes acceleration of 38,686 unvested RSUs and 27,021 unvested PSUs.
(13)	Assumes acceleration of 32,777 unvested RSUs and 55,196 unvested PSUs.
(14)	Assumes acceleration of 4,165 unvested RSUs and 4,997 unvested PSUs.
Narrative to the Potential Payments Upon Termination or Change-In-Control Tables

Yemin Employment Agreement
The Yemin Agreement contains certain provisions relating to the termination of his employment. In the event Mr. Yemin is terminated without cause (as defined in the Yemin Agreement), terminates his employment with good reason (as defined in the Yemin Agreement), or in the event of a failure to renew (as defined in the Yemin Agreement), Mr. Yemin would be entitled to (i) an amount equal to two times the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 18 months following termination of employment, (iii) any annual bonus Mr. Yemin would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting and settlement, if applicable, of all unvested equity awards as follows: (A) for unvested performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Mr. Yemin’s employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the Yemin Agreement. In addition, Mr. Yemin’s existing unvested equity options will vest upon a change in control regardless of whether his employment terminates.

If Mr. Yemin terminates his employment for any reason, other than with good reason or upon his death or disability, and provides at least six months’ advance written notice of termination, Mr. Yemin would be entitled to an amount equal to his annual base salary at the time

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notice is delivered, plus the costs of continuing family health insurance coverage for 18 months following the termination of his employment.

Upon a change in control (as defined in the Yemin Agreement), regardless of whether Mr. Yemin’s employment is terminated, all equity awards outstanding as of May 8, 2020 (the effective date of the Yemin Agreement), will become fully vested; provided, however, that any performance awards will vest with respect to the greater of (A) the target number of such performance based equity awards, or (B) the actual number of such performance based equity awards that would have vested if the date of the change in control event were the end of the performance period and the actual performance as of that date had been the actual performance for the entire performance period. With respect to any equity awards granted after May 8, 2020, the Board will determine, in its sole discretion, the change in control vesting provisions of such awards.

If, within the period beginning six months prior to and ending three years following a change in control of the Company (as defined in the Yemin Agreement), Mr. Yemin’s employment is terminated by the Company without cause or he terminates his employment for good reason, Mr. Yemin would be entitled to receive (i) an amount equal to three times the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 18 months following termination of employment, and (iii) any annual bonus Mr. Yemin would have otherwise been entitled if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs.

All payments to be made by the Company upon termination as described above are subject to Mr. Yemin executing a release of claims in favor of the Company.

Please see the narrative discussion following the Summary Compensation Table and Grants of Plan Based Awards in 2020 table in this Proxy Statement for further discussion of the material terms of the Yemin Agreement.

Spiegel Employment Agreement
Under the Spiegel Agreement, In the event Mr. Spiegel is terminated without cause (as defined in the Spiegel Agreement) or terminates his employment with good reason (as defined in the Spiegel Agreement), Mr. Spiegel would be entitled to (i) an amount equal to the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. Spiegel would have otherwise been entitled to if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards as follows: (A) for unvested performance awards, on a prorated basis through the termination of employment based on actual results evaluated after the close of the applicable performance period and payable in a lump sum at the same time as performance awards are paid to executives of the Company generally and (B) for full value equity awards (e.g., restricted stock, restricted stock units and phantom units) and appreciation equity awards (e.g., non-qualified stock options and stock appreciation rights), only to the extent that such awards would have vested if Mr. Spiegel’s employment had continued during a period equal to the lesser of six months following termination of employment or the balance of the term of the Spiegel Agreement.

If Mr. Spiegel terminates his employment for any reason, other than with good reason or upon his death or disability, and provides at least three months’ advance written notice of termination, Mr. Spiegel would be entitled to an amount equal to 50% of his annual base salary at the time notice is delivered, plus the costs of continuing family health insurance coverage for 12 months following the termination of his employment.

If, within two years of a change in control of the Company (as defined in the Spiegel Agreement), Mr. Spiegel’s employment is terminated by the Company without cause or he terminates his employment for good reason, Mr. Spiegel would be entitled to receive (i) an amount equal to two times the sum of his then-current base salary and target annual bonus as in effect immediately before any notice of termination, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) any annual bonus Mr. Spiegel would have otherwise been entitled if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and paid upon the payment of the annual bonuses to senior executives of the Company pursuant to the Company’s annual bonus programs, and (iv) the immediate vesting of all unvested equity awards. In addition to the foregoing, Mr. Spiegel would receive an additional $500,000 cash bonus if the change in control occurs before March 10, 2021.

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All payments to be made by the Company upon termination as described above are subject to Mr. Spiegel executing a release of claims in favor of the Company. In addition to benefits available to the Company’s senior executive officers generally, the Spiegel Agreement also provides reimbursement for the reasonable costs of professional preparation of his personal income tax returns, not to exceed $25,000 in any calendar year.

LaBella Employment Agreement
Upon the termination of his employment by the Company without cause (as defined in the LaBella Agreement) or by Mr. LaBella for good reason (as defined in the LaBella Agreement) other than in the context of a change in control (as defined in the LaBella Agreement), Mr. LaBella will be entitled to receive (i) an amount equal to the sum of Mr. LaBella’s then-current base salary and target annual bonus, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) the annual bonus to which Mr. LaBella would have otherwise been entitled if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and (iv) the immediate vesting of unvested equity awards but, in the case of performance awards, only to the extent that the applicable performance period has elapsed through the date of termination and, in the case of other awards, only to the extent that the awards would have otherwise vested within six months following the date of termination. If within two years following a change in control (as defined in the LaBella Agreement) Mr. LaBella’s employment is terminated by the Company other than for cause (as defined in the LaBella Agreement) or by Mr. LaBella for good reason (as defined in the LaBella Agreement), Mr. LaBella will be entitled to receive (i) an amount equal to two times the sum of Mr. LaBella’s base salary and target annual bonus, (ii) the costs of continuing family health insurance coverage for 12 months following termination of employment, (iii) the annual bonus to which Mr. LaBella would have otherwise been entitled if his employment had continued through the end of the bonus year based upon the actual performance of the Company, prorated for the period of actual employment during the bonus year, and (iv) the immediate vesting of all unvested equity awards.

2006 Long-Term Incentive Plan
Under the 2006 Plan and the applicable award agreements, equity awards that are not vested at the time the participant’s employment terminates will generally be immediately forfeited unless our Board or Compensation Committee determines otherwise. Options and SARs that are vested but unexercised at the time of termination of employment will generally be forfeited unless they are exercised before the earlier of 30 days after such termination or the expiration of the award.

If an “exchange transaction” (as defined in the 2006 Plan) occurs with respect to our Common Stock, then, unless other arrangements are made, unvested awards granted under the 2006 Plan may be treated under either of two alternatives. Such unvested awards may be converted into economically equivalent awards with respect to the stock of the acquiring or successor company, or they may become fully vested and participate in the transaction value of the shares covered by the award (e.g., by exercise or cash out). Subject to the above, the disposition of unvested awards under the 2006 Plan in the event of an exchange transaction will be determined by our Board, in its discretion. For the purposes of the 2006 Plan, an “exchange transaction” includes certain mergers or other transactions which result in the holders of our Common Stock receiving cash, stock or other property in exchange for or in connection with their shares of our Common Stock. For an illustration of the value of accelerated equity awards under the 2006 Plan and the Delek Logistics LTIP assuming that an exchange transaction occurred on December 31, 2020, please see the “Change-In-Control” table above which assumes the acceleration of RSUs as set forth in the corresponding footnotes.

2016 Long-Term Incentive Plan
Under the 2016 Plan and the applicable award agreements, equity awards that are not vested at the time the participant’s employment terminates will generally be immediately forfeited unless our Board or Compensation Committee determines otherwise. Options and SARs that are vested but unexercised at the time of termination of employment will generally be forfeited unless they are exercised before the earlier of 30 days after such termination or the expiration of the award.

Upon the occurrence of a change in control (as defined in the 2016 Plan), outstanding awards will be adjusted or substituted in accordance with the terms of the 2016 Plan. If the participant does not receive a replacement award with respect to any outstanding award as of the change in control, then each such outstanding award will become fully vested and, if applicable, exercisable and any restrictions applicable to such award will lapse. For awards subject to performance goals, if the participant does not receive a replacement award, payout at a change in control will be based upon the greater of (i) a pro rata portion of the amount payable based upon “target” performance under the applicable performance goals or (ii) the amount payable based on actual performance level had the performance period ended on the date of the change in control. If a participant terminates his or her employment for Good Reason (as defined in the 2016 Plan), the participant is involuntarily terminated for reasons other than for cause, or the participant’s employment terminates due to the participant’s death or disability during the two-year period commencing on the date of a change in control, then (A) all replacement awards held by the participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (B) all stock options held by the participant immediately before such termination of employment that the participant also held as of the date of the change in control or that constitute replacement awards

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will remain exercisable for not less than two years following such termination of employment or until the expiration of the stated term of such stock option, whichever period is shorter (provided, however, that if the applicable award agreement provides for a longer period of exercisability, that provision will control). For an illustration of the value of accelerated equity awards under the 2016 Plan assuming that a “change in control” occurred on December 31, 2020, please see the “Change-In-Control” table above which assumes the acceleration of RSUs as set forth in the corresponding footnotes.

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Chief Executive Officer Pay Ratio

The pay ratio reported below is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation permit companies to use a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported below.

Ratio and Methodology
For 2020, we estimate the ratio of the annual total compensation of our CEO to the median annual total compensation of our employees as follows:

Annual total compensation of our median employee (1):	$75,333
Annual total compensation of our Chief Executive Officer, as reported below in the Summary Compensation Table:	$6,771,657
CEO Pay Ratio:	90:1
(1)Excludes our Chief Executive Officer.

CEO pay ratio, excluding the “Excluded Employees” addressed below:

Annual total compensation of our median employee (1):	$117,009
Annual total compensation of our Chief Executive Officer, as reported below in the Summary Compensation Table:	$6,771,657
CEO Pay Ratio:	58:1
(1)Excludes our Chief Executive Officer and the employees referenced under “Excluded Employees” below.

To determine the median employee, we prepared a list of all active employees as of December 31, 2020 (other than our Chief Executive Officer and, as applicable, the employees referenced under “Excluded Employees” below), and, for that population, calculated 2020 taxable compensation. We did not make any assumptions, adjustment or estimates with respect to the compensation for the employees, but we did annualize the compensation for full-time employees not employed by us for the full year. We selected taxable compensation to represent 2020 earnings because it includes wages, overtime (for our hourly employees) and equity compensation. Once the median employee was identified, we calculated annual total compensation for such median employee using the same methodology we use for our NEOs in the Summary Compensation Table above.

Excluded Employees
As permitted by the SEC rules requiring disclosure of our CEO pay ratio and in the interest of providing an additional disclosure that investors and other stakeholders may find meaningful, we have provided an alternative CEO pay ratio that excludes our retail level employees. We estimate that we had approximately 1,509 retail level employees as of December 31, 2020. As our retail operations rely on a large labor pool of retail employees who work fewer hours and are compensated at lower levels, on a relative basis, than employees working in traditional downstream refining jobs, our median employee determined without excluding retail level employees is likely not similar in terms of job function or compensation level to the median employee of other domestic U.S. refiners who do not have significant retail operations.

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PROPOSAL 2:    ADVISORY RESOLUTION APPROVING OUR EXECUTIVE COMPENSATION PROGRAM FOR OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, enables our stockholders to vote to approve every one, two, or three years, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules. Stockholders may also abstain from voting.

Our Board determined in 2017 that our stockholders should vote on an advisory say-on-pay proposal every year, consistent with the preference expressed by our stockholders at the 2017 Annual Meeting of Stockholders.

We are asking our stockholders to indicate their support for the compensation of our NEOs as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation paid to our NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask the stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the executive compensation program for the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the United States Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, other related tables and disclosure, and narrative discussion, all as set forth under the caption “Executive Compensation” in the Proxy Statement.”

Vote Required
The affirmative vote of holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote, present or represented at the meeting, in which a quorum being present is required for the adoption of this proposal. Broker non-votes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter, although they will be counted in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. An abstention from voting by a stockholder present by virtually attending the Annual Meeting or represented by proxy has the same legal effect as a vote “against” the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

The “say-on-pay” vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board. However, the Board and its committees value the opinions of the stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, will consider the stockholders’ concerns and the Board and its committees will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote “FOR” the approval of the above resolution.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 18, 2021, (i) the beneficial ownership of our Common Stock and common units representing common limited partnership interests in Delek Logistics Partners, LP (“Delek Logistics” or “DKL”) by all of our directors and director nominees, the executive officers named in the Summary Compensation Table (the “NEOs”), and all directors, director nominees, NEOs and executive officers as a group; and (ii) the beneficial ownership of our Common Stock by each person known by us to own more than five percent of our Common Stock. The amounts and percentage of units beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them, subject to community property laws where applicable. Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 7102 Commerce Way, Brentwood, Tennessee 37027.

	Amount and Nature of Beneficial Ownership of Common Stock (1)		Percent of Common Stock (2)	Amount and Nature of Beneficial Ownership of Delek Logistics Common Units (1)	Percentage of Common Units (2)
CVR Energy Stockholders (3)	10,911,880	(3)	14.8%	n/a	n/a
BlackRock, Inc.	6,797,502	(4)	9.2%	n/a	n/a
The Vanguard Group	6,490,304	(5)	8.8%	n/a	n/a
Dimensional Fund Advisors LP	3,840,753	(6)	5.2%	n/a	n/a
Directors and NEOs:
Ezra Uzi Yemin (7)	817,226		1.1%	267,522	*
William J. Finnerty	20,377		*	—	n/a
Richard J. Marcogliese	16,123		*	—	n/a
Gary M. Sullivan, Jr.	24,372		*	10,188	*
Vicky Sutil	6,613		*	—	n/a
Laurie Z. Tolson	—		n/a	—	n/a
David Wiessman	63,426		*	—	n/a
Shlomo Zohar	16,977		*	—	n/a
Louis LaBella	10,968		*	—	n/a
Reuven Spiegel	—		n/a	11,191	*
Assaf Ginzburg (8)	56,421		*	16,510	*
Frederec C. Green (9)	152,918		*	68,552	*
Avigal Soreq (10)	27,144		*	—	n/a
Abigail Yates (11)	833		*	—	n/a
All directors and executive officers as a group (11 persons)	976,082		1.3%	288,901	*

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*	Less than 1% of the issued and outstanding shares of our Common Stock or issued and outstanding common units of Delek Logistics, as applicable.
(1)
For purposes of this table, a person is deemed to have “beneficial ownership” of any securities when such person has the right to acquire them within 60 days after March 18, 2021. For stock options and time-vested RSUs, we report shares equal to the number of options or RSUs that are vested or that will vest within 60 days of March 18, 2021. For SARs, we report the shares that would be delivered upon exercise of SARs that are vested or that will vest within 60 days of March 18, 2021 (which is calculated by multiplying the number of SARs by the difference between $21.87, the closing price of our Common Stock on March 18, 2021, and the exercise price divided by $21.87). For units under the Delek Logistics LTIP, we report the units that are vested or that will vest within 60 days of March 18, 2021. For purposes of computing the percentage of outstanding securities held by each person named above, any securities which such person has the right to acquire within 60 days after March 18, 2021 are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Percentage of our Common Stock is based upon 73,875,197 issued and outstanding shares on March 18, 2021 (excluding securities held by, or for the account of, the registrant or its subsidiaries). Percentage of Delek Logistics common units is based upon 43,443,336 common limited partner units issued and outstanding on March 18, 2021.

(3)
Beneficial ownership information is based on a Schedule 13D/A filed with the SEC on January 14, 2021. The Schedule 13D was filed by CVR Energy, Inc. (“CVR Energy”), IEP Energy LLC (“IEP Energy”), IEP Energy Holding LLC (“Energy Holding”), American Entertainment Properties Corp. (“AEP”), Icahn Building LLC (“Building”), Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”), Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), Beckton Corp. (“Beckton”) and Carl C. Icahn (collectively, the “CVR Energy Stockholders”). The CVR Energy Stockholders report that, as of October 30, 2020, they may be deemed to be the beneficial owners of, in the aggregate, 10,991,880 shares of Common Stock, including 372,000 shares underlying a forward contract. The CVR Energy Stockholders further report that CVR Energy had sole voting power and sole dispositive power with respect to 10,911,880 shares, including 372,000 shares underlying a forward contract, and each of IEP Energy, Energy Holding, AEP, Building, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn may be deemed to have shared voting power and shared dispositive power with respect to 10,911,880 shares, including 372,000 shares underlying a forward contract. The CVR Energy Stockholders report that IEP Energy holds approximately 71% of the outstanding common stock of CVR Energy. The CVR Energy Stockholders also report that Icahn Enterprises is the sole member of Building, which is the sole stockholder of AEP, which is the sole member of Energy Holding, which is the sole member of IEP Energy. Beckton is the sole stockholder of Icahn Enterprises GP, which is the general partner of Icahn Enterprises Holdings. Mr. Icahn is the sole stockholder of Beckton. In addition, Mr. Icahn is the indirect holder of approximately 92.0% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises L.P. (“Icahn Enterprises”). Icahn Enterprises GP is the general partner of Icahn Enterprises, which is the sole limited partner of Icahn Enterprises Holdings. The principal business address of CVR Energy is 2277 Plaza Drive, Suite 500, Sugar Land, Texas 77479. The principal business address of each of IEP Energy, Energy Holding, AEP, Building, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn is 16690 Collins Avenue, Sunny Isles Beach, Florida 33160.

(4)
Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on January 29, 2021 by BlackRock, Inc. with an address of 55 East 52nd Street, New York, New York 10055. BlackRock, Inc. has sole voting power with respect to 6,298,729 shares and sole dispositive power with respect to all shares.

(5)
Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 10, 2021 by The Vanguard Group with an address of 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. The Vanguard Group has sole voting power with respect to 0 shares, sole dispositive power with respect to 6,370,008 shares, shared voting power with respect to 66,685 shares and shared dispositive power with respect to 120,296 shares.

(6)
Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 12, 2021 by Dimensional Fund Advisors LP with an address of Building One, 6300 Bee Cave Road, Austin, Texas 78746. Dimensional Fund Advisors LP has sole voting power with respect to 3,752,453 shares and sole dispositive power with respect to all shares.

(7)
663,645 shares of our Common Stock and 155,170 of Delek Logistics Partners, LP’s units are held of record by Yemin Investments, L.P., a limited partnership of which Mr. Yemin is the sole general partner. Additionally, of the Delek Logistics common limited partner units owned, 97,000 are pledged as security for a full recourse loan.

(8)	Beneficial ownership for Mr. Ginzburg, our former Chief Financial Officer, is based on his most recent Form 4 filing with the SEC.

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(9)	Beneficial ownership for Mr. Green, our former Executive Vice President, is based on his most recent Form 4 filing with the SEC.
(10)	Beneficial ownership for Mr. Soreq, our Executive Vice President and Chief Operating Officer, is based on his most recent Form 4 filing with the SEC.
(11)	Beneficial ownership for Ms. Yates, our former Executive Vice President, General Counsel, and Corporate Secretary, is based on her most recent Form 4 filing with the SEC.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act, and regulations of the SEC thereunder require our executive officers and directors and persons who own more than ten percent of our Common Stock, as well as certain affiliates of such persons, to file initial reports of ownership of our Common Stock and changes in their ownership with the SEC. Executive officers, directors and persons owning more than ten percent of our Common Stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us and written representations that no other reports were required for or by those persons, we believe that, during the year ended December 31, 2020, all filing requirements applicable to our executive officers, directors and owners of more than ten percent of our Common Stock were met.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Approval Policy for Related Party Transactions

The Board has adopted a written related party transactions policy to document procedures pursuant to which “related party transactions” are reviewed, approved or ratified. Under Item 404 of Regulation S-K, a “related party transaction” means any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and any related person has a direct or indirect material interest, subject to certain exceptions. The policy covers all related party transactions between us and any related party requiring disclosure under Item 404.

The policy states that, in most instances, the Audit Committee is best suited to review and approve related party transactions that may arise within the Company. However, the policy permits the disinterested members of the Board to exercise any authority otherwise assigned to the Audit Committee by the policy. In particular, the Board believes that any related party transaction in which any director is interested should typically be reviewed and approved by all disinterested members of the Board. An interested director is not allowed to vote upon a transaction in which he or she is involved. Depending upon the issue presented, the disinterested members of the Board may request to hear from the interested director during the course of their deliberations, but the interested director does not vote upon the matter and is not present during the vote on such matter. A related party transaction may be consummated only if it is ratified or approved by the Audit Committee or disinterested members of the Board.

In 2013, our Board awarded equity interests in Delek Logistics GP, LLC, the general partner of Delek Logistics (the “General Partner”), to Ezra Uzi Yemin, our Chief Executive Officer, President and Chair of the Board, Assaf Ginzburg, our former Chief Financial Officer, and Frederec C. Green, our former Executive Vice President. The equity interests consisted of a 5.0% membership interest in the General Partner for Mr. Yemin and a 0.2% membership interest in the General Partner for each of Messrs. Ginzburg and Green. These awards were reported as compensation in 2013.

In May 2020, in connection with his departure from the Company, we repurchased Mr. Ginzburg’s 0.2% membership interest in the General Partner for $778,000.00 pursuant to the terms of the Third Amended and Restated Limited Liability Company Agreement of the General Partner dated as of December 10, 2013. The independent, disinterested members of our Board approved this transaction.

In August 2020, we entered into a transaction with Delek Logistics whereby we exchanged our 2.0% economic general partner interest and incentive distribution rights in Delek Logistics for a non-economic general partner interest, $45 million in cash and 14,000,000 newly issued common limited partner units in Delek Logistics (the “IDR Elimination”). In connection with the IDR Elimination, we also repurchased the 5.0% and 0.2% interest in the General Partner held by Messrs. Yemin and Green, respectively, for aggregate cash consideration of $22,231,885 and $889,275.40, respectively, pursuant to letter agreements with each of them. The independent, disinterested members of our Board approved these transactions.

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AUDIT COMMITTEE REPORT

Overview

The Audit Committee is composed of non-employee directors who are independent and financially literate in accordance with the applicable requirements of the NYSE and the SEC. The Board has designated Mr. Sullivan as the Audit Committee Financial Expert under the guidelines of the SEC. In January 2020, the Audit Committee was comprised of Messrs. Sullivan (chair) and Zohar and Ms. Sutil. The Board appointed Messrs. Marcogliese and Wiessman to the Audit Committee in February 2020 and August 2020, respectively.

Responsibilities

Management is responsible for our system of internal controls and the overall financial reporting process. Our independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”), is responsible for performing an independent audit of our consolidated financial statements and on the effectiveness of our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), and to issue reports thereon. The Audit Committee is responsible for overseeing management’s conduct of the financial reporting process and systems of internal accounting and financial controls, as well as other responsibilities described under the “Committees of the Board of Directors” section in this Proxy Statement.

Activities in 2020

During 2020, the Audit Committee established meeting agendas in consultation with the Board and members of the Company’s management. The Audit Committee also, among other activities, performed the following:

•Reviewed and discussed with both management and Ernst & Young all earnings releases and annual and quarterly financial statements prior to their issuance. Such discussions included that each set of audited financial statements reviewed had been prepared in accordance with United States generally accepted accounting principles (“GAAP”), and reviewed significant accounting and disclosure matters with Ernst & Young.
•Discussed with Ernst & Young matters required to be discussed pursuant to PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the audited financial statements. The Audit Committee also discussed with Ernst & Young matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and an annual independence confirmation letter from Ernst & Young required by applicable requirements of the PCAOB for independent auditor communications with Audit Committees concerning independence. The Audit Committee also discussed and reviewed materials regarding Ernst & Young’s system of quality control.
•Met with the senior members of the Company’s financial management team at each regularly scheduled meeting including discussions regarding financial reporting developments, merger integration and other financial matters.
•Held private sessions at each regularly scheduled meeting with management, such as the Chief Executive Officer, the Chief Financial Officer, the head of Internal Audit Services, the General Counsel and Ernst & Young featuring candid discussions about financial reporting, internal controls, legal, compliance and other issues including the results of any “hotline” calls.
•Received reports at each regularly scheduled meeting on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, results of tests of controls, and management’s conclusions on the effectiveness of the Company’s internal controls over financial reporting.
•Approved the Company’s internal audit plan and reviewed quarterly the status of the internal audit plan, staffing, findings of internal audit activities, and performance of the internal audit function.
•Reviewed the Company’s financial forecast, cash flows, financing plans and debt compliance.

2020 Audited Financial Statements

Members of the Audit Committee rely, without independent verification, on the information and representations provided to them by management and on the communications made to them by Ernst & Young. Accordingly, the oversight provided by the Audit Committee should not be considered as providing an independent basis for determining that management has established and maintained appropriate internal control over financial reporting, that the financial statements have been prepared in accordance with GAAP, or that the audit of the Company’s financial statements by Ernst & Young has been carried out in accordance with PCAOB standards.

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The Audit Committee has reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. We have discussed the financial statements with management and Ernst & Young including discussions concerning the following:

•The reasonableness of significant accounting judgments and estimates,
•The clarity and completeness of disclosures in the financial statements,
•The quality, not just the acceptability, of the accounting principles,
•The auditor’s report on the effectiveness of internal control over financial reporting,
•The auditor’s report on the financial statements including Critical Audit Matters,
•Matters required to be reported to the Audit Committee by the independent registered public accounting firm under the rules of the PCAOB including receipt of a letter confirming the independence of Ernst & Young, and
•Management’s representations and certifications regarding the financial statements and internal control over financial reporting.

Taking all these reviews and discussions into account, the Audit Committee members whose names are listed below, recommended to the Board that it approve the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

Members of the Audit Committee
Gary M. Sullivan, Jr., Chair
Richard J. Marcogliese
Vicky Sutil
David Wiessman
Shlomo Zohar

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RELATIONSHIP WITH INDEPENDENT AUDITORS

Set forth below are the fees paid for the services of Ernst & Young:

	December 31,
	2020	2019
Audit fees (1)	$3,609,258	$4,077,161.00
Audit-related fees (2)	264,700	8,000
Tax fees	—	—
All other fees	—	—
Total	$3,873,958	$4,085,161

(1)	Audit fees include services related to the audits of the consolidated financial statements and internal controls over financial reporting, review of quarterly condensed consolidated financial statements and audit services provided in connection with acquisitions and dispositions, regulatory filings, and other transactions during the year. Fees and expenses are for services provided in connection with the audit of the fiscal year, regardless of when the fees and expenses were paid.
(2)	Audit-related fees consist of subscription services to access accounting and financial reporting research materials, and audits in connection with acquisitions and dispositions.
The Audit Committee has considered and determined that the provision of non-audit services by our independent registered public accounting firm is compatible with maintaining auditor independence.

Audit fees include services related to the audits of the consolidated financial statements and internal controls over financial reporting, review of quarterly condensed consolidated financial statements and audit services provided in connection with acquisitions and dispositions, regulatory filings, and other transactions during the year. Fees and expenses are for services provided in connection with the audit of the fiscal year, regardless of when the fees and expenses were paid.

Pre-Approval Policies and Procedures. In general, all engagements performed by our independent registered public accounting firm, whether for auditing or non-auditing services, must be pre-approved by the Audit Committee. During 2020, all of the services performed for us by Ernst & Young were pre-approved by the Audit Committee.

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PROPOSAL 3:    RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2021

The Audit Committee is responsible for the appointment, compensation (including final approval of audit and other fees), retention and oversight of the independent registered public accounting firm that audits our financial statements and our internal control over financial reporting. The Audit Committee has appointed Ernst & Young as the independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2021 including the audit of our internal control over financial reporting. Representatives of Ernst & Young are expected to be present at the Annual Meeting and will be offered the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

The Audit Committee annually reviews Ernst & Young’s independence and performance in deciding whether to retain Ernst & Young or engage an alternative independent auditor. As part of this review, the Audit Committee, among other factors, considers the following:

•Ernst & Young’s historical and recent performance including input from Audit Committee members, other independent directors and our management.
•Ernst & Young’s expertise and qualifications in serving as independent auditor for our different business operations.
•A review of Ernst & Young’s known legal risks and any significant legal or regulatory proceedings in which it is involved.
•Other information on audit quality and performance including recent PCAOB reports on Ernst & Young and its peer firms.
•Ernst & Young’s tenure as our independent auditor, periodic rotation of the lead partner and engagement quality review partner, and the benefits of continuity of members of the engagement team. Continuity provides institutional knowledge and experience in performing the audit of the Company.
•Ernst & Young’s conclusion that they are independent with respect to serving as our independent auditor.

In addition to Ernst & Young’s conclusion that they are independent, the Audit Committee believes that Ernst & Young is independent and that there are controls and processes that help ensure such independence including the following: (a) Audit Committee oversight of Ernst & Young includes at least four private meetings each year and an additional four private meetings with the Audit Committee Chair prior to each quarterly Audit Committee meeting; (b) Audit Committee interaction with and review of the industry and other qualifications of the lead partner and of the concurring partner including periodic rotation of such partners; (c) oversight of non-audit services that require preapproval by the Audit Committee precludes certain non-audit services and determines that Ernst & Young is an appropriate service provider; (d) discussions with Ernst & Young regarding their internal system of quality control including the firm’s internal quality reviews and procedures for maintaining independence with regard to audit clients; and (e) the overall regulatory framework and regulations and requirements of the PCAOB and the SEC that Ernst & Young is subject to as an independent registered public accounting firm.

We are asking you to ratify the selection of Ernst & Young as our independent registered public accounting firm for the 2021 fiscal year. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Ernst & Young to our stockholders for ratification because we value your views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting will be required to ratify the selection of Ernst & Young as our independent registered public accounting firm for the 2021 fiscal year. Abstentions will have no effect on the outcome of the vote because an abstention does not count as a vote cast. Proposal 3 for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal.

The Board of Directors recommends a vote “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm.

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PROPOSAL 4:    TO APPROVE AN AMENDMENT TO OUR 2016 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER

In 2016, the Board adopted and our stockholders approved the 2016 Plan. The 2016 Plan initially authorized the issuance of up to 4,400,000 shares of Common Stock. In 2018, our stockholders approved an amendment to the 2016 Plan authorizing the issuance of an additional 4,500,000 shares of Common Stock. In 2020, our stockholders approved an amendment to the 2016 Plan authorizing the issuance of an additional 2,120,000 shares of Common Stock. At the Annual Meeting, we are seeking stockholder approval in order to further amend the 2016 Plan to increase the number of shares of our common stock available for issuance thereunder by 3,215,000 shares and remove certain share recycling provisions as described below. Capitalized terms used in this Proposal 4 but not defined herein shall have the meaning ascribed to such terms in the 2016 Plan.

Purpose of the Plan and Reasons for the Proposed Amendment

We are seeking stockholder approval of an amendment to increase the number of shares of Common Stock issuable pursuant to the 2016 Plan by 3,215,000 shares and remove certain share recycling provisions as described below. As of December 31, 2020, there were approximately 2,900,000 shares remaining available for issuance under the 2016 Plan. In determining to propose this increase in shares, the Board has taken into consideration that the proposed increase would represent only a small percentage of the total shares of Common Stock outstanding and the desirability and importance of being able to continue to grant awards that are comparable to those of our peer companies.

Currently, shares covered by the unexercised portion of an award that terminates, expires or is canceled or settled in cash, shares forfeited or repurchased under the 2016 Plan and shares withheld or surrendered in order to satisfy the exercise price of an option or the tax withholding obligations associated with the exercise, vesting or settlement of an award again become available for issuance under the 2016 Plan, on the same basis as such shares counted against the overall number of shares available for grant. Additionally, only the net number of shares of Common Stock issued in settlement of a SAR or net settlement of a Stock Option count against the 2016 Plan’s overall share limit.

The amendment would remove some of these share recycling provisions. Specifically, shares withheld or surrendered in order to satisfy the exercise price of an option or the tax withholding obligations associated with the exercise, vesting or settlement of an option or SAR award will no longer become available for issuance under the 2016 Plan. Furthermore, the number of shares that count against the 2016 Plan’s overall share limit will no longer be adjusted to the net number of shares of Common Stock issued in settlement of a SAR or net settlement of a Stock Option. Only shares covered by the unexercised portion of an award that terminates, expires or is canceled or settled in cash, and shares forfeited or repurchased under the 2016 Plan, will again become available for issuance under the 2016 Plan, in each case on the same basis as such shares counted against the overall number of shares available for grant.

The 2016 Plan is designed to attract and retain nonemployee directors, employees and consultants and reward them for making contributions to the success of the Company and its subsidiaries. These objectives are to be accomplished by making awards under the 2016 Plan and thereby providing Participants with a proprietary interest in the growth and performance of the Company. Stockholder approval of this proposal will enable us to continue to grant equity awards to our employees, non-employee directors and consultants at levels determined by the Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving our business objectives and thereby creating greater value for our stockholders. In addition to the crucial role we believe such grants play in attracting and retaining talented individuals, we believe that the equity compensation granted under the 2016 Plan also serves the important function of aligning the interests of Participants with our other stockholders and focusing such Participants on the long-term growth of the Company.

The terms of the 2016 Plan are summarized below, and the full text of the 2016 Plan is set forth as Exhibit 99.1 to our Registration Statement on Form S-8 filed with the SEC on June 1, 2016. The full text of the proposed amendment to the 2016 Plan is set forth as Appendix A to this Proxy Statement. It is intended that awards under the 2016 Plan will comply with or are exempt from Section 409(a) of the Internal Revenue Code of 1986, as amended (the “Code”). It is further intended that any incentive stock options awarded under the 2016 Plan will comply with Section 422 of the Code.

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Summary of the 2016 Plan

Eligibility
Our employees, non-employee directors and consultants are eligible to receive awards under the 2016 Plan at the discretion of the Board or its designated committee. As of December 31, 2020, we had five executive officers, approximately 1,286 employees and seven non-employee directors eligible to receive awards under the 2016 Plan.

Administration and Authority
The 2016 Plan as it affects Employee Awards and Consultant Awards is administered by a committee designated by the Board to administer the 2016 Plan, currently the Compensation Committee (the “Committee”). The Committee has authority to, among other things:

•Interpret the 2016 Plan and adopt the rules, regulations and guidelines it deems necessary to carry out the 2016 Plan pursuant to its terms;
•Determine the exercise price of awards and the dates on which they become exercisable;
•Provide for the extension of the exercisability of an Employee Award or Consultant Award;
•Accelerate the vesting or exercisability of an Employee Award or Consultant Award;
•Eliminate or make less restrictive any restrictions applicable to an Employee Award or Consultant Award;
•Waive any restriction or other provision of the 2016 Plan applicable to an Employee Award or Consultant Award or otherwise amend or modify an Employee Award or Consultant Award, subject to limitations; and
•Correct any defect, supply any reconciliation or reconcile any inconsistency in the 2016 Plan or applicable Award in the manner and to the extent the Committee deems necessary or desirable to further the purposes of the 2016 Plan.

The Board has the same power, duties and authority to administer the 2016 Plan with respect to Director Awards as the Committee has with respect to Employee Awards and Consultant Awards, and in the discussion that follows, references to the “Committee” shall mean the Board with respect to Director Awards. Plan-related functions may be delegated by the Board or by the Committee, subject to the requirements of applicable law.

Shares Available Under the 2016 Plan
Awards settled in shares other than through stock options or SARs (such as restricted stock and RSUs) are counted against the 2016 Plan’s overall share limit as 2.28 shares for each share subject to such award. Stock options and SARs count against the overall share limit as one share. The shares reserved under the 2016 Plan are subject to adjustment to reflect certain transactions and events specified in the 2016 Plan. Shares covered by the unexercised portion of an award that terminates, expires or is canceled or settled in cash, and shares forfeited or repurchased under the 2016 Plan will again become available for issuance under the 2016 Plan, on the same basis as such shares counted against the overall number of shares available for grant. Additionally, only the net number of shares of Common Stock issued in settlement of a SAR or net settlement of a Stock Option count against the 2016 Plan’s overall share limit. Shares withheld or surrendered in order to satisfy the exercise price of an option or the tax withholding obligations associated with the exercise, vesting or settlement of an award will not become available for issuance under the 2016 Plan if the amendment being presented to stockholders at the Annual Meeting is approved. Furthermore, the number of shares that count against the 2016 Plan’s overall share limit will no longer be adjusted to the net number of shares of Common Stock issued in settlement of a SAR or net settlement of a Stock Option if the amendment being presented to stockholders at the Annual Meeting is approved.

Awards
At the discretion of the Committee, participants may be granted awards under the 2016 Plan in the form of options to purchase shares of Common Stock, SARs, restricted stock awards, RSU awards and other forms of stock-based awards.

Stock Options. A stock option is a right to purchase shares of our Common Stock at a price fixed on the grant date, subject to vesting and other restrictions and conditions as determined by the Committee. Options granted under the 2016 Plan may be “incentive stock options” (“ISOs”) or non-qualified stock options under the Code, depending upon the terms of the options and their designation by the Committee. The option exercise price per share may not be less than the fair market value per share of our Common Stock on the option grant date. The exercise price of any stock option must be paid in full at or before the time the stock is delivered to the optionee. The price may be paid in cash or, if permitted by the Committee and elected by the optionee, by means of tendering (either by actual delivery or by attestation) previously owned shares of Common Stock or shares issued pursuant to an award under the 2016 Plan. No dividends or dividend equivalents will be paid with respect to any stock options. No option may be exercisable after the tenth anniversary of the option grant date.

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SARs. A stock appreciation right, or SAR, entitles a participant to receive upon exercise a payment equal to the difference between the base price of the SAR and the market price of our Common Stock on the date of exercise. The settlement of a SAR may be in the form of cash, shares, or a combination of cash and shares. A SAR may be granted to the holder of a stock option with respect to all or a portion of the shares of Common Stock subject to such stock option (a “tandem” SAR) or may be granted separately. The holder of a tandem SAR may elect to exercise either the stock option or the SAR, but not both. The base price of a SAR may not be less than the fair market value of our Common Stock on the grant date. No dividends or dividend equivalents will be paid with respect to any stock options. No SARs may be exercised after the tenth anniversary of the grant date. SARs are generally less dilutive than stock options because the SAR holder is not entitled to purchase the underlying shares. While a stock option holder typically realizes the appreciation in stock value by purchasing each underlying share at the fixed price and selling each underlying share at the market price, a SAR holder realizes the same appreciation without purchasing the underlying shares. As a result, a SAR is typically settled by issuing a quantity of shares that is significantly less than the quantity of shares covered by the SAR. We believe the anti-dilutive nature of SARs make them an attractive alternative to stock options. Also, unlike stock options, we can reserve the right to settle SARs in cash.

Restricted Stock. Restricted stock is Common Stock that is issued subject to transfer restrictions and vesting, forfeiture and other conditions, as determined by the Committee. Shares of restricted stock generally vest upon satisfaction of specified performance conditions established by the Committee and/or the participant’s continuing employment or other service for a specified period of time. Unless otherwise determined by the Committee, the holder of a restricted stock award is entitled to vote the shares of restricted stock covered by the award and to receive the dividends paid on the shares (which may also be subject to vesting and other conditions). To date, we have not granted any restricted stock awards under the 2016 Plan.

RSUs. An RSU award consists of the right to receive shares of our Common Stock in the future, subject to vesting, forfeiture and other conditions, as determined by the Committee. An RSU will generally vest upon satisfaction of specified performance conditions established by the Committee and/or the participant’s continuing employment or other service for a specified period of time. The holder of an RSU has no rights as a stockholder with respect to the underlying shares unless and until the award vests and the award is settled in shares. However, the Committee may provide for the payment of dividend equivalents in the form of cash or shares in an amount equal to the dividends that would have been payable if the shares were outstanding (which may also be subject to vesting and other conditions). RSUs have been our preferred form of full value award since the adoption of the 2016 Plan.

Other Stock-Based Awards. The Committee may grant other forms of awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our Common Stock. These awards may include, for example, stock bonuses, dividend equivalents (either alone or in conjunction with other awards), convertible or exchangeable debt securities, and other rights convertible or exchangeable into shares.

Cash Awards. The 2016 Plan also provides for the granting of cash awards to employees, consultants and non-employee directors. The terms, conditions and limitations applicable to any cash awards granted pursuant to the 2016 Plan will be determined by the Committee.

Performance Awards. Under the 2016 Plan, we are permitted to condition the grant, exercise, vesting or settlement of equity-based awards and the grant, vesting or payment of annual and long-term cash incentive awards on the achievement of specified performance goals. The applicable performance period for measuring achievement of specified performance goals may be any period designated by the Committee. A performance goal established in connection with an award must be (1) objective, so that a third party having knowledge of the relevant facts could determine whether the goal is met, (2) prescribed in writing by the Committee before the beginning of the applicable performance period or at such later date when fulfillment is substantially uncertain, but not later than 90 days after the commencement of the performance period and in any event before completion of 25% of the performance period, and (3) based on business criteria such as total revenue, operating income, and cash flow, among other things.

Performance goals may be applied to a participant, one or more business units, divisions or geographic regions of the Company, the Company as a whole, or by comparison to a peer group of companies, and will include one or more of the following:

•total revenue or any key component thereof;
•operating income, pre-tax or after-tax income from continuing operations; earnings before interest, taxes and amortization (i.e., EBITA); earnings before interest, taxes, depreciation and amortization (i.e., EBITDA); or net income;
•cash flow (including, without limitation, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital);
•earnings per share or earnings per share from continuing operations (basic or diluted);
•return on capital employed, return on invested capital, return on assets or net assets;
•after-tax return on stockholders’ equity;
•economic value created;

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•operating margins or operating expenses;
•value of the Common Stock or total return to stockholders;
•value of an investment in the Common Stock assuming the reinvestment of dividends;
•strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, geographic business expansion goals, cost targets, environmental goals, safety goals, asset utilization goals, ethics and compliance goals, management of employment practices and employee benefits, supervision of litigation, information technology goals, or goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures.

Performance goals need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses. The Committee may provide that any such performance award may include or exclude any of the following events that occurs during a performance period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary items and/or nonrecurring, unusual or special items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders, Form 10-K or Form 10-Q for the applicable period, (f) acquisitions or divestitures, (g) foreign exchange gains and losses, and (h) hedging activities.

Award Limitations
Employee Awards. Under the 2016 Plan, no employee may be granted, during any calendar year: (a) stock options and/or SARs covering more than 2,500,000 shares of Common Stock; (b) stock awards covering more than 1,000,000 shares of Common Stock; or (c) cash awards (including performance awards) in respect of any calendar year having a value determined on the grant date in excess of $5,000,000.

Nonemployee Director Awards. The aggregate grant value of awards to any individual nonemployee director may not exceed $500,000 in any calendar year. For a description of the equity awards we have made and expect to make to our nonemployee directors, please see the narrative discussion under the caption “Director Compensation” in this Proxy Statement.

Deferred Payment
At the discretion of the Committee, amounts payable in respect of awards granted under the 2016 Plan may be deferred. Any deferred payment may be forfeited if and to the extent that the terms of the applicable award so provide.

Timing and Pricing of Equity Awards
Our practice under the 2016 Plan has been to make initial grants of equity awards quarterly to newly-hired eligible employees and annual grants of equity awards to existing employees, usually in March and June of each year. The initial equity awards are designed to assist in recruitment and retention, and the annual grants of equity awards are designed to assist in retention. All equity awards provide participants with a stake in our performance and are intended to align the interests of our directors, employees and stockholders by providing a direct incentive for directors and employees to focus on stockholder value and regulatory compliance.

Equity awards under the 2016 Plan are subject to exercise or base prices equal to (or greater than) the fair market value of our Common Stock on the grant date. We define the fair market value of our Common Stock as the NYSE closing price on the date of the grant, or the last previous NYSE closing price if the grant date occurs on a day when the NYSE is not open for trading.

We intend to continue our practices with respect to the timing and pricing of equity awards under the 2016 Plan with respect to participants, including our NEOs. The Committee does not currently consider gains or losses from prior equity awards in setting other elements of compensation.

Minimum Vesting
All awards of options and SARs under the 2016 Plan must have a minimum vesting period of one year from the grant date, except that up to 5% of the shares authorized for grant pursuant to the 2016 Plan may be used for awards of options and SARs that have a vesting period of less than one year.

Change in Control
The 2016 Plan includes a double-trigger acceleration and vesting provision. Upon the occurrence of a change in control (as defined in the 2016 Plan), outstanding awards will be adjusted or substituted in accordance with the terms of the 2016 Plan. If the participant does not receive a replacement award with respect to any outstanding award as of the change in control, then each such outstanding award will become fully vested and, if applicable, exercisable and any restrictions applicable to such award will lapse. For awards subject to

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performance goals, payout at a change in control will be based upon the greater of (i) a pro rata portion of the amount payable based upon “target” performance under the applicable performance goals or (ii) the amount payable based on actual performance level had the performance period ended on the date of the change in control. If a participant terminates his or her employment for Good Reason (as defined in the 2016 Plan), the participant is involuntarily terminated for reasons other than for cause, or the participant’s employment terminates due to the participant’s death or disability during the two-year period commencing on the date of a change in control, then (A) all replacement awards held by the participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (B) all stock options held by the participant immediately before such termination of employment that the participant also held as of the date of the change in control or that constitute replacement awards will remain exercisable for not less than two years following such termination of employment or until the expiration of the stated term of such stock option, whichever period is shorter (provided, however, that if the applicable award agreement provides for a longer period of exercisability, that provision will control).

Adjustments, Amendment and Termination
The 2016 Plan provides for appropriate adjustments in the number of shares of our Common Stock subject to awards and available for future awards, as well as the employee award limitations under the 2016 Plan, in the event of changes in our outstanding Common Stock by reason of a merger, stock split or certain other events. The Board may amend, modify, suspend, or terminate the 2016 Plan at any time for the purpose of addressing changes in legal requirements or for other purposes permitted by law. However, no amendment will be effective prior to approval by our stockholders if such approval is required by law or the requirements of the stock exchange on which the Common Stock is listed. Furthermore, stock options and SARs issued under the 2016 Plan will not be repriced without the prior approval of our stockholders.

Transferability
No award or any other benefit under this Plan shall be assignable or otherwise transferable except by will, by beneficiary designation or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

Clawback
Awards are subject to clawback to the extent required by law or any applicable securities exchange listing standards, or as otherwise determined by the Committee.

Stock Ownership Requirements
Executive officers and non-employee directors are subject to stock ownership and retention guidelines as described above under “Compensation Discussion and Analysis - Stock Ownership Guidelines.”

Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2016 Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.

Stock Options. The grant of a stock option is not a taxable event. In general, a participant who receives an option that does not qualify as an ISO under Section 422 of the Code will realize ordinary income at the time the option is exercised equal to the difference between the then value of the shares acquired by the exercise of the option over the option exercise price paid for the shares, and we will be entitled to a corresponding deduction, subject to the potentially applicable deduction limitations under Section 162(m) of the Code. The participant’s tax basis for the shares will be equal to the value of the shares on the date ordinary income is realized and the participant’s tax holding period for the shares will begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant’s holding period begins. If a participant receives a stock option that qualifies as an ISO under Section 422 of the Code, the participant will not realize income at the time the option is exercised (although the difference between the value of the shares and the exercise price will be taken into account as income for alternative income tax purposes), but will realize taxable income when the option shares are subsequently sold. If the participant sells the option shares more than two years after the date the option is granted and more than one year after the date the option is exercised, any gain or loss realized on the sale will be long-term capital gain or loss, and we will not be entitled to a deduction. If the participant sells the option shares before the end of either of those periods, any gain realized on the sale will be taxable as ordinary income to the extent of the difference between the value of the shares on the date the option was exercised and the exercise price paid for the shares, and any remaining gain will be

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capital gain. In general, we will be entitled to a deduction only if and to the extent ordinary income is realized by the participant upon the sale of the option shares, subject to the potentially applicable deduction limitations under Section 162(m) of the Code.

SARs. The grant of a SAR will not result in any immediate tax consequence to us or to the participant. Generally, the participant will realize ordinary income upon the exercise of a SAR, equal to the value of the shares or the cash payment issued or made in settlement of the award, and we will be entitled to a corresponding deduction, subject to the potentially applicable deduction limitations under Section 162(m) of the Code.

Restricted Stock, RSUs and Other Stock Settled Awards. In general, a participant who receives restricted stock, RSUs or other stock settled awards under the 2016 Plan will realize ordinary income at the time the award becomes vested or the participant receives vested shares in settlement of the award in an amount equal to the then fair market value of the shares, and we will be entitled to a corresponding deduction (subject to the potentially applicable deduction limitations under Section 162(m) of the Code). The participant’s tax basis in the shares will generally be equal to the value of the shares on the date that ordinary income is realized, and the participant’s tax holding period for the shares will generally begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant’s holding period begins.

Change in Control. The acceleration of the exercisability or the vesting of a grant or award upon the occurrence of a change in control may result in an “excess parachute payment” within the meaning of Section 280G of the Code. A “parachute payment” occurs when an employee receives payments contingent upon a change in control that exceed an amount equal to three times his or her “base amount.” The term “base amount” generally means the average annual compensation paid to such employee during the five-year period preceding the change in control. An “excess parachute payment” is the excess of all parachute payments made to the employee on account of a change in control over the employee’s base amount. If any amount received by an employee is characterized as an excess parachute payment, the employee is subject to a 20% excise tax on the amount of the excess, and we are denied a deduction with respect to such excess payment.

Section 162(m) of the Code. In general, a U.S. federal income tax deduction is allowed to the Company in an amount equal to the ordinary taxable income recognized by a participant with respect to awards granted under the 2016 Plan. However, Section 162(m) of the Code generally provides that the Company may not deduct compensation of more than $1,000,000 that is paid to covered employees in any taxable year. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, there is no longer any exception to the Section 162(m) limitation for qualified performance-based compensation other than for certain outstanding awards that were in effect on November 2, 2017 and not subsequently materially modified (“grandfathered amounts”). For periods after 2017, without the performance-based compensation exception, it is expected that any compensation deductions (other than grandfathered amounts) for any individual who is our CEO, CFO or one of our other three most highly compensated executive officers in 2017 or any later year will be subject to a $1 million annual deduction limitation. Although the deductibility of compensation is a consideration evaluated by the Committee, the Committee believes that the lost deduction on compensation payable in excess of $1 million for each NEO is not material relative to the benefit of being able to attract and retain talented management. Accordingly, the Committee will continue to retain the discretion to pay compensation that is in excess of the $1 million deductibility limit, including compensation in the form of awards under the 2016 Plan.

Tax Withholding
The Company or its designated third party administrator has the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares under the 2016 Plan, an appropriate amount of cash, number of shares, or combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all withholding obligations, provided that the amount withheld cannot exceed the required minimum withholding taxes.

Section 409A
The grant by the Board of other stock-based awards may have varying tax consequences to award recipients. Grants made pursuant to the 2016 Plan may be subject to Code Section 409A, and plan administration may have to conform to Code Section 409A. Failure to comply with Code Section 409A, if applicable, will result in acceleration of income and imposition of penalties and interest to award recipients.

New Plan Benefits
Awards granted under the 2016 Plan will be subject to the Committee’s discretion, subject to the terms of the 2016 Plan, and the Committee has not determined future awards or who might receive them. As a result, the benefits that will be awarded under the 2016 Plan are not currently determinable.

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During the fiscal year ended December 31, 2020, we granted awards under the 2016 Plan to our employees (including our NEOs) and nonemployee directors as reflected in the 2020 Grants of Plan Based Awards Table and the 2020 Director Compensation Table, respectively, in this Proxy Statement.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting will be required to approve the amendment to the 2016 Plan. Abstentions will have no effect on the outcome of the vote because an abstention does not count as a vote cast. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.

The Board of Directors recommends a vote “FOR” the amendment of the 2016 Plan to increase the number of shares available for issuance thereunder.

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Equity Compensation Plan Information

As of December 31, 2020 there were 2,739,420 shares available for issuance under the 2016 Plan.

The following table provides information as of December 31, 2020, regarding all compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,834,824 (1)	29.67 (2)	4,122,926 (1)(3)
Equity compensation plans not approved by security holders	—	—	—
TOTAL	1,834,824	$29.67	4,122,926

(1)
At December 31, 2020, 2,452,105 SARs outstanding under our 2006 Plan, the 2016 Plan and the Alon 2005 Long-Term Incentive Plan (the “Plans”) were at base prices above the $16.07 fair market value of our Common Stock on that date. For purposes of column (a), we included the number of shares that would have been issued to settle all outstanding SARs at December 31, 2020, calculated to be 5,049, which is determined based on the difference between the exercise price of the SAR and the market price of our Common Stock at December 31, 2020. The number of shares that have been excluded from column (c) totaled 4,299 and related to the assumed exercise of SARs as of December 31, 2020 under the 2016 Plan and the Alon 2005 Long-Term Incentive Plan, as column (c) excludes the 2006 Plan (as we are no longer issuing awards under that Plan). If Proposal 4 approving additional shares for the 2016 Plan is approved, we will no longer be issuing awards under the Alon 2005 Long-Term Incentive Plan.

(2)	At December 31, 2020, 2,490,480 SARs/options were outstanding under the Plans at a weighted average exercise price of $34.16.
(3)
Consists of the number of securities available for future issuance under the 2016 Plan (2.7 million shares as of December 31, 2020) and the Alon 2005 Long-Term Incentive Plan (1.4 million shares as of December 31, 2020). If Proposal 4 approving additional shares for the 2016 Plan is approved, we will no longer be issuing awards under the Alon 2005 Long-Term Incentive Plan.

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Burn Rate Information

The following table sets forth information regarding historical awards granted for the 2018 through 2020 fiscal years, and the corresponding rate of share usage, or burn rate, which is defined as the number of shares subject to certain equity-based awards granted in a year divided by the weighted average common shares outstanding for that year, for each of the last three fiscal years. This table does not include transaction-related shares issued in connection with the Company’s merger with Alon USA Energy, Inc. in 2017 (the “Delek/Alon Merger”).

	2020	2019	2018
Full Value Awards Granted (1)	1,544,309	662,146	440,896
Applicable ISS Multiplier	2.00	2.00	2.00
Total Adjusted Full Value Awards Granted (1)	3,088,618	1,324,292	881,792
SARs Granted	17,000	593,500	1,342,400
Total Awards Granted (1)	3,150,618	1,917,792	2,224,192
Weighted Average Common Shares Outstanding During the Fiscal Year	73,598,389	75,853,187	82,797,110
Annual Burn Rate	4.22%	2.53%	2.69%
Three-Year Average Burn Rate		3.14%

(1)
Excludes 1,466,000 SARs granted under the Alon 2005 Long-Term Incentive Plan as a result of the Delek/Alon Merger. If Proposal 4 approving additional shares for the 2016 Plan is approved, we will no longer be issuing awards under the Alon 2005 Long-Term Incentive Plan.

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PROPOSAL 5:    TO APPROVE OUR EMPLOYEE STOCK PURCHASE PLAN

Our Board of Directors has recommended for the approval of our stockholders the Delek US Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”). If the ESPP is approved by our stockholders, the Company will be authorized to provide eligible employees with an opportunity to purchase shares of our common stock at a discount to the market price and to pay for such purchases through payroll deductions in accordance with the ESPP’s terms. A copy of the ESPP is attached to this Proxy Statement as Appendix B.

Purpose of the ESPP and Reasons for the Approval of the ESPP Proposal

The purpose of the ESPP is to provide employees of the Company and its designated subsidiaries (whether now existing or subsequently established) with the ability to acquire shares of our common stock at a discount to the market price and to pay for such purchases through payroll deductions or other approved contributions. We believe that the ESPP will be important in helping to attract and retain employees.

The ESPP, and the right of participants to make purchases thereunder, is intended to meet the requirements of an employee stock purchase plan as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). Stockholder approval of the ESPP is necessary in order to satisfy the requirements under Code Section 423.

If the ESPP is not approved by our stockholders, the ESPP will not become effective and we will not be able to provide employees with an opportunity to purchase our common stock at a discount. We believe our ability to recruit, retain and incentivize top talent may be adversely affected if the ESPP is not approved.

Summary of the ESPP’s Material Terms and Features

The following summary of the principal provisions of the ESPP is qualified in its entirety by reference to the full text of the ESPP. A copy of the ESPP is attached as Appendix B to this Proxy Statement. To the extent there is a conflict between this summary and the ESPP, the terms of the ESPP will govern.

Administration
The Compensation Committee of our Board (the “Committee”) is authorized to administer the ESPP. The Committee has full authority to adopt rules and procedures to administer the ESPP, interpret the provisions of the ESPP, determine the terms and conditions of offerings under the ESPP, designate which of our subsidiaries may participate in the ESPP, and to take steps to permit employees of foreign subsidiaries to participate in the ESPP on a basis intended to achieve tax, securities law or other compliance objectives in locations outside of the United States. All costs and expenses incurred for ESPP administration are paid by us.

Securities Subject to the ESPP
Up to 2,000,000 shares of our common stock may be purchased by participants under the ESPP. Any shares issued under the ESPP will reduce, on a one-for-one basis, the number of shares available for subsequent issuance under the ESPP. In the event of any change to our outstanding common stock, such as a recapitalization, stock dividend, stock split or similar event, appropriate adjustments will be made to the number and class of shares available under the ESPP, the limit on the number of shares that a participant may purchase during any purchase period, and the number, class and purchase price of shares subject to purchase under any pending offering.

Eligibility and Participation
With certain narrow exceptions, any individual employed by our company or any participating subsidiary is eligible to participate in the ESPP. However, no employee who owns, or immediately after a grant under the ESPP will own, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or the stock of any of our subsidiaries may participate in the ESPP. The Committee may, consistent with the requirements of Section 423, impose additional eligibility requirements for individual offerings under the ESPP. As of December 31, 2020, we estimate that approximately 3,244 employees, including five of our executive officers, were eligible to participate in the ESPP.

Eligible employees may enroll in the ESPP during an enrollment period prior to the purchase period determined by the Committee and will begin participating at the start of the purchase period.

Purchase Periods and Purchase Dates
Shares of common stock will be offered under the ESPP through a series of offerings, each of which consists of a single purchase period of three months, or such other duration (up to 27 months) as the Committee may prescribe. If our stockholders approve this proposal, we

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expect that our shares will be offered under the ESPP through a series of successive three-month purchase periods that are expected to commence on October 1, 2021, and on January 1st, April 1st, July 1st, and October 1st of each calendar year thereafter. Purchases under the ESPP are expected to occur on the last trading day of each purchase period.

Purchase Price
Unless a different purchase price is established by the Committee, the purchase price of each share of our common stock sold pursuant to the ESPP will be the lesser of (i) 90% of the fair market value of a share of our common stock on the offering date of the applicable purchase period, or (ii) 90% of the fair market value of a share of our common stock on the purchase date of the applicable purchase period. In no event will the purchase price be less than the par value of our common stock.

The fair market value of a share of our common stock on any relevant date under the ESPP will be deemed to be equal to the closing sale price per share on the New York Stock Exchange on the last preceding day on which any sale shall have been made. The closing sale price of our common stock on the New York Stock Exchange on March 18, 2021 was $21.87 per share.

Payroll Deductions and Stock Purchases
Each participant may elect to have a percentage of eligible compensation between 1% and 10% withheld as a payroll deduction per pay period. The accumulated deductions will automatically be applied on each purchase date (the last trading day of a purchase period) to the purchase of shares of our common stock at the purchase price in effect for that purchase date. For purposes of the ESPP, eligible compensation generally includes wages, salary, annual bonuses, and commissions before deductions for any salary deferral contributions made to any qualified or non-qualified deferred compensation plan, and certain additional benefits such as vacation pay but excludes certain other additional benefits such as imputed income arising under any group insurance or benefit program and income received in connection with equity-based compensation.

Special Limitations
The ESPP imposes certain limitations upon a participant’s right to purchase our common stock under the ESPP, including the following:

•A participant may not be granted rights to purchase more than $25,000 worth of our common stock (valued at the time each purchase right is granted) for each calendar year in which such purchase rights are outstanding.
•No participant may purchase more than 2,500 shares of our common stock (or such other number of shares as the Committee may designate for a specific offering) on any one purchase date.

Changing Contribution Amounts; Withdrawal from ESPP
During each offering period, a participant may increase or decrease the amount of his or her payroll deduction contributions, provided, however, a participant may only increase or decrease such amount once per offering period and any such notice must be given 15 days before the purchase date. A participant may withdraw from the ESPP by complying with the rules set by the Committee. Provided a participant withdraws from the ESPP at least 15 days before the next purchase date, the participant’s accumulated (but not yet invested) contributions to the ESPP will be refunded.

Termination of Employment
Upon termination of a participant’s employment, or a change in the participant’s employment status following which the participant is no longer an eligible employee, which in either case occurs at least 30 days before the purchase date, the participant will be deemed to have withdrawn from the plan. If the participant’s termination of employment or change in status occurs within thirty days before a purchase date, the accumulated payroll deductions shall be used to purchase shares on the purchase date.

Stockholder Rights
No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights under the ESPP until the shares are actually purchased on the participant’s behalf through the ESPP and issued and delivered.

Transferability of Purchase Rights
No purchase rights under the ESPP will be assignable or transferable by the participant, except by will or the laws of inheritance following a participant’s death as specified in the ESPP.

Withdrawal of Shares
The Committee may require that shares purchased under the ESPP be deposited directly into an account established in the name of the participant with an agent designated by us and may require that such shares be retained with such agent for a specified period of time.

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Corporate Transactions
If the Company is acquired by merger, consolidation or other reorganization, or sells all or substantially all its assets, each right to acquire shares on any purchase date scheduled to occur after the date of the consummation of the transaction shall be continued or assumed or an equivalent right shall be substituted by the surviving or successor corporation or its parent or subsidiary. If those rights are not continued, assumed or substituted, then our Board may shorten the purchase period then in progress by setting a new purchase date to occur prior to the transaction.

Share Proration
Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular purchase date exceed the number of shares remaining available for issuance under the ESPP at that time, the Committee shall make to each participant a pro rata allocation, in an equitable manner, of the available shares.

Amendment and Termination
The Committee may, in its sole discretion and in accordance with applicable law, amend, suspend, or terminate the ESPP at any time and for any reason. Unless terminated earlier, the ESPP shall have a term of ten years.

U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to the Company and to participants subject to U.S. taxation with respect to participation in the ESPP. This summary assumes the ESPP qualifies as an “employee stock purchase plan” within the meaning of Code Section 423, is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Under a qualified Code Section 423 arrangement, no taxable income will be recognized by a participant, and no deductions will be allowed to the company, upon either the grant or the exercise of purchase rights under the ESPP. Taxable income will not be recognized until either there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

If a participant sells or otherwise disposes of the purchased shares within two years after the first day of the purchase period in which such shares were acquired, or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing market price of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.

If a participant sells or otherwise disposes of the purchased shares more than two years after the first day of the purchase period in which the shares were acquired and more than one year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the selling price of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 90% of the closing market price of the shares on the first day of the purchase period in which the shares were acquired (or such purchase price discount provided by the Committee for the purchase period, not to exceed 85%). Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

If a participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lower of (i) the amount by which the closing market price of the shares on the date of death exceeds the purchase price or (ii) 90% of the closing market price of the shares on the first day of the purchase period in which those shares were acquired (or such purchase price discount provided by the Committee for the purchase period, not to exceed 85%).

ESPP Benefits
The benefits to be received by our officers and employees under the ESPP are not determinable because the amounts of future purchases by participants are based on elective participant contributions.

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Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting will be required to approve the ESPP. Abstentions will have no effect on the outcome of the vote because an abstention does not count as a vote cast. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.

The Board of Directors recommends a vote “FOR” the adoption of the ESPP.

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OTHER PROXY INFORMATION

Information About the Annual Meeting and Voting
Cost of Solicitation of Proxies
We will bear all costs and expenses relating to the solicitation of proxies for the Company, including the costs of preparing, printing and mailing to stockholders this Proxy Statement and accompanying materials. We have engaged MacKenzie to solicit proxies for an estimated fee of up to $650,000 plus reimbursement for out-of-pocket costs. MacKenzie estimates that approximately 25 of its employees will assist in the Company’s proxy solicitation. In addition, directors, certain officers, certain employees or other agents of Delek may solicit proxies in person, by telephone, telefax, personal calls, or other electronic means. Delek will request banks, brokers, custodians and other nominees in whose names shares are registered to furnish to the beneficial owners of Delek’s Common Stock this Proxy Statement and the WHITE proxy card, and any other materials related to the Annual Meeting, including, copies of our 2020 Annual Report, and, upon request, the Company will reimburse such registered holders for their out-of-pocket and reasonable expenses in connection therewith. Our aggregate expenses in connection with our solicitation of proxies, excluding salaries and wages of our officers and regular employees, are expected to aggregate to approximately $6,680,000, of which approximately $490,000 has been spent to date.
Proxies
Shares of Common Stock that are entitled to be voted at the Annual Meeting and are represented by properly executed proxies will be voted in accordance with the instructions on those proxies. You may vote by proxy or in person at the Annual Meeting. You are encouraged to read the Proxy Statement and vote your shares as soon as possible to ensure that your shares are represented and voted at the Annual Meeting. If you hold your shares as a record holder, you may vote your shares by proxy via the phone or the Internet by following the instructions provided on the enclosed WHITE proxy card or by completing, signing, dating and returning your WHITE proxy card in the postage-paid envelope provided. If you hold your shares through your broker or other custodian, please follow the instructions you received from the holder of record to vote your shares.
Many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instructions forms for each of those accounts. If you receive more than one WHITE proxy card, your shares are registered in more than one name or are registered in different accounts. Please sign, date and return or otherwise submit your proxy with respect to each WHITE proxy card to ensure that all of your shares are voted.
Additionally, please note that CVR Energy has nominated three (3) nominees for election as directors at the Annual Meeting. You may receive proxy solicitation materials from CVR Energy, including an opposition proxy statement and a GOLD proxy card. The Board of Directors unanimously recommends that you disregard and do NOT return any GOLD proxy card you receive from CVR Energy.

If no instructions are indicated, shares on a properly executed proxy will be voted:

•FOR ALL the eight (8) director nominees identified in this Proxy Statement and on the WHITE proxy card;
•FOR the non-binding resolution to approve the compensation of our named executive officers;
•FOR the ratification of the appointment of Ernst & Young to serve as our independent registered public accounting firm for the year ending December 31, 2021;
•FOR the approval of an amendment to our 2016 Long-Term Incentive Plan to increase the number of shares available for issuance thereunder; and
•FOR the approval of our Employee Stock Purchase Plan.

In respect of any other matters that may properly come before the Annual Meeting, shares represented by properly executed proxies may be voted at the discretion of the proxy holder. The Board is not currently aware of any other matters to be presented at the Annual Meeting.

Revocation of Proxies
A stockholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date by mail, by voting via the Internet, by filing with our Corporate Secretary a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby virtually at the Annual Meeting. In order to revoke a proxy executed with respect to shares held in street name, the stockholder must contact the appropriate broker or nominee.

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If you have previously signed a GOLD proxy card sent to you by CVR Energy, you may change your vote and revoke your prior proxy by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone following the instructions on the enclosed WHITE proxy card. Voting to “WITHHOLD” with respect to any CVR Energy nominee on a GOLD proxy card sent to you by CVR Energy is NOT the same as voting for the Board of Directors’ nominees because a vote to “WITHHOLD” with respect to any CVR Energy nominee on its GOLD proxy card will revoke any proxy you previously submitted. Accordingly, if you wish to vote pursuant to the recommendation of our Board of Directors, you should disregard and NOT return any GOLD proxy card that you may receive from CVR Energy, even as a protest vote against CVR Energy.
Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request or vote in person at the Annual Meeting.

Broker Non-Votes

Shares of Common Stock that are held in “street name,” which means shares of Common Stock held of record by a trustee or in an account at a brokerage firm, bank, dealer or other similar organization (collectively, brokerage firms), may be voted, even if the beneficial holder does not provide the brokerage firm with voting instructions. Brokerage firms have the authority under applicable securities rules to cast votes on certain “routine” matters, even if they do not receive instructions from their customers. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” See also “What is the effect of abstentions, withheld votes and broker non-votes?” under the “Questions & Answers” section of this Proxy Statement, above.

Because of the contested nature of the proposals, to the extent your broker or other custodian provides you with CVR Energy’s proxy materials, your broker or other custodian may not vote your shares on routine or non-routine matters. Even if your broker or other custodian does not provide you with CVR Energy’s proxy materials, if you hold shares in “street name” and do not submit voting instructions to your broker or other custodian, they will not be authorized to vote your shares in their discretion on any of the matters at the Annual Meeting, other than Proposal 3 (ratification of appointment of independent registered public accounting firm). We encourage you to instruct your broker, bank or other nominee to vote your shares by filling out and returning the enclosed WHITE proxy card.

Vote Required

PROPOSAL 1: In the election of directors, stockholders will not be allowed to cumulate their votes. Because the director election at the 2021 Annual Meeting is contested, as defined in the Bylaws, the election of directors will be by a plurality of the votes cast, meaning that the eight (8) director-nominees who receive the highest number of votes cast with respect to his or her election will be elected as directors of the Company.

PROPOSAL 2: The affirmative vote of holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote, present or represented at the meeting, in which a quorum being present is required for the adoption of this proposal. Broker non-votes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter, although they will be counted in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. An abstention from voting by a stockholder present by virtually attending the Annual Meeting or represented by proxy has the same legal effect as a vote “against” the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

The “say-on-pay” vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board. However, the Board and its committees value the opinions of the stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, will consider the stockholders’ concerns and the Board and its committees will evaluate whether any actions are necessary to address those concerns.

PROPOSAL 3: The affirmative vote of a majority of the votes cast at the Annual Meeting will be required to ratify the selection of Ernst & Young as our independent registered public accounting firm for the 2021 fiscal year. Abstentions will have no effect on the outcome of the vote because an abstention does not count as a vote cast. Proposal 3 for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal.

PROPOSAL 4: The affirmative vote of a majority of the votes cast at the Annual Meeting will be required to approve the amendment to the 2016 Plan. Abstentions will have no effect on the outcome of the vote because an abstention does not count as a vote cast. Broker non-

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votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.

PROPOSAL 5: The affirmative vote of a majority of the votes cast at the Annual Meeting will be required to approve the ESPP. Abstentions will have no effect on the outcome of the vote because an abstention does not count as a vote cast. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.

Abstentions and broker non-votes will not affect the outcome of any proposals to be considered at the Annual Meeting; however, because Proposal 3 (ratification of appointment of independent registered public accounting firm) is considered a routine matter, to the extent that they have not provided you with CVR Energy’s proxy materials, brokerage firms may vote un-instructed shares for or against Proposal 3.

Holders of Record

You may vote by proxy or in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are encouraged to read this Proxy Statement and submit your WHITE proxy card or voting instructions form as soon as possible to ensure that your shares are represented and voted at the Annual Meeting. If you hold shares as a record holder, you may vote the shares by via the phone or the Internet by following the instructions provided on the enclosed WHITE proxy card, by completing, signing, dating and returning your WHITE proxy card in the postage-paid envelope provided or by attending the Annual Meeting and voting in person. Each method is discussed further below:

•Voting by Mail. If you choose to vote by mail, simply mark the WHITE proxy card and complete, sign, date and return it in the postage-paid envelope provided. The WHITE proxy card must be completed, signed and dated by the stockholder or the stockholder’s authorized representative.

•Voting by Telephone. Stockholders of record can vote by phone by following the instructions on your WHITE proxy card or by calling toll-free at (800) 322-2885. Voice prompts will instruct stockholders to vote their shares and confirm that their vote has been properly recorded.

•Voting over the Internet. Registered stockholders can vote on the Internet by accessing the website shown on your WHITE proxy card and following the easy directions. As with telephone voting, stockholders can confirm that their votes have been properly recorded. We provide Internet proxy voting to allow stockholders to vote their shares online, with procedures designed to ensure the authenticity and correctness of proxy vote instructions. However, please be aware that stockholders must bear any costs associated with their Internet access, such as usage charges from Internet access providers and telephone companies.

•Voting Virtually at the Annual Meeting. You may virtually attend and vote your shares during the Annual Meeting by visiting our Annual Meeting website at www.cesonlineservices.com/dk21_vm. To virtually attend the Annual Meeting, you will need the instructions included on your WHITE proxy card. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. Even if you plan to virtually attend the Annual Meeting, which is the only way to attend the Annual Meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to virtually attend the Annual Meeting.

If you have any questions or need assistance in voting your shares, please call MacKenzie, the firm assisting us in the solicitation. Stockholders in the U.S. and Canada may call toll-free at (800) 322-2885. Stockholders from other locations may call collect at (212) 929-5500. Banks and brokers may call collect at (212) 929-5500.

Holders in “Street Name”

If you hold your shares through your broker or other custodian, please follow the instructions you received from the holder of record to vote your shares. If you hold your shares in street name, you may virtually attend and vote your shares online at the Annual Meeting by following the instructions from your brokerage firm, bank, trustee or other nominee giving you the right to vote the shares at the Annual Meeting.

Many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. If you receive more than one WHITE proxy card or voting instruction form, your shares are registered in more than

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one name or are registered in different accounts. Please sign, date and return or otherwise submit your proxy with respect to each WHITE proxy card and WHITE voting instruction form to ensure that all of your shares are voted.

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STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING

To be considered for inclusion in the proxy statement for our 2022 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must be in writing and submitted to the Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027, and must otherwise comply with the requirements of Rule 14a-8. The proposal must be received no later than November 26, 2021 for us to consider it for inclusion.

Stockholders who desire to present business at our 2022 Annual Meeting, without inclusion in the proxy statement for such meeting, including a nomination of a candidate for election as director at such meeting, must notify our Corporate Secretary of such intent in accordance with our Bylaws by writing to our Corporate Secretary, Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027. To be timely, such notice must be received no earlier than January 6, 2022, nor later than February 5, 2022, provided that if the date of the Annual Meeting is advanced more than 30 calendar days prior to or delayed by more than 60 calendar days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. The advance notice must also meet the other requirements of Section 2.02 of our Bylaws. You may obtain a copy of our Bylaws by writing to our Corporate Secretary at the address above.

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APPENDIX A

THIRD AMENDMENT
TO THE
DELEK US HOLDINGS, INC.
2016 LONG-TERM INCENTIVE PLAN

THIS THIRD AMENDMENT TO THE DELEK US HOLDINGS, INC. 2016 LONG-TERM INCENTIVE PLAN (this “Third Amendment”) is effective as of ________________, 2021. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Plan (as defined below), and all section references shall refer to the Plan.

RECITALS
WHEREAS, Delek US Holdings, Inc. (the “Company”) currently awards long-term compensation to certain non-employee directors, employees and consultants under its 2016 Long-Term Incentive Plan, as amended by that certain First Amendment dated as of May 8, 2018 and that certain Second Amendment dated as of May 5, 2020 (as amended, the “Plan”);

WHEREAS, the Plan reserves 11,020,000 shares of Common Stock for issuance in connection with awards granted thereunder;

WHEREAS, the Company desires to amend the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by 3,215,000 shares and remove certain share recycling provisions from the Plan;

WHEREAS, this Third Amendment requires the approval of the Company’s stockholders; and

WHEREAS, the Board, based upon the recommendation of the Compensation Committee of the Board, which committee has previously been appointed by the Board pursuant to Section 5 to administer the Plan (the “Committee”), has determined that it is in the best interests of the Company, subject to the approval of the Company’s stockholders at the Company’s 2021 Annual Meeting of Stockholders, to amend the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by an additional 3,215,000 shares, from 11,020,000 shares to 14,235,000 shares, and to amend the Plan as set forth in this Third Amendment.

NOW, THEREFORE, the Plan shall be amended effective as of the date hereof as follows:

1.Paragraph 4 of the Plan is deleted in its entirety and replaced with the following:

4. Common Stock Available for Awards. Subject to the provisions of Paragraph 16 hereof, there shall be available for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 14,235,000 shares of Common Stock (the “Maximum Share Limit”), all of which may be used for the granting of ISOs. The Board and the appropriate officers of the Company are authorized to take from time to time whatever actions are necessary, and to file required documents with governmental authorities and stock exchanges and transaction reporting systems, to make shares of Common Stock available for issuance pursuant to Awards. Each Award settled in shares of Common Stock other than a Stock Option or SAR shall be counted against the Maximum Share Limit as 2.28 shares and each Stock Option or SAR shall be counted against the Maximum Share Limit as one share. Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock related to such Award shall not count against the Maximum Share Limit and will again be available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Paragraph 4 shall be added back as one share if such shares were subject to Stock Options or Stock Appreciation Rights and as 2.28 shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of a Stock Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation with respect to any Stock Option or SAR, (c) shares covered by a stock‑settled SAR or other Awards that were not issued upon the settlement of the Award, or (d) shares repurchased by the Company on the open market with proceeds from the exercise of Stock Options or SARs. Shares of Common Stock delivered under the Plan as an Award or in settlement of an Award issued or made (a) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition or (b) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the stockholder approval requirements of the New York Stock Exchange for equity compensation plans applies. The Committee may from time to time adopt and observe such rules and procedures concerning the counting of shares against the Maximum Share Limit or any sub limit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange on which the Common Stock is listed or any applicable regulatory requirement.

2.Except as modified herein, all other terms and conditions of the Plan shall remain in full force and effect. In the event of a conflict between this Third Amendment and the Plan, this Third Amendment shall control.

IN WITNESS WHEREOF, the undersigned has executed this Third Amendment to the Plan, to be effective as of the date first written above.
DELEK US HOLDINGS, INC.
By: _______________________
Name:
Title:

APPENDIX B

Delek US Holdings, Inc.

EMPLOYEE STOCK PURCHASE PLAN

1.Purpose. This Delek US Holdings, Inc. Employee Stock Purchase Plan (the “Plan”) is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code and the Plan shall be interpreted in a manner that is consistent with that intent.

2.Definitions.
“Board or Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Company” means Delek US Holdings, Inc. a Delaware corporation, including any successor thereto.

“Compensation” means base salary, wages, annual bonuses and commissions paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining shareholder approval in accordance with Section 20.10 hereof.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to re‑employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

“Eligible Employee” means an Employee who is a full-time employee and is customarily employed for at least thirty‑two (32) hours per week. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the shares of Common Stock as determined below. If the shares are listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal. In the absence of an established market for the shares, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Offering Date” means the first Trading Day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means a period of three months beginning each January 1st, April 1st, July 1st, and October 1st of each year; provided, that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in the Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in the Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion.

“Plan” means this Delek US Holdings, Inc. Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.
“Purchase Date” means the last Trading Day of each Offering Period.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as may be designated by the Committee from time to time) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) (or such greater percentage as may be designated by the Committee from time to time) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.
“Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

3.Administration. The Plan shall be administered by the Committee which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan including, without limitation, adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub‑plans may be designed to be outside the scope of Section 423 of the Code. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

4.Eligibility. Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

5.Offering Periods. The Plan shall be implemented by a series of Offering Periods, each of which shall be three (3) months in duration, with new Offering Periods commencing on or about January 1st, April 1st, July 1st, and October 1st of each year (or such other times as determined by the Committee). The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods.

6.Participation.

6.1Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her paycheck in an amount equal to at least 1%, but not more than 10% of his or her Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.

6.2Election Changes. During an Offering Period, a Participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period as many times as they wish during the period. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen days before the Purchase Date. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen days before the start of the next Offering Period.

6.3Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (a) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (b) withdraws from the Plan in accordance with Section 11, or (c) terminates employment or otherwise becomes ineligible to participate in the Plan.

7.Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than 2,500 shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 19 and the limitations set forth in Section 14 of the Plan).

8.Exercise of Option/Purchase of Shares. A Participant’s option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account. No fractional shares may be purchased but notional fractional shares of Common Stock will be allocated to the Participant’s ESPP Share Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 11 or termination of employment in accordance with Section 12.

9.Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants will not have any voting, dividend or other rights of a shareholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 9.

10.Transfer Restriction. In its sole discretion and subject to applicable law, the Committee may impose a required holding period on any Shares purchased during the designated Purchase Period.

11.Withdrawal.

11.1Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least fifteen days before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant’s

Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1 of the Plan.

11.2Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

12.Termination of Employment; Change in Employment Status. Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, which in either case occurs at least thirty days before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 18, and the Participant’s option shall be automatically terminated. If the Participant’s termination of employment or change in status occurs within thirty days before a Purchase Date, the accumulated payroll deductions shall be used to purchase shares on the Purchase Date.

13.Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

14.Shares Reserved for Plan.

14.1Number of Shares. A total of 2,000,000 shares of Common Stock have been reserved as authorized for the grant of options under the Plan. The shares of Common Stock may be newly issued shares, treasury shares or shares acquired on the open market.

14.2Over-subscribed Offerings. The number of shares of Common Stock which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

15.Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 18 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

16.Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

17.Statements. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

18.Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under the Plan in the event of such Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death prior to the Purchase Date of an Offering Period.

19.Adjustments Upon Changes in Capitalization; Dissolution or Liquidation; Corporate Transactions.

19.1Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the

Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan, and the numerical limits of Section 7 and Section 14.

19.2Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 11.

19.3Corporate Transaction. In the event of a Corporate Transaction, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the option relates will be shortened by setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 11.

20.General Provisions.

20.1 Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

20.2 No Right to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

20.3 Rights as Shareholder. A Participant will become a shareholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant will have no rights as a shareholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a shareholder as provided above.

20.4 Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

20.5 Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

20.6 Compliance with Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

20.7 Term of Plan. The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 20.8, shall have a term of ten years.

20.8 Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 19). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

20.9 Applicable Law. The laws of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.

20.10Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

20.11Section 423. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Any provision of the Plan that is inconsistent with Section 423 of the Code shall be reformed to comply with Section 423 of the Code.

20.12Withholding. To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

20.13Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

20.14Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

APPENDIX C

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION
Under applicable SEC rules and regulations, members of the Board of Directors, certain officers and certain other employees of the Company are considered “participants” with respect to the Company’s solicitation of proxies in connection with the 2021 Annual Meeting. The following sets forth certain information about the persons who are considered “participants.”
1.Directors and Nominees
The principal occupations or employment of the Company’s directors are set forth under the heading “Proposal 1: Election of Nominee Directors” in this Proxy Statement. The names of the Company’s directors are set forth below, and the business address for all directors is: c/o Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027.
Name
Ezra Uzi Yemin
William J. Finnerty
Richard Marcogliese
Gary M. Sullivan, Jr.
Vicky Sutil
Laurie Z. Tolson
David Wiessman
Shlomo Zohar
2.Certain Officers and Other Employees
The following table sets forth the name and principal occupation of the Company’s officers and certain employees who are considered “participants.” The principal occupation refers to such person’s position with the Company, and the principal business address of each such person is Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee 37027.

Name	Principal Occupation
Ezra Uzi Yemin	Chair, President, and Chief Executive Officer
Reuven Spiegel	Executive Vice President and Chief Financial Officer
Denise McWatters	Executive Vice President, General Counsel, and Corporate Secretary
Blake Fernandez	Senior Vice President, Investor Relations
Leonard Raymond	Manager of Investor Relations
3.Information Regarding Ownership of the Company’s Securities by Participants
Except as described in this Appendix C or in this Proxy Statement, none of the persons listed above under “Directors and Nominees” or “Certain Officers and Other Employees” owns any Company securities of record that they do not own beneficially. The number of Company securities beneficially owned by directors and named executive officers as of March 18, 2021 is set forth under the heading “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement. The number of Company securities beneficially owned by the Company’s other officers and employees who are considered “participants” as of March 18, 2021 is set forth below.

Name	Company Securities Owned
Denise McWatters	0
Blake Fernandez	6,808
Leonard Raymond	0

4. Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth purchases and sales of the Company’s securities during the past two years by the Board of Directors, the Board of Directors’ nominees, and certain officers and certain other employees of the Company that are “participants” with respect to the Company’s solicitation of proxies in connection with the 2021 Annual Meeting. None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Company Securities Purchased or Sold (March 18, 2019 through March 18, 2021)

Name	Date	# of Shares	Transaction Description
Ezra Uzi Yemin	6/10/2019	(4,462)	F
	9/10/2019	(10,206)	F
	11/15/2019	27,500 (1)	P
	12/10/2019	(7,334)	F
	3/10/2020	(39,087)	F
	3/10/2020	329,113	A
	6/10/2020	(5,276)	F
	9/10/2020	(21,569)	F
	3/10/2021	147,268	A
	3/10/2021	(35,778)	F

(1) Mr. Yemin purchased these shares indirectly by Yemin Investments, L.P., a limited partnership of which Mr. Yemin is the sole general partner.

Name	Date	# of Shares	Transaction Description
William J. Finnerty	6/10/2019	3,490	A
	6/10/2020	6,246	A
	11/18/2020	(3,500)	S

Name	Date	# of Shares	Transaction Description
Richard Marcogliese	6/10/2020	6,246	A
	12/10/2020	11,000	P

Name	Date	# of Shares	Transaction Description
Gary M. Sullivan, Jr.	6/10/2019	3,490	A
	6/10/2020	6,246	A

Name	Date	# of Shares	Transaction Description
Vicky Sutil	6/10/2019	3,490	A
	6/10/2020	6,246	A

Name	Date	# of Shares	Transaction Description
David Wiessman	6/10/2019	3,490	A
	6/10/2020	6,246	A

Name	Date	# of Shares	Transaction Description
Shlomo Zohar	6/10/2019	3,490	A
	6/10/2020	6,246	A

Name	Date	# of Shares	Transaction Description
Reuven Spiegel	6/10/2019	10,726	A

Name	Date	# of Shares	Transaction Description
Blake Fernandez	6/10/2020	299	A
(non-Section 16 officer)	6/10/2020	(112)	F
	9/10/2020	3,256	A
	9/10/2020	(1,217)	F
	12/10/2020	1,777	A
	12/10/2020	(665)	F
	3/10/2021	2,803	A
	3/10/2021	(833)	F

Transaction Key

A	Acquired – Restricted Stock Unit Grants
F	Disposed – Shares withheld to satisfy tax withholding obligations in connection with the vesting of Restricted Stock Unit Awards
P	Acquired – Open Market
S	Disposed – Open Market

5. Miscellaneous Information Concerning Participants

Except as described in this Appendix C or in this Proxy Statement, neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since January 1, 2020 or has knowledge of any current proposed transaction or series of proposed transactions (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000 and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Appendix C or in this Proxy Statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and (b) no participant owns any securities of the Company of record but not beneficially.

Except as described in this Appendix C or in this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to (i) any future employment by the Company or any of its affiliates or (ii) any future transactions to which the Company or any of its affiliates will or may be a party.

Except as described in this Appendix C or in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since January 1, 2020 with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Appendix C or in this Proxy Statement, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2021 Annual Meeting.

Delek US Holdings, Inc.
c/o Corporate Election Services
P. O. Box 3230
Pittsburgh, PA 15230-3230

V O T E B Y I N T E R N E T
Have your WHITE proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.

V O T E B Y T E L E P H O N E
Have your WHITE proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

V O T E B Y M A I L
Please mark, sign and date your WHITE proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

Vote by Internet Access the website and cast your vote: www.cesvote.com	Vote by Telephone Call toll-free using a touch-tone telephone: 1-888-693-8683	Vote by Mail Return your WHITE proxy in the postage-paid envelope provided
Internet and Telephone access is available 24 hours a day, 7 days a week.

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS WHITE PROXY CARD TODAY!
Your Internet or telephone vote must be received by 11:59 p.m. Eastern Daylight Saving Time on May 5, 2021.

If voting by mail, please fold and detach card at perforation before mailing.

DELEK US HOLDINGS, INC.									WHITE PROXY
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” EACH DIRECTOR NOMINEE IN PROPOSAL 1:							THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 2, 3, 4, AND 5:
1.	Election of Directors:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	2.	To adopt the advisory resolution approving the executive compensation program for our named executive officers as described in the Proxy Statement.
	NOMINEES:		☐	☐	☐		☐ FOR	☐ AGAINST	☐ ABSTAIN
	(1)	Ezra Uzi Yemin	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.			3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2021 fiscal year.
	(2)	William J. Finnerty
	(3)	Richard J. Marcogliese					☐ FOR	☐ AGAINST	☐ ABSTAIN
	(4)	Gary M. Sullivan, Jr.				4.	To approve the amendment to the 2016 Long-Term Incentive Plan to increase the number of shares available for issuance thereunder.
	(5)	Vicky Sutil
	(6)	Laurie Z. Tolson					☐ FOR	☐ AGAINST	☐ ABSTAIN
	(7)	David Wiessman				5.	To approve our Employee Stock Purchase Plan.
	(8)	Shlomo Zohar					☐ FOR	☐ AGAINST	☐ ABSTAIN
Note: If any other matters come before the meeting or any adjournment thereof, the persons named in this proxy will vote in their discretion.

						Stockholder Signature			Date

						Stockholder (Joint Owner) Signature			Date

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to virtually attend the 2021 Annual Meeting of Stockholders, you can be sure these shares are represented at the meeting by voting online or promptly returning the proxy in the enclosed envelope.

Proxy card must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2020 Annual Report, Notice & Proxy Statement are available at ir.delekus.com/proxy-materials

If you have any questions concerning this proxy statement, please contact our proxy solicitor:

1407 Broadway, 27th Floor
New York, NY 10018
(800) 322-2885 or (212) 929-5500
proxy@mackenziepartners.com

If voting by mail, please fold and detach card at perforation before mailing.

WHITE PROXY
Annual Meeting of Stockholders
May 6, 2021, 1:00 p.m.
This proxy is solicited by the Board of Directors

Ezra Uzi Yemin and Reuven Spiegel, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and resubstitution, are hereby authorized to represent and to vote all shares of common stock, par value $0.01 per share, of Delek US Holdings, Inc. held of record by the undersigned on March 18, 2021, at the Annual Meeting of Stockholders to be held on May 6, 2021, at 1:00 p.m., Central Daylight Saving Time, via live webcast at www.cesonlineservices.com/dk21_vm, and any adjournment or postponement thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATIONS.

(Continued and to be signed on the reverse side)